EXHIBIT 10.23


                                CREDIT AGREEMENT
                                (REVOLVING LOAN)

                                 BY AND BETWEEN


                                  COBANK, ACB,
           AS CO-SYNDICATION AGENT, ADMINISTRATIVE AGENT AND BID AGENT
                           AND AS A SYNDICATION PARTY,

                         ST. PAUL BANK FOR COOPERATIVES
               AS CO-SYNDICATION AGENT AND AS A SYNDICATION PARTY,

                               NATIONSBANK, N.A.,
               AS DOCUMENTATION AGENT AND AS A SYNDICATION PARTY,

              CREDIT AGRICOLE INDOSUEZ, BANQUE NATIONALE DE PARIS,
           CHICAGO BRANCH, BANK OF AMERICA NATIONAL TRUST AND SAVINGS
          ASSOCIATION, DEUTSCHE GENOSSENSCHAFTSBANK, AND COOPERATIEVE
               CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK
                          NEDERLAND", NEW YORK BRANCH,
                   AS CO-MANAGERS AND AS SYNDICATION PARTIES,

              THE BANK OF TOKYO-MITSUBISHI, LTD., CARIPLO-CASSA DI
                    RISPARMIO DELLE PROVINCIE LOMBARDE SPA,
            NORWEST BANK MINNESOTA, N.A., SUNTRUST BANK, ATLANTA, AND
                        U.S. BANK NATIONAL ASSOCIATION,
                             AS SYNDICATION PARTIES,


                                       AND


                        CENEX HARVEST STATES COOPERATIVES


                            DATED AS OF JUNE 1, 1998


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                                TABLE OF CONTENTS

ARTICLE 1.  DEFINED TERMS......................................................1

     1.1 Additional Costs .....................................................1

     1.2 Adjusted Consolidated Funded Debt ....................................1

     1.3 Administrative Agent .................................................1

     1.4 Administrative Agent Office ..........................................1

     1.5 Advance ..............................................................1

     1.6 Advance Date .........................................................1

     1.7 Advance Payment ......................................................1

     1.8 Affected Loans .......................................................2

     1.9 Aggregate 5-Year Commitment ..........................................2

     1.10 Aggregate LC Commitment .............................................2

     1.11 Aggregate 364-Day Commitment ........................................2

     1.12 Amortization ........................................................2

     1.13 Annual Operating Budget .............................................2

     1.14 Applicable Lending Office ...........................................2

     1.15 Authorized Officer ..................................................2

     1.16 Bank Debt ...........................................................2

     1.17 Banking Day .........................................................2

     1.18 Bank Equity Interests ...............................................2

     1.19 Base Rate ...........................................................2

     1.20 Base Rate Loans .....................................................3

     1.21 Bid .................................................................3

     1.22 Bid Agent ...........................................................3

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     1.23 Bid Maturity Date ...................................................3

     1.24 Bid Request .........................................................3

     1.25 Bid Results Notice ..................................................3

     1.26 Bid Rate ............................................................3

     1.27 Bid Selection Notice ................................................3

     1.28 Borrower's Account ..................................................3

     1.29 Borrower Benefit Plan ...............................................3

     1.30 Borrowing Notice ....................................................3

     1.31 Capital Leases ......................................................3

     1.32 Change in Law .......................................................3

     1.33 Closing Date ........................................................3

     1.34 Code ................................................................3

     1.35 Committed 5-Year Advances ...........................................4

     1.36 Committed LC Request ................................................4

     1.37 Committed Letters of Credit .........................................4

     1.38 Committed Letter of Credit Fee ......................................4

     1.39 Committed 364-Day Advances ..........................................4

     1.40 Compliance Certificate ..............................................4

     1.41 Consolidated Cash Flow ..............................................4

     1.42 Consolidated Current Assets .........................................4

     1.43 Consolidated Current Liabilities ....................................4

     1.44 Consolidated Funded Debt ............................................4

     1.45 Consolidated Interest Expense .......................................4

     1.46 Consolidated Members' and Patrons' Equity ...........................5

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     1.47 Consolidated Subsidiary .............................................5

     1.48 Contributing Syndication Parties ....................................5

     1.49 Debt ................................................................5

     1.50 Default Interest Rate ...............................................5

     1.51 Delinquency Interest ................................................5

     1.52 Delinquent Amount ...................................................5

     1.53 Delinquent Syndication Party ........................................5

     1.54 Depreciation ........................................................5

     1.55 Environmental Laws ..................................................5

     1.56 Environmental Regulations ...........................................5

     1.57 ERISA ...............................................................5

     1.58 ERISA Affiliate .....................................................6

     1.59 Event of Default ....................................................6

     1.60 Event of Syndication Default ........................................6

     1.61 Existing Credit Agreement ...........................................6

     1.62 Existing Letters of Credit ..........................................6

     1.64 Fiscal Quarter ......................................................6

     1.65 Fiscal Year .........................................................6

     1.66 5-Year Availability Period ..........................................6

     1.67 5-Year Bid Advance ..................................................6

     1.68 5-Year Bid Loan .....................................................6

     1.69 5-Year Borrowing Notice .............................................7

     1.70 5-Year Facility .....................................................7

     1.71 5-Year Facility Fee .................................................7

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     1.72 5-Year Funding Notice ...............................................7

     1.72 5-Year Funding Notice ...............................................7

     1.73 5-Year Margin .......................................................7

     1.74 5-Year Maturity Date ................................................7

     1.75 5-Year Pro Rata Advance .............................................7

     1.76 Funded Debt .........................................................7

     1.77 Funding Losses ......................................................7

     1.78 Funding Loss Notice .................................................7

     1.79 Funding Share .......................................................7

     1.80 GAAP ................................................................7

     1.81 Good Faith Contest ..................................................8

     1.82 Governmental Authority ..............................................8

     1.83 Hazardous Substances ................................................8

     1.84 Indemnified Agency Parties ..........................................8

     1.85 Indemnified Parties .................................................8

     1.86 Individual Commitment ...............................................8

     1.87 Individual 5-Year Commitment ........................................8

     1.88 Individual 364-Day Commitment .......................................8

     1.89 Individual 5-Year Lending Capacity ..................................8

     1.90 Individual 364-Day Lending Capacity .................................8

     1.91 Individual Outstanding 5-Year Obligations ...........................9

     1.92 Individual Outstanding 364-Day Obligations ..........................9

     1.93 Individual 5-Year Pro Rata Share ....................................9

     1.94 Individual 364-Day Pro Rata Share ...................................9

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     1.95 Investment ..........................................................9

     1.96 Issuing Syndication Party ..........................................10

     1.98 Letters of Credit ..................................................10

     1.99 Letter of Credit Bank ..............................................10

     1.100 LIBO Rate .........................................................10

     1.101 LIBO Rate Loan ....................................................10

     1.102 LIBO Rate Period ..................................................10

     1.103 LIBO Request ......................................................10

     1.104 Licensing Laws ....................................................10

     1.105 Lien ..............................................................10

     1.106 Loans .............................................................11

     1.107 Blank .............................................................11

     1.108 Loan Documents ....................................................11

     1.109 Material Adverse Effect ...........................................11

     1.110 Material Agreements ...............................................11

     1.111 Merger ............................................................11

     1.112 Multiemployer Plan ................................................11

     1.113 Negotiated LC Request .............................................11

     1.114 Negotiated Letter of Credit .......................................11

     1.115 Note or Notes .....................................................11

     1.117 Operating Lease ...................................................11

     1.118 Organization Documents ............................................11

     1.119 Overnight Advance .................................................11

     1.120 Overnight Advance Request .........................................11

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     1.122 Overnight Funding Commitment ......................................11

     1.123 Overnight Lenders .................................................12

     1.125 Overnight Maturity Date ...........................................12

     1.126 Overnight Rate ....................................................12

     1.127 Payment Account ...................................................12

     1.128 Payment Distribution ..............................................12

     1.129 PBGC ..............................................................12

     1.130 Permitted Encumbrance .............................................12

     1.131 Person ............................................................12

     1.132 Plan ..............................................................12

     1.133 Potential Default .................................................12

     1.134 Predecessor Companies .............................................12

     1.135 Prohibited Transaction ............................................12

     1.139 Regulatory Change .................................................12

     1.140 Reportable Event ..................................................12

     1.141 Requested 5-Year Advance ..........................................12

     1.142 Requested 364-Day Advance .........................................12

     1.143 Required Lenders ..................................................13

     1.144 Required License ..................................................13

     1.145 Restricted Subsidiary .............................................13

     1.146 Subsidiary ........................................................13

     1.147 Successor Agent ...................................................13

     1.148 Super Majority Lenders ............................................13

     1.149 Syndication Acquisition Agreement .................................13

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     1.150 Syndication Interest ..............................................13

     1.151 Syndication Parties ...............................................13

     1.152 Syndication Party Advance Date ....................................13

     1.153 Term Loan Credit Agreement ........................................13

     1.154 364-Day Availability Period .......................................14

     1.155 364-Day Bid Advance ...............................................14

     1.156 364-Day Bid Loan ..................................................14

     1.157 364-Day Borrowing Notice ..........................................14

     1.158 364-Day Facility ..................................................14

     1.159 364-Day Facility Fee ..............................................14

     1.160 364-Day Facility Note(s) ..........................................14

     1.161 364-Day Funding Notice ............................................14

     1.162 364-Day Margin ....................................................14

     1.163 364-Day Maturity Date .............................................14

     1.164 364-Day Pro Rata Advance ..........................................14

     1.165 Transfer ..........................................................14

     1.166 Wire Instructions .................................................14

ARTICLE 2.  364-DAY FACILITY..................................................14

     2.1 364-Day Facility Loan ...............................................14

           2.1.1 Individual Syndication Party 364 Day Commitment .............14

           2.1.2 Individual Syndication Party 364-Day Pro Rata Share .........15

     2.2 Aggregate 364-Day Commitment ........................................15

     2.3 364-Day Borrowing Notice; Funding Notice ............................15

     2.4 364-Day Facility Promissory Notes ...................................15


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     2.5 Syndication Party Records ...........................................15

     2.6 Use of Proceeds .....................................................16

     2.7 Syndication Party Funding Failure ...................................16

     2.8 Reduction of Aggregate 364-Day Commitment ...........................16

ARTICLE 3.  5-YEAR FACILITY...................................................16

     3.1 5-Year Facility Loan ................................................16

           3.1.1 Individual Syndication Party 5-Year Commitment ..............17

           3.1.2 Individual Syndication Party 5-Year Pro Rata Share ..........17

     3.2 Aggregate 5-Year Commitment .........................................17

     3.3 5-Year Borrowing Notice .............................................17

     3.4 5-Year Facility Promissory Notes ....................................17

     3.5 Syndication Party Records ...........................................18

     3.6 Use of Proceeds .....................................................18

     3.7 Syndication Party Funding Failure ...................................18

     3.8 Reduction of Aggregate 5-Year Commitment ............................18

ARTICLE 4.  BID RATE FACILITY.................................................19

     4.1 364-Day Facility Bid Rate Loans .....................................19

           4.1.2 Individual 364-Day Commitment ...............................19

           4.1.3 Aggregate 364-Day Commitment ................................19

           4.1.4 Amounts .....................................................19

     4.2 5-Year Facility Bid Rate Loans ......................................19

           4.2.2 Individual 5-Year Commitment ................................19

           4.2.3 Aggregate 5-Year Commitment .................................19

           4.2.4 Amounts .....................................................19


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     4.3 Bid Request .........................................................20

     4.4 Bid Procedure .......................................................20

     4.5 Bid Acceptance Procedure ............................................20

     4.6 Bid Loan Funding ....................................................21

     4.7 Overnight Advances ..................................................21

     4.8 Syndication Party Funding Failure ...................................21

     4.9 Overnight Lender Funding Failure ....................................22

     4.10 Failure to Implement Bid Process ...................................22

ARTICLE 5.  LETTER OF CREDIT FACILITY.........................................22

     5.1 Letter of Credit Request ............................................22

           5.1.1 Request for Committed Letter of Credit ......................22

           5.1.2 Request for Negotiated Letter of Credit .....................22

           5.1.3 Notification of the Administrative Agent ....................23

     5.2 Committed Letters of Credit .........................................23

           5.2.1 Available Amount ............................................23

           5.2.2 Availability ................................................23

           5.2.3 Fees ........................................................23

           5.2.4 Treatment of Draws ..........................................24

     5.3 Negotiated Letters of Credit ........................................24

           5.3.1 Limits on Available Amount ..................................24

           5.3.2 Availability ................................................24

           5.3.3 Fees ........................................................24

           5.3.4 Treatment of Draws ..........................................24

     5.4 Notice of Issuance of Negotiated Letters of Credit ..................25



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     5.5 Existing Letters of Credit ..........................................25

ARTICLE 6.  INTEREST AND FEES.................................................25

     6.1 Interest ............................................................25

           6.1.1 Base Rate Option ............................................25

           6.1.2 LIBO Rate Option ............................................25

     6.2 Additional Provisions for LIBO Rate Loans ...........................25

           6.2.1 Inapplicability or Unavailability of LIBO Rate ..............25

           6.2.2 Change in Law; LIBO Rate Loan Unlawful ......................26

     6.3 Default Interest Rate ...............................................26

     6.4 Interest Calculation ................................................26

     6.5 Fees ................................................................26

           6.5.3 364-Day Facility Fee ........................................26

           6.5.4 5-Year Facility Fee .........................................27

     6.6 364-Day Margin; 5-Year Margin .......................................27

ARTICLE 7.PAYMENTS; FUNDING LOSSES............................................27

     7.1 Principal Payments ..................................................27

     7.2 Interest Payments ...................................................27

     7.3 Application of Principal Payments ...................................28

     7.4 Manner of Payment ...................................................28

     7.5 Voluntary Prepayments ...............................................28

     7.6 Distribution of Principal and Interest Payments .....................29

           7.6.1 Principal and Interest Payments on 364-Day
                 Pro Rata Advances ...........................................29

           7.6.2 Principal Interest Payments on 5-Year
                 Pro Rata Rate Advances ......................................29


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           7.6.3 Principal and Interest Payments on Bid Rate Advance .........29

           7.6.4 Principal and Interest Payments on Overnight Advances .......29

ARTICLE 8.  BANK EQUITY INTERESTS.............................................29

ARTICLE 9.  SECURITY..........................................................29

ARTICLE 10.  REPRESENTATIONS AND WARRANTIES...................................29

     10.1 Organization, Good Standing, Etc. ..................................30

     10.2 Corporate Authority, Due Authorization; Consents ...................30

     10.3 Litigation .........................................................30

     10.4 No Violations ......................................................30

     10.5 Binding Agreement ..................................................30

     10.6 Compliance with Laws ...............................................31

     10.7 Principal Place of Business ........................................31

     10.8 Payment of Taxes ...................................................31

     10.9 Licenses and Approvals .............................................31

     10.10 Employee Benefit Plans ............................................31

     10.11 Equity Investments ................................................31

     10.12 Title to Real and Personal Property ...............................32

     10.13 Financial Statements ..............................................32

     10.14 Environmental Compliance ..........................................32

     10.15 Fiscal Year .......................................................33

     10.16 Material Agreements ...............................................33

     10.17 Regulations U and X ...............................................33

     10.18 Trademarks, Tradenames, etc. ......................................33

     10.19 No Default on Outstanding Judgments or Orders .....................33

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     10.20 No Default in Other Agreements ....................................33

     10.21 Labor Disputes and Acts of God ....................................33

     10.22 Governmental Regulation ...........................................33

     10.23 Disclosure ........................................................34

ARTICLE 11.  CONDITIONS TO ADVANCES...........................................34

     11.1 Conditions to Closing ..............................................34

           11.1.1 Loan Documents .............................................34

           11.1.2 Approvals ..................................................34

           11.1.3 Organizational Documents ...................................34

           11.1.4 Evidence of Insurance ......................................34

           11.1.5 Appointment of Agent for Service ...........................34

           11.1.6 No Material Change .........................................34

           11.1.7 Fees and Expenses ..........................................35

           11.1.8 Bank Equity Interest Purchase Obligation ...................35

           11.1.9 Opinion of Counsel .........................................35

           11.1.10 Further Assurances ........................................35

     11.2 Conditions to Advance ..............................................35

           11.2.1 Consummation of Merger; Amendment of Articles of
                  Incorporation ..............................................35

           11.2.2 Evidence of Corporate Action ...............................35

           11.2.3 Cancellation of Existing Credit Agreements .................35

           11.2.4 Default ....................................................36

           11.2.5 Representations and Warranties .............................36

     11.3 Limitation on LIBO Rate Loans ......................................36

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     11.4 Illegality of Loan .................................................36

     11.5 Treatment of Affected Loans ........................................37

ARTICLE 12.  AFFIRMATIVE COVENANTS............................................37

     12.1 Books and Records ..................................................37

     12.2 Reports and Notices ................................................37

           12.2.1 Annual Financial Statements ................................37

           12.2.2 Quarterly Financial Statements .............................37

           12.2.3 Notice of Default ..........................................38

           12.2.4 ERISA Reports ..............................................38

           12.2.5 Notice of Litigation .......................................38

           12.2.6 Notice of Material Adverse Effect ..........................38

           12.2.7 Notice of Environmental Proceedings ........................38

           12.2.8 Regulatory and Other Notices ...............................39

           12.2.9 Adverse Action Regarding Required Licenses .................39

           12.2.10 Budget ....................................................39

           12.2.11 Additional Information ....................................39

     12.3 Eligibility ........................................................39

     12.4 Maintenance of Existence and Qualification .........................39

     12.5 Compliance with Legal Requirements and Agreements ..................39

     12.6 Compliance with Environmental Laws .................................40

     12.7 Taxes ..............................................................40

     12.8 Insurance ..........................................................40

     12.9 Maintenance of Properties ..........................................40

     12.10 Payment of Liabilities ............................................40

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     12.11 Inspection ........................................................41

     12.12 Required Licenses; Permits; Etc ...................................41

     12.13 ERISA .............................................................41

     12.14 Maintenance of Commodity Position .................................41

     12.15 Financial Covenants ...............................................41

           12.15.1 Working Capital ...........................................41

           12.15.2 Consolidated Funded Debt to Consolidated
                   Cash Flow..................................................41

           12.15.3 Adjusted Consolidated Funded Debt to
                   Consolidated Members' and Patrons' Equity .................42

ARTICLE 13.  NEGATIVE COVENANTS...............................................42

     13.1 Borrowing ..........................................................42

     13.2 No Other Businesses ................................................42

     13.3 Liens ..............................................................42

     13.4 Sale of Assets .....................................................44

     13.5 Liabilities of Others ..............................................44

     13.6 Loans ..............................................................45

     13.7 Merger; Acquisitions; Business Form; Etc ...........................45

     13.8 Investments ........................................................45

     13.9 Transactions With Related Parties ..................................46

     13.10 Patronage Refunds, etc. ...........................................46

     13.11 Change in Fiscal Year .............................................46

ARTICLE 14.  INDEMNIFICATION..................................................46

     14.1 General; Stamp Taxes; Intangibles Tax ..............................46

     14.2 Indemnification Relating to Hazardous Substances ...................47

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ARTICLE 15.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES...........................48

     15.1 Events of Default ..................................................48

     15.2 No Advance .........................................................49

     15.3 Rights and Remedies ................................................49

ARTICLE 16.  AGENCY AGREEMENT.................................................50

     16.1 Funding of Syndication Interest ....................................50

     16.2 Syndication Parties' Obligations to Remit Funds ....................50

     16.3 Notice to Administrative Agent .....................................50

     16.4 Syndication Party's Failure to Remit Funds .........................50

     16.5 Agency Appointment .................................................51

     16.6 Power and Authority of the Administrative Agent ....................52

           16.6.1 Advice .....................................................52

           16.6.2 Documents ..................................................52

           16.6.3 Proceedings ................................................52

           16.6.4 Retain Professionals .......................................52

           16.6.5 Incidental Powers ..........................................52

     16.7 Duties of the Administrative Agent .................................52

           16.7.1 Possession of Documents ....................................52

           16.7.2 Distribute Payments ........................................52

           16.7.3 Loan Administration ........................................52

           16.7.4 Determination of Individual Lending Capacity and
                  Individual Pro Rata Shares .................................53

           16.7.5 Action Upon Default ........................................53

           16.7.6 Indemnification as Condition to Action .....................53

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     16.8 Bid Agent's Appointment, Power, Authority, Duties or Removal .......54

     16.9 Consent Required for Certain Actions ...............................54

           16.9.1 Unanimous ..................................................54

           16.9.2 Required Lenders ...........................................54

           16.9.3 Action Without Vote ........................................55

     16.10 Distribution of Principal and Interest ............................55

     16.11 Distribution of Certain Amounts ...................................55

           16.11.1 Funding Losses ............................................55

           16.11.1 Funding Losses ............................................56

     16.12 Possession of Loan Documents ......................................56

     16.13 Collateral Application ............................................56

     16.14 Amounts Required to be Returned ...................................56

     16.15 Reports and Information to Syndication Parties ....................57

     16.16 Standard of Care ..................................................57

     16.17 No Trust Relationship .............................................57

     16.18 Sharing of Costs and Expenses .....................................58

     16.19 Syndication Parties' Indemnification of the Administrative Agent ..58

     16.20 Books and Records .................................................58

     16.21 Administrative Agent Fee ..........................................59

     16.22 The Administrative Agent's Resignation or Removal .................59

     16.23 Representations and Warranties of All Parties .....................59

     16.24 Representations and Warranties of CoBank ..........................60

     16.25 Syndication Parties' Independent Credit Analysis ..................60

     16.26 No Joint Venture or Partnership ...................................60

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     16.27 Purchase for Own Account; Restrictions on Transfer; Participations 60

     16.28 Certain Participants' Voting Rights ...............................61

     16.29 Method of Making Payments .........................................61

     16.30 Events of Syndication Default/Remedies ............................61

           16.30.1 Syndication Party Default .................................61

           16.30.2 Remedies ..................................................62

     16.31 Withholding Taxes .................................................62

     16.32 Amendments Concerning Agency Function .............................62

     16.33 Further Assurances ................................................63

ARTICLE 17.  MISCELLANEOUS....................................................63

     17.1 Costs and Expenses .................................................63

     17.2 Service of Process and Consent to Jurisdiction .....................63

     17.3 Jury Waiver ........................................................63

     17.4 Notices ............................................................64

           17.4.1 Borrower ...................................................64

           17.4.2 Administrative Agent .......................................64

           17.4.3 Bid Agent ..................................................64

           17.4.4 Co-Syndication Agent .......................................65

           17.4.5 Syndication Parties ........................................65

     17.5 Liability of Administrative Agent and Bid Agent ....................65

     17.6 Successors and Assigns .............................................65

     17.7 Severability .......................................................65

     17.8 Entire Agreement ...................................................65

     17.9 Applicable Law .....................................................65

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     17.10 Captions ..........................................................65

     17.11 Complete Agreement; Amendments ....................................65

     17.12 Additional Costs of Maintaining Loan ..............................66

     17.13 Capital Requirements ..............................................67

     17.14 Replacement Notes .................................................67

     17.15 Patronage Payments ................................................67

     17.16 Mutual Release ....................................................68

     17.17 Liberal Construction ..............................................68

     17.18 Counterparts ......................................................68

     17.19 Confidentiality ...................................................68


                                      xviii

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                                    EXHIBITS


Exhibit 1.40               Compliance Certificate

Exhibit 1.62               Existing Letters of Credit

Exhibit 1.138              List of Restricted Subsidiaries

Exhibit 2.3                364-Day Borrowing Notice

Exhibit 2.4                364-Day Facility Note Form

Exhibit 3.3                5-Year Borrowing Notice

Exhibit 3.4                5-Year Facility Note Form

Exhibit 4.3                Bid Request Form (364-Day Facility)
                           Bid Request Form (5-Year Facility)

Exhibit 4.4                Bid Form (364-Day Facility)
                           Bid Form (5-Year Facility)

Exhibit 4.5 Bid Selection Notice (364-Day Facility) Bid Selection Notice (5-Year Facility)

Exhibit 10.3               Litigation

Exhibit 10.8               Payment of Taxes

Exhibit 10.11              Equity Investments

Exhibit 10.14              Environmental Compliance

Exhibit 13.1               Existing Indebtedness

Exhibit 16.27              Syndication Acquisition Agreement

Exhibit 16.29              Wire Instructions

Schedule 1                 Syndication Parties and Individual Commitments

Schedule 2                 Applicable Margins

                                CREDIT AGREEMENT
                                (REVOLVING LOAN)

Cenex Harvest States Cooperatives
Loan No. S0604 and TR0605

         THIS AGREEMENT ("CREDIT AGREEMENT") is entered into as of the 1st day of June 1998, by and between COBANK, ACB ("COBANK") for its own benefit as a Syndication Party, as Co-Syndication Agent, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), ST. PAUL BANK FOR COOPERATIVES, as Co-Syndication Agent ("ST. PAUL BANK") and as a Syndication Party, the Syndication Parties identified on Schedule 1 hereto, and CENEX HARVEST STATES COOPERATIVES (formerly known as Harvest States Cooperatives), a cooperative corporation formed under the laws of the State of Minnesota, whose address is 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077 ("BORROWER").


ARTICLE 1.  DEFINED TERMS

         As used in this Credit Agreement, the following terms shall have the meanings set forth below (and such meaning shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

         1.1 ADDITIONAL COSTS: shall have the meaning set forth in Section
17.12.

         1.2 ADJUSTED CONSOLIDATED FUNDED DEBT: All indebtedness for borrowed money of the Borrower and its Subsidiaries, in each case maturing by its terms more than one year after, or which is renewable or extendible for a period ending one year or more after the date of determination, and shall include Debt of such maturity created or assumed by the Borrower or any Subsidiary either directly or indirectly, including obligations of such maturity secured by liens upon property of the Borrower or its Subsidiaries and upon which such entity customarily pays the interest, and all rental payments under capitalized leases of such maturity, and the net present value of operating leases as discounted by a rate which is 1.5% less than the National Prime Rate as stated in the WALL STREET JOURNAL.

         1.3 ADMINISTRATIVE AGENT: shall mean CoBank, ACB.

         1.4 ADMINISTRATIVE AGENT OFFICE: shall mean the address set forth at Subsection 17.4.2, as it may change from time to time by notice to all parties to this Credit Agreement.

         1.5 ADVANCE: an advance of funds under either one of the Facilities.

         1.6 ADVANCE DATE: a day (which shall be a Banking Day) on which an Advance is made.

         1.7 ADVANCE PAYMENT: shall have the meaning set forth in Section 16.1.

         1.8 AFFECTED LOANS: shall have the meaning set forth in Section 11.5.

         1.9 AGGREGATE 5-YEAR COMMITMENT: shall be $200,000,000.00, subject to reduction as provided in Section 3.8 hereof.

         1.10 AGGREGATE LC COMMITMENT: shall be $75,000,000.00.

         1.11 AGGREGATE 364-DAY COMMITMENT: shall be $400,000,000.00, subject to reduction as provided in Section 2.8 hereof.

         1.12 AMORTIZATION: the total amortization of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         1.13 ANNUAL OPERATING BUDGET: means the annual operating budget for Borrower and its Subsidiaries in substantially the form of, and containing substantially the same or similar information as set forth in, the Annual Operating Budget (Business Plan) for Borrower and its Subsidiaries included in the Confidential Information Memorandum dated April 1998 delivered to the Syndication Parties prior to the Closing Date.

         1.14 APPLICABLE LENDING OFFICE: means, for each Syndication Party and for each type of Advance, the lending office of such Syndication Party designated as such for such type of Advance on its signature page hereof or in the applicable Syndication Acquisition Agreement or such other office of such Syndication Party as such Syndication Party may from time to time specify to the Administrative Agent and Borrower as the office by which its Advances of such type are to be made and maintained.

         1.15 AUTHORIZED OFFICER: shall have the meaning set forth in Subsection 11.2.2.

         1.16 BANK DEBT: all amounts owing under the Note, fees, Borrower's obligations to purchase Bank Equity Interests, Funding Losses and all interest, expenses, charges and other amounts payable by Borrower pursuant to the Loan Documents.

         1.17 BANKING DAY: any day (a) other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the States of Colorado, Minnesota, or New York, and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation of or conversion into, or a LIBO Rate Period for, a LIBO Rate Loan, or a notice by Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or LIBO

Rate Period, on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

         1.18 BANK EQUITY INTERESTS: shall have the meaning set forth in Article 8 hereof.

         1.19 BASE RATE: a rate of interest per annum equal to the "prime rate" as published from time to time in the Eastern Edition of the WALL STREET JOURNAL as the average prime lending rate for seventy-five percent (75%) of the United States' thirty (30) largest commercial banks, or if the WALL STREET JOURNAL shall cease publication or cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Administrative Agent in its reasonable discretion.

         1.20 BASE RATE LOANS: shall have the meaning set forth in Subsection 6.1.1.

         1.21 BID: shall have the meaning set forth in Section 4.4.

         1.22 BID AGENT: shall mean CoBank, ACB.

         1.23 BID MATURITY DATE: shall have the meaning set forth in Section
4.3.

         1.24 BID REQUEST: shall have the meaning set forth in Section 4.3.

         1.25 BID RESULTS NOTICE: shall have the meaning set forth in Section
4.4.

         1.26 BID RATE: shall have the meaning set forth in Section 4.4.

         1.27 BID SELECTION NOTICE: shall have the meaning set forth in Section 4.5.

         1.28 BORROWER'S ACCOUNT: shall mean Borrower's account #44070 at Norwest Bank Minnesota, N.A., Minneapolis, Minnesota (ABA #091000019).

         1.29 BORROWER BENEFIT PLAN: means (a) any funded "employee welfare benefit plan," as that term is defined in Section 3(1) of ERISA; (b) any "multiemployer plans," as defined in Section 3(37) of ERISA; (c) any "employee pension benefit plan" as defined in Section 3(2) of ERISA; (d) any "employee benefit plan", as such term is defined in Section 3(3) of ERISA; (e) any "multiple employer plan" within the meaning of Section 413 of the Code; (f) any "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA; (g) a "voluntary employees' beneficiary association" within the meaning of Section 501(a)(9) of the Code; (h) a "welfare benefit fund" within the meaning of Section 419 of the Code; or (i) any employee welfare benefit plan within the meaning of Section 3(1) of ERISA for the benefit of retired or former employees.

         1.30 BORROWING NOTICE: shall mean a 364-Day Borrowing Notice or a 5-Year Borrowing Notice, as applicable.

         1.31 CAPITAL LEASES: means any lease of property (whether real, personal or mixed) by a Person which has been or should be , in accordance with GAAP, reflected on the balance sheet of such Person as a capital lease.

         1.32 CHANGE IN LAW: shall have the meaning set forth in Subsection
6.2.2.

         1.33 CLOSING DATE: that date, which must occur on or before June 1, 1998, on which the Administrative Agent, the Bid Agent, the Syndication Parties, and Borrower have executed all Loan Documents to which they are parties and on which the conditions set forth in Section 11.1 of this Credit Agreement have been met.

         1.34 CODE: means the Internal Revenue Code of 1986.

         1.35 COMMITTED 5-YEAR ADVANCES: the principal amount of all 5-Year Facility Advances which any Syndication Party is obligated to make as a result of Borrower having made a 5-Year Borrowing Notice pursuant to Section 3.3 hereof, but which has not been funded.

         1.36 COMMITTED LC REQUEST: shall have the meaning set forth in Subsection 5.1.1.

         1.37 COMMITTED LETTER OF CREDIT: shall mean a letter of credit issued by the Letter of Credit Bank pursuant to the provisions of Sections 5.1 and 5.2 hereof.

         1.38 COMMITTED LETTER OF CREDIT FEE: for any Committed Letter of Credit shall be an amount equal to the 5-Year Margin multiplied by (a) the face amount of such Committed Letter of Credit and (b) the number of days from, and including, the date of issuance until the expiry date, divided by 365.

         1.39 COMMITTED 364-DAY ADVANCES: the principal amount of all 364-Day Facility Advances which any Syndication Party is obligated to make as a result of Borrower having made a 364-Day Borrowing Notice pursuant to Section 2.3 hereof, but which has not been funded.

         1.40 COMPLIANCE CERTIFICATE: a certificate of the chief financial officer of Borrower acceptable to the Administrative Agent and in the form attached hereto as Exhibit 1.40.

         1.41 CONSOLIDATED CASH FLOW: the sum of (i) earnings before income taxes of the Borrower and its Consolidated Subsidiaries calculated in accordance with GAAP plus (ii) amounts in determination of consolidated earnings before income taxes for such period, that have been deducted for (a) Consolidated Interest Expense for such period, (b) Depreciation and (c) Amortization minus the sum of (d) one-time gains, (e) extraordinary income, (f) non-cash patronage income, and (g) non-cash equity earnings in joint ventures.

         1.42 CONSOLIDATED CURRENT ASSETS: the total current assets of Borrower and its Subsidiaries as measured in accordance with GAAP.

         1.43 CONSOLIDATED CURRENT LIABILITIES: the total current liabilities of Borrower and its Subsidiaries as measured in accordance with GAAP.

         1.44 CONSOLIDATED FUNDED DEBT: all indebtedness for borrowed money of the Borrower and its Subsidiaries, in each case maturing by its terms more than one year after, or which is renewable or extendible for a period ending one year or more after, the date of determination, and shall include Debt of such maturity created or assumed by the Borrower or any Subsidiary either directly or indirectly, including obligations of such maturity secured by liens upon property of the Borrower or its Subsidiaries and upon which such entity customarily pays the interest, and all rental payments under capitalized leases of such maturity.

         1.45 CONSOLIDATED INTEREST EXPENSE: all interest expense of Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP.

         1.46 CONSOLIDATED MEMBERS' AND PATRONS' EQUITY: the amount of equity accounts plus (or minus in the case of a deficit) the amount of surplus and retained earnings accounts of the Borrower and its Consolidated Subsidiaries and the minority interest in Subsidiaries, provided that the total amount of intangible assets of the Borrower and its Consolidated Subsidiaries (including, without limitation, unamortized debt discount and expense, deferred charges and goodwill) included therein shall not exceed $30,000,000 (and to the extent such intangible assets exceed $30,000,000.00, they will not be included in the calculation of Consolidated Members' and Patrons' Equity); all as determined in accordance with GAAP consistently applied, but excluding therefrom any minority interests in any Consolidated Subsidiaries without duplication of deduction if already deducted in determining retained earnings and surplus.

         1.47 CONSOLIDATED SUBSIDIARY: any Subsidiary whose accounts are consolidated with those of Borrower in accordance with GAAP.

         1.48 CONTRIBUTING SYNDICATION PARTIES: shall have the meaning set forth in Section 16.4.

         1.49 DEBT: means as to any Person: (a) indebtedness or liability of such Person for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under capital leases; (c) obligations of such Person arising under bankers' or trade acceptance facilities; (d) all obligations secured by a lien on property owned by such Person, whether or not the obligations have been assumed; and (e) all obligations of such Person under any agreement providing for an interest rate swap, cap, cap and floor, contingent participation or other hedging mechanisms with respect to interest payable on any of the items described in this definition.

         1.50 DEFAULT INTEREST RATE: a rate of interest equal to 200 basis points in excess of the Base Rate which would otherwise be applicable on the Loan.

         1.51 DELINQUENCY INTEREST: shall have the meaning set forth in Section 16.4.

         1.52 DELINQUENT AMOUNT: shall have the meaning set forth in Section
16.4.

         1.53 DELINQUENT SYNDICATION PARTY: shall have the meaning set forth in
Section 16.4.

         1.54 DEPRECIATION: the total depreciation of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         1.55 ENVIRONMENTAL LAWS: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, 42 U.S.C. 9601-9657 ("CERCLA") and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901-6987 ("RCRA").

         1.56 ENVIRONMENTAL REGULATIONS: as defined in the definition of Hazardous Substances.

         1.57 ERISA: shall have the meaning set forth in Section 10.10.

         1.58 ERISA AFFILIATE: means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower or is under common control (within the meaning of Section 414(c) of the Code) with Borrower, provided, however, that for purposes of provisions herein concerning minimum funding obligations (imposed under Section 412 of the Code or Section 302 of ERISA), the term "ERISA Affiliate" shall also include any entity required to be aggregated with Borrower under Section 414(m) or 414(o) of the Code.

         1.59 EVENT OF DEFAULT: shall have the meaning set forth in Section
15.1.

         1.60 EVENT OF SYNDICATION DEFAULT: shall have the meaning set forth in Subsection 16.30.1.

         1.61 EXISTING CREDIT AGREEMENTS: shall mean (a) the Revolving Credit Agreement dated as of November 1, 1996 among Harvest States Cooperatives as borrower, St. Paul Bank as syndication agent and bank, and CoBank as syndication agent, administrative agent, bid agent, and bank and the other banks signatory thereto, as amended by the First Amendment to Revolving Credit Agreement dated as of October 31, 1997; (b) the Loan Agreement dated as of March 14, 1997 by and between St. Paul Bank and Cenex, Inc., as amended by the Amendment to Loan Agreement dated as of September 23, 1997, the Amendment to Loan Agreement dated as of December 31, 1997, and the Amendment to Loan Agreement dated as of March 18, 1998; (c) the Master Syndicated Loan Agreement dated as of August 28, 1995, by and between

CoBank, St. Paul Bank, and Harvest States Cooperatives, as amended and restated by the Amended and Restated Master Syndicated Loan Agreement dated as of October 28, 1996 by and between CoBank, St. Paul Bank, and Harvest States Cooperatives, and as the foregoing shall have been supplemented by the First Supplement dated as of August 28, 1995, by the St. Paul Supplement dated as of October 13, 1995 (by and between St. Paul Bank and Harvest States Cooperatives only), by the Third Supplement dated as of December 15, 1995, and by the Fourth Supplement dated as of July 25, 1997; and (d) the promissory notes, security documents, and other loan documents executed in connection with (a), (b) and (c).

         1.62 EXISTING LETTERS OF CREDIT: The Letters of Credit which have been issued for the benefit of the Predecessor Companies by one or more of the Syndication Parties and which are outstanding on the Closing Date as listed on
Exhibit 1.62 hereto.

         1.63 FISCAL QUARTER: each three (3) month period beginning on the first day of each of the following months: September, December, March and June.

         1.64 FISCAL YEAR: a year commencing on September 1 and ending on August 31.

         1.65 5-YEAR AVAILABILITY PERIOD: shall mean the period from the Closing Date until the Banking Day immediately prior to the 5-Year Maturity Date.

         1.66 5-YEAR BID ADVANCE: shall have the meaning set forth in Section
4.2.

         1.67 5-YEAR BID LOAN: shall have the meaning set forth in Section 4.2.

         1.68 5-YEAR BORROWING NOTICE: shall have the meaning set forth in
Section 3.3.

         1.69 5-YEAR FACILITY: shall mean the loan facility made available to Borrower under Article 3 of this Agreement.

         1.70 5-YEAR FACILITY FEE: shall have the meaning set forth in Subsection 6.5.2.

         1.71 5-YEAR FACILITY NOTE: shall have the meaning set forth in Section 3.4.

         1.72 5-YEAR FUNDING NOTICE: shall have the meaning set forth in Section 3.3.

         1.73 5-YEAR MARGIN: the 5-Year Margin as set forth in Schedule 2 hereto.

         1.74 5-YEAR MATURITY DATE: May 31, 2003.

         1.75 5-YEAR PRO RATA ADVANCE: shall have the meaning set forth in Subsection 3.1.2.

         1.76 FUNDED DEBT: means, with respect to any Person, at any time, all Debt of such Person in each case maturing by its terms more than one year after the date of creation thereof, or which is renewable or extendible at the option of such Person for a period ending more than one (1) year after the date of creation thereof, and shall include Debt of such maturity created or assumed by such Person either directly or indirectly, including obligations of such maturity secured by liens upon property of such Person and upon which such Person customarily pays the interest, and all obligations of such Person under Capital Leases of such maturity, and the net present value of obligations under Operating Leases as discounted by a rate which is 1.5% less than the Base Rate in effect at such time, and all obligations to reimburse the Letter of Credit Bank or any Syndication Party with respect to all Letters of Credit which support long-term debt, with expiration dates in excess of one year from the date of issuance thereof.

         1.77 FUNDING LOSSES: shall have the meaning set forth in Section 7.5.

         1.78 FUNDING LOSS NOTICE: shall have the meaning set forth in Section 7.5.

         1.79 FUNDING SHARE: shall mean the amount of any Advance which each Syndication Party is required to fund, which shall be determined as follows: (a) for an Advance under the 364-Day Facility (other than pursuant to a Bid Advance or an Overnight Advance), the amount of such Advance multiplied by such Syndication Party's Individual 364-Day Pro Rata Share as of, but without giving effect to, such Advance; (b) for an Advance under the 5-Year Facility (other than pursuant to a Bid Advance), the amount of such Advance multiplied by such Syndication Party's Individual 5-Year Pro Rata Share as of, but without giving effect to, such Advance; (c) for an Advance under a Bid won by such Syndication Party, the amount of such Bid; and (d) for an Overnight Advance, the amount determined as provided in Section 4.7 hereof.

         1.80 GAAP: generally accepted accounting principles in the United States of America, applied consistently, as in effect from time to time.

         1.81 GOOD FAITH CONTEST: means the contest of an item if (a) the item is diligently contested in good faith by appropriate proceedings timely instituted, (b) either the item is (i) bonded or (ii) adequate reserves are established with respect to the contested item if and to the extent required in accordance with GAAP, (c) during the period of such contest, the enforcement of any contested item is effectively stayed, and (d) the failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Effect.

         1.82 GOVERNMENTAL AUTHORITY: means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         1.83 HAZARDOUS SUBSTANCES: dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Laws or any other federal, state or local law, statute, code, ordinance, regulation, requirement or rule relating thereto ("ENVIRONMENTAL REGULATIONS"), and also including urea formaldehyde, polychlorinated biphenyls, asbestos, asbestos-containing materials, nuclear fuel or waste, and petroleum products, or any other waste, material, substances, pollutant or contaminant which would subject an owner of property to any damages, penalties or liabilities under any applicable Environmental Regulations.

         1.84 INDEMNIFIED AGENCY PARTIES: shall have the meaning set forth in
Section 16.19.

         1.85 INDEMNIFIED PARTIES: shall have the meaning set forth in Section 14.1.

         1.86 INDIVIDUAL COMMITMENT: shall mean with respect to any Syndication Party, its Individual 5-Year Commitment or its Individual 364-Day Commitment, as applicable.

         1.87 INDIVIDUAL 5-YEAR COMMITMENT: shall mean with respect to any Syndication Party the amount shown as its Individual 5-Year Commitment on
Schedule 1 hereto, subject to adjustment in the event of the sale of all or a portion of a Syndication Interest in accordance with Section 16.27 hereof, or a reduction in the Aggregate 5-Year Commitment in accordance with Section 3.8 hereof.

         1.88 INDIVIDUAL 364-DAY COMMITMENT: shall mean with respect to any Syndication Party the amount shown as its Individual 364-Day Commitment on
Schedule 1 hereto, subject to adjustment in the event of the sale of all or a portion of a Syndication Interest in accordance with Section 16.27 hereof, or a reduction in the Aggregate 364-Day Commitment in accordance with Section 2.8 hereof.

         1.89 INDIVIDUAL 5-YEAR LENDING CAPACITY: shall mean with respect to any Syndication Party the amount at any time of its Individual 5-Year Commitment, less its Individual Outstanding 5-Year Obligations.

         1.90 INDIVIDUAL 364-DAY LENDING CAPACITY: shall mean with respect to any Syndication Party the amount at any time of its Individual 364-Day Commitment, less its Individual Outstanding 364-Day Obligations.

         1.91 INDIVIDUAL OUTSTANDING 5-YEAR OBLIGATIONS: shall mean with respect to any Syndication Party the total at any time, without duplication, of (a) the aggregate outstanding principal amount of all 5-Year Advances made by such Syndication Party, (b) the aggregate outstanding principal amount of all 5-Year Bid Advances made by such Syndication Party, (c) the undrawn face amount of all outstanding Negotiated Letters of Credit issued under the 5-Year Facility and as to which such Syndication Party is the Issuing Syndication Party, (d) such Syndication Party's 5-Year Pro Rata Share of the undrawn face amount of all Outstanding Committed Letters of Credit issued under the 5-Year Facility determined at the time of issuance; and (e) all of such Syndication Party's Committed 5-Year Advances.

         1.92 INDIVIDUAL OUTSTANDING 364-DAY OBLIGATIONS: shall mean with respect to any Syndication Party the total at any time, without duplication, of
(a) the aggregate outstanding principal amount of all 364-Day Advances made by such Syndication Party (including, without duplication, Overnight Advances made by such Syndication Party in its capacity as an Overnight Lender), (b) the aggregate outstanding principal amount of all 364-Day Bid Advances made by such Syndication Party, (c) the undrawn face amount of all outstanding Negotiated Letters of Credit issued under the 364-Day Facility and as to which such Syndication Party is the Issuing Syndication Party, (d) such Syndication Party's 364-Day Pro Rata Share of the undrawn face amount of all Outstanding Committed Letters of Credit issued under the 364-Day Facility determined at the time of issuance, and (e) all of such Syndication Party's Committed 364-Day Advances.

         1.93 INDIVIDUAL 5-YEAR PRO RATA SHARE: shall mean with respect to any Syndication Party a fraction, expressed as a percentage (rounded to 8 decimal points), where the numerator is such Syndication Party's Individual 5-Year Commitment less such Syndication Party's Individual Outstanding 5-Year Obligations; and the denominator is the Aggregate 5-Year Commitment less the sum of the Individual Outstanding 5-Year Obligations of all of the Syndication Parties, determined (a) in the case of LIBO Rate Loans, at 12:00 noon (Central time) on the Banking Day Borrower delivers a 5-Year Borrowing Notice pursuant to which Borrower requests such LIBOR Loan, and (b) in all other cases, 12:00 noon (Central time) on the Banking Day Borrower delivers a 5-Year Borrowing Notice or requests a Letter of Credit under the 5-Year Facility.

         1.94 INDIVIDUAL 364-DAY PRO RATA SHARE: shall mean with respect to any Syndication Party a fraction, expressed as a percentage (rounded to 8 decimal points), where the numerator is such Syndication Party's Individual 364-Day Commitment less such Syndication Party's Individual Outstanding 364-Day Obligations; and the denominator is the Aggregate 364-Day Commitment less the sum of the Individual Outstanding 364-Day Obligations of all of the Syndication Parties, determined (a) in the case of LIBO Rate Loans, at 12:00 noon (Central time) on the Banking Day Borrower delivers a 364-Day Borrowing Notice pursuant to which Borrower requests such LIBOR Loan, and (b) in all other cases, 12:00 noon (Central time) on the Banking Day Borrower delivers a 364-Day Borrowing Notice or a Bid Request or requests a Letter of Credit under the 364-Day Facility.

         1.95 INVESTMENT: means, with respect to any Person, (a) any loan or advance by such Person to any other Person, (b) the purchase or other acquisition by such Person of any capital stock, obligations or securities of, or any capital contribution to, or investment in, or the acquisition by such Person of all or substantially all of the assets of, or any interest in, any other Person, (c) any performance or standby letter of credit where (i) that Person has the reimbursement obligation to the issuer, and (ii) the proceeds of such letter of credit are to be used for the benefit of any other Person, (d) the agreement by such Person to make funds available for the benefit of another Person to either cover cost overruns incurred in connection with the construction of a project or facility, or to fund a debt service reserve account, (e) the agreement by such Person to assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable for the obligations or Debts of any other Person (other than by endorsement for collection in the ordinary course of business), (f) an agreement to purchase any obligations, stocks, assets, goods or services but excluding an agreement to purchase any assets, goods or services entered into in the ordinary course of business, (g) an agreement to supply or advance any funds, assets, goods or services, or (h) an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss.

         1.96 ISSUING SYNDICATION PARTY: shall have the meaning set forth in
Section 5.3.

         1.97 LETTERS OF CREDIT: shall mean collectively all Committed Letters of Credit, and all Negotiated Letters of Credit, outstanding at any time.

         1.98 LETTER OF CREDIT BANK: shall mean CoBank, ACB.

         1.99 LIBO RATE: the rate for deposits in U.S. dollars with maturities comparable to the selected LIBO Rate Period that appears on the display designated as Page "3750" of the Telerate Service (or such other Page as may replace the 3750 Page of that service or, if the Telerate Service shall cease displaying such rates, as published by such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rates for U.S. Dollar deposits or, if none, the comparable reference on the Reuters Screen LIBOR Page or such other quotation service as may be chosen by the Administrative Agent), determined effective as of 1:00 P.M. (Eastern Standard Time) on the day which is two (2) Banking Days prior to the first day of each LIBO Rate Period, reserve adjusted basis for Regulation D on a demonstrated basis, with such rate modified by adding the 364-Day Margin or the 5-Year Margin, depending on whether the LIBO Rate Loan is being made under the 364-Day Facility or the 5-Year Facility respectively.

         1.100 LIBO RATE LOAN: shall have the meaning set forth in Subsection 6.1.2.

         1.101 LIBO RATE PERIOD: shall have the meaning set forth in Subsection 6.1.2.

         1.102 LIBO REQUEST: shall have the meaning set forth in Subsection
6.1.2.

         1.103 LICENSING LAWS: shall have the meaning set forth in Section 10.4.

         1.104 LIEN: means with respect to any asset any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for security purposes, encumbrance, lien (statutory or other), or other security agreement or charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale, Capital Lease or other title retention agreement related to such asset).

         1.105 LOANS: shall mean, collectively, all Bid Rate Advances, all Base Rate Loans, all LIBO Rate Loans, and all Overnight Loans outstanding at any time.

         1.106 This Section intentionally left blank.

         1.107 LOAN DOCUMENTS: this Credit Agreement and the Notes.

         1.108 MATERIAL ADVERSE EFFECT: means: (a) a material adverse effect on the financial condition, results of operation, business or property of Borrower; or (b) a material adverse effect on the ability of Borrower to perform its obligations under this Credit Agreement and the other Loan Documents.

         1.109 MATERIAL AGREEMENTS: all agreements of Borrower, the termination or breach of which, based upon Borrower's knowledge as of the date of making any representation with respect thereto, would have a Material Adverse Effect.

         1.110 MERGER: means the combination, by merger, of the two Predecessor Companies in accordance with (a) the Transaction Agreement between them dated as of January 29, 1998, (b) the Plan of Combination dated as of February 2, 1998, and (c) the Articles of Merger adopted and executed by each of the Predecessor Companies, with Borrower being the surviving corporation.

         1.111 MULTIEMPLOYER PLAN: means a Plan defined as such in Section 3(37) of ERISA.

         1.112 NEGOTIATED LC REQUEST: shall have the meaning set forth in Subsection 5.1.2.

         1.113 NEGOTIATED LETTER OF CREDIT: shall mean a letter of credit issued by a Syndication Party pursuant to the provisions of Sections 5.1 and 5.3 hereof and shall include all Existing Letters of Credit as to which such Syndication Party was the Issuing Syndication Party.

         1.114 NOTE OR NOTES: the promissory notes executed by Borrower pursuant to Sections 2.4 and 3.4 hereof, and all amendments, renewals, substitutions and extensions thereof.

         1.115 OPERATING LEASE: means any lease of property (whether real, personal or mixed) by a Person under which such Person is lessee, other than a Capital Lease.

         1.116 ORGANIZATION DOCUMENTS: in the case of a corporation, its articles or certificate of incorporation and bylaws; in the case of a partnership, its partnership agreement and certificate of limited partnership, if applicable; in the case of a limited liability company, its articles of organization and its operating agreement.

         1.117 OVERNIGHT ADVANCE: shall have the meaning set forth in Section
4.7.

         1.118 OVERNIGHT ADVANCE REQUEST: shall have the meaning set forth in
Section 4.7.

         1.119 OVERNIGHT FUNDING COMMITMENT: shall mean $20,000,000.00.

         1.120 OVERNIGHT LENDER: shall mean CoBank.

         1.121 OVERNIGHT MATURITY DATE: shall have the meaning set forth in
Section 4.7.

         1.122 OVERNIGHT RATE: shall have the meaning set forth in Section 4.7.

         1.123 PAYMENT ACCOUNT: shall have the meaning set forth in Section
16.10.

         1.124 PAYMENT DISTRIBUTION: shall have the meaning set forth in Section 16.10.

         1.125 PBGC: shall have the meaning set forth in Section 10.10.

         1.126 PERMITTED ENCUMBRANCE: shall have the meaning set forth in
Section 10.12.

         1.127 PERSON: any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, cooperative association, institution, or government or governmental agency (whether national, federal, state, provincial, country, city, municipal or otherwise, including without limitation, and instrumentality, division, agency, body or department thereof), or other entity.

         1.128 PLAN: means any plan, agreement, arrangement or commitment which is an employee benefit plan, as defined in Section 3(3) of ERISA, maintained by Borrower or any Subsidiary or any ERISA Affiliate or with respect to which Borrower or any Subsidiary or any ERISA Affiliate at any relevant time has any liability or obligation to contribute.

         1.129 POTENTIAL DEFAULT: any event, other than an event described in
Section 15.1(a) hereof, which with the giving of notice or lapse of time, or both, would become an Event of Default.

         1.130 PREDECESSOR COMPANIES: shall mean Harvest States Cooperatives and Cenex, Inc.

         1.131 PROHIBITED TRANSACTION: means any transaction prohibited under
Section 406 of ERISA or Section 4975 of the Code.

         1.132 REGULATORY CHANGE: shall have the meaning set forth in Section 17.12.

         1.133 REPORTABLE EVENT: means any of the events set forth in Section 4043(b) of ERISA or in the regulations thereunder.

         1.134 REQUESTED 5-YEAR ADVANCE: shall mean the amount of Advance requested by Borrower in any 5-Year Borrowing Notice.

         1.135 REQUESTED 364-DAY ADVANCE: shall mean the amount of Advance requested by Borrower in any 364-Day Borrowing Notice.

         1.136 REQUIRED LENDERS: shall mean (a) with respect to the 364-Day Facility, Syndication Parties whose Individual 364-Day Commitments constitute sixty-six and two-thirds percent (66 2/3%) of the Aggregate 364-Day Commitment, and (b) with respect to the 5-Year Facility, Syndication Parties whose Individual 5-Year Commitments constitute sixty-six and two-thirds percent (66 2/3%) of the Aggregate 5-Year Commitment; provided that in the case of either
(a) or (b), the number of Syndication Parties which constitute the Required Lenders must be no fewer than three (3) even if fewer than three (3) would constitute sixty-six and two-thirds percent (66 2/3%) of the Aggregate 364-Day Commitment or Aggregate 5-Year Commitment, as applicable.

         1.137 REQUIRED LICENSE: shall have the meaning set forth in Section 10.09.

         1.138 RESTRICTED SUBSIDIARY: shall mean those Subsidiaries identified on Exhibit 1.138 hereto, as it may be amended from time to time with the prior written consent of Borrower, the Administrative Agent and the Required Lenders.

         1.139 SUBSIDIARY: means with respect to any Person: (a) any corporation in which such Person, directly or indirectly, (i) owns fifty percent (50%) or more of the outstanding stock thereof, or (ii) has the power under ordinary circumstances to elect at least a majority of the directors thereof, or (b) any partnership, association, joint venture, limited liability company, or other unincorporated organization or entity with respect to which such Person, directly or indirectly, owns an equity interest in an amount sufficient to control the management thereof.

         1.140 SUCCESSOR AGENT: such Person as may be appointed as successor to the rights and duties of the Administrative Agent as provided in Section 16.22 of this Credit Agreement.

         1.141 SUPER MAJORITY LENDERS: shall have the meaning set forth in
Section 16.22.

         1.142 SYNDICATION ACQUISITION AGREEMENT: shall have the meaning set forth in Section 16.27.

         1.143 SYNDICATION INTEREST: shall have the meaning set forth in Section 16.1.

         1.144 SYNDICATION PARTIES: shall mean those entities listed on Schedule 1 hereto, including CoBank and St. Paul Bank in their roles as a lenders hereunder, but not in their roles as Co-Syndication Agents, the Administrative Agent, and/or the Bid Agent, as applicable, hereunder, and such Persons as shall from time to time execute a Syndication Acquisition Agreement substantially in the form of Exhibit 16.27 hereto signifying their election to purchase all or a portion of the Syndication Interest of any Syndication Party, in accordance with
Section 16.27 hereof, and to become a Syndication Party hereunder.

         1.145 SYNDICATION PARTY ADVANCE DATE: shall have the meaning set forth in Section 16.2.

         1.146 TERM LOAN CREDIT AGREEMENT: shall mean that certain Credit Agreement (Term Loan) dated as of June 1, 1998 by and between Borrower and St. Paul Bank, as administrative agent for all syndication parties thereunder, and as a syndication party thereunder, CoBank, and the other syndication parties set forth on the signature pages thereto.

         1.147 364-DAY AVAILABILITY PERIOD: shall mean the period from the Closing Date until the Banking Day immediately prior to the 364-Day Maturity Date.

         1.148 364-DAY BID ADVANCE: shall have the meaning set forth in Section 4.1.

         1.149 364-DAY BID LOAN: shall have the meaning set forth in Section
4.1.

         1.150 364-DAY BORROWING NOTICE: shall have the meaning set forth in
Section 2.3.

         1.151 364-DAY FACILITY: shall mean the loan facility made available to Borrower under Article 2 of this Agreement.

         1.152 364-DAY FACILITY FEE: shall have the meaning set forth in Subsection 6.5.1.

         1.153 364-DAY FACILITY NOTE(S): shall have the meaning set forth in
Section 2.4.

         1.154 364-DAY FUNDING NOTICE: shall have the meaning set forth in
Section 2.3.

         1.155 364-DAY MARGIN : the 364-Day Margin as set forth in Schedule 2 hereto.

         1.156 364-DAY MATURITY DATE: May 31, 1999.

         1.157 364-DAY PRO RATA ADVANCE: shall have the meaning set forth in Subsection 2.1.2.

         1.158 TRANSFER: shall have the meaning set forth in Section 16.27.

         1.159 WIRE INSTRUCTIONS: shall have the meaning set forth in Section 16.29.

ARTICLE 2.  364-DAY FACILITY

         2.1 364-DAY FACILITY LOAN. On the terms and conditions set forth in this Credit Agreement, and so long as no Event of Default or Potential Default has occurred (or if an Event of Default has occurred, it has been waived in writing by the Administrative Agent), each of the Syndication Parties severally agrees, to make Advances under the 364-Day Facility from time to time during the 364-Day Facility Availability Period, subject to the following:

               2.1.1 INDIVIDUAL SYNDICATION PARTY 364-DAY COMMITMENT. No Syndication Party shall be required or permitted to make Advances under the 364-Day Facility which would exceed its Individual 364-Day Lending Capacity as in effect at the time of the Administrative Agent's receipt of the 364-Day Borrowing Notice requesting such Advance.

               2.1.2 INDIVIDUAL SYNDICATION PARTY 364-DAY PRO RATA SHARE. No Syndication Party shall be required or permitted to make Advances under the 364-Day Facility ("364-DAY PRO RATA ADVANCE") in excess of an amount equal to its Individual 364-Day Pro Rata Share multiplied by the amount of the requested 364-Day Pro Rata Advance. Each Syndication Party severally agrees to fund its Individual 364-Day Pro Rata Share of each 364-Day Advance, except as provided in
Section 4.7 hereof regarding Overnight Loans and in Article 4 hereof regarding 364-Day Bid Advances.

         2.2 AGGREGATE 364-DAY COMMITMENT. Borrower shall not be entitled to request a 364-Day Pro Rata Advance in an amount which, when added to the aggregate Individual Outstanding 364-Day Obligations of all Syndication Parties, would exceed the Aggregate 364-Day Commitment.

         2.3 364-DAY BORROWING NOTICE; FUNDING NOTICE. Borrower shall give the Administrative Agent prior written notice by facsimile (effective upon receipt) of each request for a 364-Day Pro Rata Advance (a) in the case of a Base Rate Loan, on or before 11:00 A.M. (Central time) on the day of making such Base Rate Loan, and (b) in the case of a LIBO Rate Loan, on or before 11:00 A.M. (Central time) at least three (3) Banking Days prior to the date of making such LIBO Rate Loan. Each notice must be in substantially the form of Exhibit 2.3 hereto ("364-DAY BORROWING NOTICE") and must specify (w) the amount of such Advance,
(x) the proposed date of making such Advance, (y) whether Borrower requests that the Advance will bear interest at (i) the Base Rate or (ii) the LIBO Rate, and
(z) in the case of a LIBO Rate Loan, the initial LIBO Rate Period applicable thereto. The Administrative Agent shall, on or before 12:00 noon (Central time) of the same Banking Day, notify each Syndication Party ("364-DAY FUNDING NOTICE") of its receipt of each such 364-Day Borrowing Notice and the amount of such Syndication Party's Funding Share thereunder. Not later than 2:00 P.M.

(Central time) on the date of a 364-Day Pro Rata Advance, each Syndication Party will make available to the Administrative Agent at the Administrative Agent's Office, in immediately available funds, such Syndication Party's Funding Share of such Advance. After the Administrative Agent's receipt of such funds, but not later than 3:00 P.M. (Central time), and upon fulfillment of the applicable conditions set forth in Article 11 hereof, the Administrative Agent will make such Advance available to Borrower, in immediately available funds, and will transmit such funds by wire transfer to Borrower's Account.

         2.4 364-DAY FACILITY PROMISSORY NOTES. Borrower's obligations to each Syndication Party under the 364-Day Facility, including Borrower's payment obligations with respect to all 364-Day Pro Rata Advances made by such Syndication Party, all Overnight Advances made by the Overnight Lenders, and all 364-Day Bid Advances made by each Syndication Party shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of Exhibit 2.4 hereto duly completed, in the stated maximum principal amount equal to such Syndication Party's Individual 364-Day Facility Commitment, dated the date such Syndication Party becomes a Syndication Party, payable to such Syndication Party for the account of its Applicable Lending Office, and maturing as to principal on the 364-Day Maturity Date (each a "364-DAY FACILITY NOTE" and collectively, the "364-DAY FACILITY NOTES").

         2.5 SYNDICATION PARTY RECORDS. Each Syndication Party shall record on its books and records the amount of each Advance (including Overnight Advances with respect to those Syndication Parties which are also Overnight Lenders) and any unreimbursed obligations to such Syndication Party with respect to payments by such Syndication Party under Negotiated Letters of Credit issued by such Syndication Party hereunder, the rate and interest period applicable thereto, all payments of principal and interest, and the principal balance from time to time outstanding. Each Syndication Party's record thereof shall be prima facie evidence as to all such amounts and shall be binding on Borrower absent manifest error. Notwithstanding the foregoing, Borrower will never be required to pay to any Syndication Party as principal more than the principal amount of the Loans made by such Syndication Party and any unreimbursed obligations to such Syndication Party with respect to payments by such Syndication Party under Negotiated Letters of Credit issued by such Syndication Party.

         2.6 USE OF PROCEEDS. The proceeds of the 364-Day Loans will be used by Borrower for refinancing the revolving credit indebtedness owed by the Predecessor Companies under the Existing Credit Agreements and existing on the Closing Date, to fund working capital requirements, for general corporate purposes, and to support the issuance of Letters of Credit, and Borrower agrees not to request or use such proceeds for any other purpose. Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

         2.7 SYNDICATION PARTY FUNDING FAILURE. The failure of any Syndication Party to make any requested 364-Day Pro Rata Advance or 364-Day Bid Advance to be made by it on the date specified for such Advance shall not relieve any other Syndication Party of its obligation (if any) to make any Advance on such date, but, except as provided in Sections 4.8 and 4.9 hereof, no Syndication Party shall be responsible for the failure of any other Syndication Party to make any Advance to be made by such other Syndication Party.

         2.8 REDUCTION OF AGGREGATE 364-DAY COMMITMENT. Borrower may, by written facsimile notice to the Administrative Agent on or before 10:00 A.M. (Central time) on any Banking Day, irrevocably reduce the Aggregate 364-Day Commitment; provided that (a) such reduction must be in multiples of one-million dollars ($1,000,000.00), and (b) Borrower must simultaneously make any principal payment necessary (along with any applicable Funding Losses on account of such principal payment) so that (i) the principal amount outstanding under the 364-Day Facility does not exceed the reduced Aggregate 364-Day Commitment on the date of such reduction, and (ii) the Individual Outstanding 364-Day Obligations owing to any Syndication Party do not exceed the Individual 364-Day Commitment of that Syndication Party (after reduction thereof in accordance with the following sentence). In the event the Aggregate 364-Day Commitment is reduced as provided in the preceding sentence, then the Individual 364-Day Commitment of each Syndication Party shall be reduced in the same proportion as the Individual 364-Day Commitment of such Syndication Party bears to the Aggregate 364-Day Commitment before such reduction.

ARTICLE 3.  5-YEAR FACILITY

         3.1 5-YEAR FACILITY LOAN. On the terms and conditions set forth in this Credit Agreement, and so long as no Event of Default or Potential Default has occurred (or if an Event of Default has occurred, it has been waived in writing by the Administrative Agent), each of the Syndication Parties severally agrees, to make Advances under the 5-Year Facility from time to time during the 5-Year Facility Availability Period, subject to the following:

               3.1.1 INDIVIDUAL SYNDICATION PARTY 5-YEAR COMMITMENT. No Syndication Party shall be required or permitted to make Advances under the 5-Year Facility which would exceed its Individual 5-Year Lending Capacity as in effect at the time of the Administrative Agent's receipt of the 5-Year Borrowing Notice requesting such Advance.

               3.1.2 INDIVIDUAL SYNDICATION PARTY 5-YEAR PRO RATA SHARE. No Syndication Party shall be required or permitted to make Advances under the 5-Year Facility ("5-YEAR PRO RATA ADVANCE") in excess of an amount equal to its Individual 5-Year Pro Rata Share multiplied by the amount of the requested 5-Year Pro Rata Advance. Each Syndication Party severally agrees to fund its Individual 5-Year Pro Rata Share of each 5-Year Pro Rata Advance, except as provided in Article 4 hereof regarding 5-Year Bid Advances.

         3.2 AGGREGATE 5-YEAR COMMITMENT. Borrower shall not be entitled to request a 5-Year Pro Rata Advance in an amount which, when added to the aggregate Individual Outstanding 5-Year Obligations of all Syndication Parties, would exceed the Aggregate 5-Year Commitment.

         3.3 5-YEAR BORROWING NOTICE. Borrower shall give the Administrative Agent prior written notice by facsimile (effective upon receipt) of each request for a 5-Year Pro Rata Advance (a) in the case of a Base Rate Loan, on or before 11:00 A.M. (Central time) on the day of making such Base Rate Loan, and (b) in the case of a LIBO Rate Loan, on or before 11:00 A.M. (Central time) at least three (3) Banking Days prior to the date of making such LIBO Rate Loan. Each notice must be in substantially the form of Exhibit 3.3 hereto ("5-YEAR BORROWING NOTICE") and must specify (w) the amount of such Advance, (x) the proposed date of making such Advance, (y) whether Borrower requests that the Advance will bear interest at (i) the Base Rate or (ii) the LIBO Rate, and (z) in the case of a LIBO Rate Loan, the initial LIBO Rate Period applicable thereto. The Administrative Agent shall, on or before 12:00 noon (Central time) of the same Banking Day, notify each Syndication Party ("5-YEAR FUNDING NOTICE") of its receipt of each such 5-Year Borrowing Notice and the amount of such Syndication Party's Funding Share thereunder. Not later than 2:00 P.M. (Central time) on the date of a 5-Year Pro Rata Advance, each Syndication Party will make available to the Administrative Agent at the Administrative Agent's Office, in immediately available funds, such Syndication Party's Funding Share of such Advance. After the Administrative Agent's receipt of such funds, but not later than 3:00 P.M. (Central time), and upon fulfillment of the applicable conditions set forth in Article 11, the Administrative Agent will make such Advance available to Borrower, in immediately available funds, and will transmit such funds by wire transfer to Borrower's Account.

         3.4 5-YEAR FACILITY PROMISSORY NOTES. Borrower's obligations to each Syndication Party under the 5-Year Facility, including Borrower's payment obligations with respect to all 5-Year Facility Advances made by each Syndication Party shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of Exhibit
3.4 hereto duly completed, in the stated maximum principal amount equal to such Syndication Party's Individual 5-Year Facility Commitment, dated the date such Syndication Party becomes a Syndication Party, payable to such Syndication Party for the account of its Applicable Lending Office, and maturing as to principal on the 5-Year Maturity Date (each a "5-YEAR FACILITY NOTE" and collectively, the "5-YEAR FACILITY NOTES").

         3.5 SYNDICATION PARTY RECORDS. Each Syndication Party shall record on its books and records the amount of each Advance and any unreimbursed obligations to such Syndication Party with respect to payments by such Syndication Party under Letters of Credit issued by such Syndication Party made by it hereunder, the rate and interest period applicable thereto, all payments of principal and interest, and the principal balance from time to time outstanding. The Syndication Party's record thereof shall be prima facie evidence as to all such amounts and shall be binding on Borrower absent manifest error. Notwithstanding the foregoing, Borrower will never be required to pay as principal more than the principal amount of the Loans made by the Syndication Parties and any unreimbursed obligations to such Syndication Party with respect to payments by such Syndication Party under Letters of Credit issued by such Syndication Party.

         3.6 USE OF PROCEEDS. The proceeds of the 5-Year Loans will be used by Borrower for refinancing the revolving credit indebtedness owed by the Predecessor Companies under the Existing Credit Agreements and existing on the Closing Date, to fund working capital requirements, for general corporate purposes, and to support the issue of Letters of Credit, and Borrower agrees not to request or use such proceeds for any other purpose. Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

         3.7 SYNDICATION PARTY FUNDING FAILURE. The failure of any Syndication Party to make any requested 5-Year Pro Rata Advance or 5-Year Bid Advance to be made by it on the date specified for such Advance shall not relieve any other Syndication Party of its obligation (if any) to make any Advance on such date, but, except as provided in Sections 4.8 and 4.9 hereof, no Syndication Party shall be responsible for the failure of any other Syndication Party to make any Advance to be made by such other Syndication Party.

         3.8 REDUCTION OF AGGREGATE 5-YEAR COMMITMENT. Borrower may, by written facsimile notice to the Administrative Agent on or before 10:00 A.M. (Central time) on any Banking Day, irrevocably reduce the Aggregate 5-Year Commitment; provided that (a) such reduction must be in multiples of one-million dollars ($1,000,000.00), and (b) Borrower must simultaneously make any principal payment necessary (along with any applicable Funding Losses on account of such principal payment) so that (i) the principal amount outstanding under the 5-Year Facility does not exceed the reduced Aggregate 5-Year Commitment on the date of such reduction, and (ii) the Individual Outstanding 5-Year Obligations owing to any Syndication Party do not exceed the Individual 5-Year Commitment of that Syndication Party (after reduction thereof in accordance with the following sentence). In the event the Aggregate 5-Year Commitment is reduced as provided in the preceding sentence, then the Individual 5-Year Commitment of each Syndication Party shall be reduced in the same proportion as the Individual 5-Year Commitment of such Syndication Party bears to the Aggregate 5-Year Commitment before such reduction.

ARTICLE 4.  BID RATE FACILITY

         4.1 364-DAY FACILITY BID RATE LOANS. Subject to the terms and conditions of this Agreement, including the procedures set forth in Article 4 hereof, and so long as no Event of Default or Potential Default has occurred (or if an Event of Default has occurred, it has been waived in writing by the Administrative Agent), each Syndication Party may in its sole discretion make Advances (each Advance made by a Syndication

Party pursuant to this Section a "364-DAY BID ADVANCE" and the total of such Advances made by the Syndication Parties the "364-DAY BID LOANS") to Borrower from time to time during the 364-Day Facility Availability Period, provided that:

               4.1.1 INDIVIDUAL 364-DAY COMMITMENT. No Syndication Party shall be permitted to make a 364-Day Bid Rate Advance under the 364-Day Facility which, when added to its aggregate Individual Outstanding 364-Day Obligations, would exceed such Syndication Party's Individual 364-Day Commitment.

               4.1.2 AGGREGATE 364-DAY COMMITMENT. Borrower may not make a 364-Day Bid Request in an amount which, when added to the aggregate Individual Outstanding 364-Day Obligations of all Syndication Parties, would exceed the Aggregate 364-Day Commitment.

               4.1.3 AMOUNTS. Each 364-Day Bid Request shall be in an amount at least equal to five million dollars ($5,000,000) and in integral multiples of one million dollars ($1,000,000), and each 364-Day Bid shall be in an amount at least equal to one million dollars ($1,000,000) or the amount remaining under its 364-Day Individual Commitment, if less. Each 364-Day Bid Advance made by a Syndication Party will be in the amount of its Bids, or portions thereof, that are accepted by Borrower in accordance with Section 4.5 hereof.

         4.2 5-YEAR FACILITY BID RATE LOANS. Subject to the terms and conditions of this Agreement, including the procedures set forth in Article 4 hereof, each Syndication Party may in its sole discretion make Advances (each Advance made by a Syndication Party pursuant to this Section a "5-YEAR BID ADVANCE" and the total of such Advances made by the Syndication Parties the "5-YEAR BID LOANS") to Borrower from time to time during the 5-Year Facility Availability Period, provided that:

               4.2.1 INDIVIDUAL 5-YEAR COMMITMENT. No Syndication Party shall be permitted to make a 5-Year Bid Rate Advance under the 5-Year Facility which, when added to its aggregate Individual Outstanding 5-Year Obligations, would exceed such Syndication Party's Individual 5-Year Commitment.

               4.2.2 AGGREGATE 5-YEAR COMMITMENT. Borrower may not make a 5-Year Bid Request in an amount which, when added to the aggregate Individual Outstanding 5-Year Obligations of all Syndication Parties, would exceed the Aggregate 5-Year Commitment.

               4.2.3 AMOUNTS. Each 5-Year Bid Request shall be in an amount at least equal to five million dollars ($5,000,000) and in integral multiples of one million dollars ($1,000,000), and each 5-Year Bid shall be in an amount at least equal to one million dollars ($1,000,000) or the amount remaining under its 5-Year Individual Commitment, if less. Each 5-Year Bid Advance made by a Syndication Party will be in the amount of its Bids, or portions thereof, that are accepted by Borrower in accordance with Section 4.5 hereof.

         4.3 BID REQUEST. No more frequently than once each Banking Day, Borrower may request offers from all Syndication Parties which have an Individual Commitment in the Facility under which the offers are being requested, acting severally and not jointly, to make Bid Advances under such Facility by giving the Bid Agent notice by facsimile (effective upon receipt), substantially in the form of Exhibit 4.3 hereto ("BID REQUEST") on or before 9:00 A.M. (Central time) on the Banking Day the proposed Bid Loan is to be made. By 9:30 A.M. (Central time) of the same Banking Day, the Bid Agent shall send to all of the Syndication Parties eligible to receive a Bid Request by facsimile transmission a copy of such Bid Request. Each Bid Request must specify (a) the Facility under which the offers are being requested, (b) the total amount of such requested Bid Advances, (c) the individual amount of each requested Bid Advance with a different proposed Bid Maturity Date, (d) the proposed Banking Day of making such Bid Advance (which shall be the same Banking Day on which the Bid Request is submitted), and (e) the proposed maturity dates for such Bid Advances ("BID MATURITY DATE") which must be Banking Days and which must not extend beyond the 364-Day Maturity Date or the 5-Year Maturity Date, as applicable. Borrower may request offers to make more than one Bid Loan (up to a maximum of 5 Bid Loans in a single Bid Request for each of the two Facilities), each with a different Bid Maturity Date, in a single Bid Request.

         4.4 BID PROCEDURE. Each Syndication Party with an Individual Commitment in the Facility under which the Bid Request is made may, in its sole discretion, submit to the Bid Agent a written quote, substantially in the form of Exhibit
4.4 hereto ("BID"), containing an offer or offers to make one or more Bid Advances in a specified amount or amounts in response to such Bid Request (and may elect to bid with respect to any or all Bid Advances with different Bid Maturity Dates specified in the Bid Request); provided, however, each Syndication Party is limited to one Bid submission per Bid Request (which may cover more than one Bid Maturity Date). Each Bid Quote for CoBank and/or St. Paul Bank may be submitted by CoBank. A Bid may set forth offers for up to five
(5) separate Bid Rates for each of the applicable Bid Advances, provided that each Bid shall specify the aggregate principal amount of Bid Advances for all Bid Maturity Dates that the Syndication Party submitting such Bid is willing to make at the interest rate or rates specified in such Bid (each a "BID Rate") pursuant to such Bid. Each Bid by a Syndication Party (other than by the Bid Agent acting in its capacity as a Syndication Party) must be submitted to the Bid Agent by facsimile not later than 10:15 A.M. (Central time) on the same Banking Day. Each Bid made by the Bid Agent in its capacity as a Syndication Party must be finalized not later than 10:00 A.M. (Central time) on the same Banking Day. Each Bid shall be irrevocable. The Bid Agent shall disregard a Bid if it (a) is not substantially in conformity with Exhibit 4.4 hereto, (b) contains qualifying or conditional language, (c) proposes terms other than or in addition to those set forth in the applicable Bid Request, or (d) arrives after the applicable time set forth in this Section. By 10:30 A.M. (Central time) on the same Banking Day, the Bid Agent shall send copies of all Bids to Borrower by facsimile ("BID RESULTS NOTICE").

         4.5 BID ACCEPTANCE PROCEDURE. Not later than 11:00 A.M. (Central time) on the same Banking Day, Borrower shall provide to the Bid Agent by facsimile notice, in the form of Exhibit 4.5 hereto, of its acceptance or rejection of each of the Bids submitted to Borrower by the Bid Results Notice ("BID SELECTION NOTICE"). In the case of each acceptance the Bid Selection Notice shall specify the aggregate principal amount of Bid Advances for each of the Bids that are accepted. Regardless of the amounts or interest rates bid by any Syndication Party, Borrower may accept or decline any Bid in whole or in part, provided that
(a) the aggregate principal amount of Bid Advances accepted may not exceed the applicable amount set forth in the related Bid Request, and (b) Borrower may not accept any offer that fails to comply with this Article 4. Bids not accepted by 11:00 A.M. will be irrevocably deemed to have been rejected by Borrower. No later than 12:00 noon (Central time) on the same Banking Day, the Bid Agent shall send, by facsimile, a copy of such Bid Selection Notice to the Administrative Agent and each Syndication Party which submitted a Bid.

         4.6 BID LOAN FUNDING. Not later than 2:00 P.M. (Central time) on the same Banking Day, each Syndication Party that is to make one or more Bid Advances in accordance with the Bid Selection Notice will make available to the Administrative Agent at the Administrative Agent's Office, in immediately available funds, an amount sufficient to fund such Bid Advances. After the Administrative Agent's receipt of such funds, but not later than 3:00 P.M. (Central time), and upon fulfillment of the applicable conditions set forth in
Article 11 hereof, the Administrative Agent will make the proceeds of such Bid Advances available to Borrower, in immediately available funds, and will transmit such funds by wire transfer to Borrower's Account.

         4.7 OVERNIGHT ADVANCES. In addition to Borrower's right to request 364-Day Bid Advances under Section 4.1 hereof, Borrower may, subject to the terms and conditions of this Section, at any time before 2:30 P.M. (Central time) on a Banking Day, request the Overnight Lender to make an Advance to Borrower under the 364-Day Facility on the same Banking Day ("OVERNIGHT ADVANCE") in accordance with the provisions of this Section. Each Banking Day by 10:30 A.M. (Central time) the Overnight Lender shall notify Borrower of the interest rate ("OVERNIGHT RATE") that it will charge on all Overnight Advances made that Banking Day. Borrower's request ("OVERNIGHT ADVANCE REQUEST") may be made orally or in writing by facsimile (if orally, shall be confirmed in writing on the same Banking Day), must be directed to the Overnight Lender, and must specify (a) the amount of such Advance, (b) and the date when such Overnight Advance will be due and payable ("OVERNIGHT MATURITY DATE"), which may not be later than the fifth Banking Day thereafter. If Borrower submits an Overnight Advance Request, the Overnight Lender shall promptly, but not later than 3:30 P.M. on the same Banking Day, fund such Overnight Advance. Each Overnight Advance shall bear interest at the applicable Overnight Rate and shall be payable in full, including interest, on the Overnight Maturity Date applicable to such Overnight Advance. Such payment may, at Borrower's discretion, and subject to the conditions of this Credit Agreement, be made by an Advance under the 364-Day Facility or under the 5-Year Facility, as applicable. Overnight Advances shall be made only by the Overnight

Lender. Borrower's entitlement to receive, and the Overnight Lender's obligation to fund, any Overnight Advance shall be subject to the conditions and limitations set forth in Section 2.1 hereof and applicable to 364-Day Advances generally, and, in addition, the aggregate outstanding principal amount of all such Overnight Advances shall not at any time exceed the Overnight Funding Commitment.

         4.8 SYNDICATION PARTY FUNDING FAILURE. In the event any Syndication Party fails to make any requested 364-Day Bid Advance or 5-Year Bid Advance to be made by it on the date specified for such Advance, the Administrative Agent (in that capacity) will advance such funds to Borrower on behalf of such Syndication Party in its role and capacity of the Administrative Agent, and therefore notwithstanding limitations, if any, contained herein relating to the Administrative Agent in its role as a Syndication Party, including its Individual 364-Day Commitment, Individual 5-Year Commitment, individual 364-Day Lending Capacity, or individual 5-Year Lending Capacity, as applicable. In the event of any such advance by the Administrative Agent, the Syndication Party failing to fund such Advance will be treated as a Delinquent Syndication Party under Section 16.4 hereof, and the Administrative Agent will be treated as a Contributing Syndication Party under such Section.

         4.9 OVERNIGHT LENDER FUNDING FAILURE. In the event the Overnight Lender fails to make any requested Overnight Advance to be made by it on the date specified for such Advance, the Administrative Agent (in that capacity) will, in its role and capacity of the Administrative Agent, advance such funds to Borrower on behalf of such Overnight Lender and, therefore, notwithstanding limitations, if any, contained herein relating to the Administrative Agent in its role as a Syndication Party, including its Individual 364-Day Commitment, Individual 5-Year Commitment, Individual 364-Day Lending Capacity, or Individual 5-Year Lending Capacity, as applicable. In the event of any such advance by the Administrative Agent, the Overnight Lender will be treated as a Delinquent Syndication Party under Section 16.4 hereof, and the Administrative Agent will be treated as a Contributing Syndication Party under such Section.

         4.10 FAILURE TO IMPLEMENT BID PROCESS. In the event the Bid Agent fails to hold an auction pursuant to a proper Bid Request, the Administrative Agent (in that capacity) will make an Advance to Borrower on behalf of all Syndication Parties (as though one-half of such Advance was a 364-Day Pro Rata Advance and one-half was a 5-Year Pro Rata Advance), in the amount of each Bid Advance requested in such Bid Request to bear interest at the then current LIBO Rate (including the applicable 364-Day Margin) for a one (1) month LIBO Rate Period, and will cause the Bid Agent to hold the auction for such Bid Advances the following Banking Day.

ARTICLE 5.  LETTER OF CREDIT FACILITY

         5.1 LETTER OF CREDIT REQUEST. On the terms and conditions set forth in this Credit Agreement, and so long as no Event of Default or Potential Default has occurred (or if an Event of Default has occurred, it has been waived in writing by the Administrative Agent), Borrower may request the issuance of one or more documentary letters of credit or standby letters of credit as Committed Letters of Credit or as Negotiated Letters of Credit pursuant to the conditions and limitations set forth below.

               5.1.1 REQUEST FOR COMMITTED LETTER OF CREDIT. Borrower may request issuance of a Committed Letter of Credit by sending, not later than 11:00 A.M. (Central time) on a Banking Day, a written request therefore ("COMMITTED LC REQUEST") to the Letter of Credit Bank. The Committed LC Request shall set forth (a) the face amount and expiry date, (b) the beneficiary, (c) the terms thereof, and (d) such other information as the Letter of Credit Bank shall request. Committed Letters of Credit shall be issued under the 364-Day Facility if the expiry date therefore is no later than the 364-Day Maturity Date, or under the 5-Year Facility if the expiry date therefore is later than the 364-Day Maturity Date. In no event may the expiry date be later than the 5-Year Maturity Date.

               5.1.2 REQUEST FOR NEGOTIATED LETTER OF CREDIT. Borrower may request issuance of a Negotiated Letter of Credit by (a) providing, no later than 12 noon (Central time) on a Banking Day, written notice to the Administrative Agent of (i) the face amount and expiry date of each Negotiated Letter of Credit which Borrower desires be issued and (ii) the identity of the Syndication Party or Parties from which Borrower intends to seek each such Negotiated Letter of Credit; (b) receiving written or oral confirmation from the Administrative Agent, to be provided no later than 12:30 P.M. (Central time) that such Syndication Party has sufficient Individual 364-Day Lending Capacity or sufficient Individual 5-Year Lending Capacity, as applicable depending upon the Facility under which each such Negotiated Letter of Credit will be issued, to issue such Negotiated Letter(s) of Credit; and (c) following receipt of the confirmation described in clause (b) above, but no later than 1:00 P.M. (Central time), sending a written request therefore ("NEGOTIATED LC REQUEST") to each such Syndication Party to issue such Negotiated Letter of Credit. Negotiated Letters of Credit shall be issued under the 364-Day Facility if the expiry date therefore is no later than the 364-Day Maturity Date, or under the 5-Year Facility if the expiry date therefore is later than the 364-Day Maturity Date. In no event may the expiry date be later than the 5-Year Maturity Date.

               5.1.3 NOTIFICATION OF THE ADMINISTRATIVE AGENT. Borrower shall, no later than 3:00 P.M. (Central time) on the date of issuance, notify the Administrative Agent by facsimile of the face amount, expiry date, and Issuing Syndication Party with respect to each Negotiated Letter of Credit issued. Each Issuing Syndication Party shall also, no later than 3:00 P.M. (Central time) on the date of issuance, notify the Administrative Agent by facsimile of the face amount and expiry date with respect to each Negotiated Letter of Credit issued by such Syndication Party.

         5.2 COMMITTED LETTERS OF CREDIT. No later than 12:00 noon (Central time) on the Banking Day of the receipt by the Letter of Credit Bank of a Committed LC Request, it shall issue the requested Committed Letter of Credit for any expiry period from seven (7) days to the earlier of (a) 364 days from the date of issuance or (b) the 5-Year Maturity Date, subject to the following:

               5.2.1 AVAILABLE AMOUNT. The face amount of the requested Committed Letter of Credit may not exceed the lesser of (a) with respect to those Committed Letters of Credit which are, pursuant to Subsection 5.1.1 hereof, issued under the 364-Day Facility, an amount which, when added to the aggregate Individual Outstanding 364-Day Obligations of all Syndication Parties, would exceed the Aggregate 364-Day Commitment, (b) with respect to those Committed Letters of Credit which are, pursuant to Subsection 5.1.1 hereof, issued under the 5-Year Facility, an amount which, when added to the aggregate Individual Outstanding 5-Year Obligations of all Syndication Parties, would exceed the Aggregate 5-Year Commitment, or (c) with respect to all Committed Letters of Credit, an amount which, when added to the undrawn face amount of all Letters of Credit and Existing Letters of Credit then outstanding, would exceed the Aggregate LC Commitment.

               5.2.2 AVAILABILITY. Committed Letters of Credit may be requested for issuance only during the 5-Year Availability Period.

               5.2.3 FEES. Borrower shall pay at the time of issuance or reissuance of each Committed Letter of Credit (a) to the Administrative Agent, for the benefit of all Syndication Parties in accordance with their Individual 5-Year Pro Rata Share in effect on the date of such issuance or reissuance, the Committed Letter of Credit Fee, and (b) to the Letter of Credit Bank the Issuance Fee for each such Committed Letter of Credit.

               5.2.4 TREATMENT OF DRAWS. Each draw under a Committed Letter of Credit shall be funded by each of the Syndication Parties: (a) if such Committed Letter of Credit was issued under the 364-Day Facility, as an Advance thereunder in accordance with their respective Individual 364-Day Pro Rata Share as of the date of issuance of such Committed Letter of Credit, and (b) if such Committed Letter of Credit was issued under the 5-Year Facility, as an Advance thereunder in accordance with their respective Individual 5-Year Pro Rata Share as of the date of issuance of such Committed Letter of Credit.

         5.3 NEGOTIATED LETTERS OF CREDIT. Any Syndication Party may, in its sole discretion, issue a Negotiated Letter of Credit ("ISSUING SYNDICATION PARTY") for any expiry period from seven (7) days to the 5-Year Maturity Date, upon such terms and conditions as Borrower and such Issuing Syndication Party may agree; provided that (a) all Negotiated Letters of Credit must be issued on a Banking Day, and may be issued no earlier than 12:30 P.M. and no later than 2:30 P.M. (Central time), and (b) the issuance of Negotiated Letters of Credit shall also be subject to the following:

               5.3.1 LIMITS ON AVAILABLE AMOUNT. The face amount of a Negotiated Letter of Credit issued under the 5-Year Facility may not exceed the lesser of
(a) an amount which, when added to the aggregate Individual Outstanding 5-Year Obligations of all Syndication Parties, would exceed the Aggregate 5-Year Commitment, (b) an amount which would exceed the Issuing Syndication Party's Individual 5-Year Lending Capacity, or (c) an amount which, when added to the undrawn face amount of all Letters of Credit and Existing Letters of Credit then outstanding, would exceed the Aggregate LC Commitment. The face amount of a Negotiated Letter of Credit issued under the 364-Day Facility may not exceed the lesser of (x) an amount which, when added to the aggregate Individual Outstanding 364-Day Obligations of all Syndication Parties, would exceed the Aggregate 364-Day Commitment, (y) an amount which would exceed the Issuing Syndication Party's Individual 364-Day Lending Capacity, or (z) an amount which, when added to the undrawn face amount of all Letters of Credit and Existing Letters of Credit then outstanding, would exceed the Aggregate LC Commitment. Prior to the issuance of a Negotiated Letter of Credit, the Issuing Syndication Party shall confirm with the Administrative Agent that such Negotiated Letter of Credit will not exceed the limitations set forth in this Subsection.

               5.3.2 AVAILABILITY. Negotiated Letters of Credit may be requested for issuance only during the 364-Day Availability Period or the 5-Year Availability Period, as applicable.

               5.3.3 FEES. Borrower will be required to pay only such fees as the Issuing Syndication Party and Borrower agree upon in connection with each such Negotiated Letter of Credit and all such fees shall be collected by, paid to, and retained by the Issuing Syndication Party.

               5.3.4 TREATMENT OF DRAWS. Each draw under a Negotiated Letter of Credit shall be treated as an Advance by the Issuing Syndication Party under the Facility under which such Negotiated Letter of Credit was issued and shall bear interest at the Base Rate until paid in full.

         5.4 NOTICE OF ISSUANCE OF NEGOTIATED LETTERS OF CREDIT. Borrower shall notify the Administrative Agent of the face amount, expiry date, and name of the Issuing Syndication Party, no later than 3:00 P.M. Central time on the same Banking Day as any Negotiated Letters of Credit are issued.

         5.5 EXISTING LETTERS OF CREDIT. Borrower and each Syndication Party agree that each Existing Letter of Credit shall, as of the Closing Date, be deemed to have been issued as a Negotiated Letter of Credit under the 364-Day Facility (if its expiry date is no later than the 364-Day Maturity Date), or under the 5-Year Facility (if its expiry date therefore is later than the 364-Day Maturity Date, but no later than the 5-Year Maturity Date), and that the actual issuer thereof shall for all purposes be deemed to be the Issuing Syndication Party hereunder with respect to each such Existing Letter of Credit.

ARTICLE 6.  INTEREST AND FEES

         6.1 INTEREST. Except as provided in Article 4 hereof, interest on all Loans shall be calculated as follows:

               6.1.1 BASE RATE OPTION. Unless Borrower requests and receives a LIBO Rate Loan pursuant to Subsection 6.1.2 hereof, the outstanding principal balance under the 364-Day Facility Notes and the 5-Year Facility Notes shall bear interest at the Base Rate (each a "BASE RATE LOAN").

               6.1.2 LIBO RATE OPTION. From time to time, and so long as no Event of Default has occurred and is continuing, at the request of Borrower included in a Borrowing Notice, all or any part of the outstanding principal balance under the 364-Day Facility Notes or the 5-Year Facility Notes may bear interest at the LIBO Rate (each a "LIBO RATE LOAN"); provided that Borrower may have no more than ten (10) LIBO Rate Loans outstanding at any time. To effect this option, the Borrowing Notice must specify (a) the principal amount that is to bear interest at the LIBO Rate, which must be a minimum of $10,000,000.00 and in incremental multiples of $1,000,000.00 and (b) the period selected by Borrower during which the LIBO Rate is to be applied ("LIBO RATE PERIOD"), which may be any period of one, two, three, or six months, and, if available from all of the Syndication Parties, twelve months, but must expire no later than the 364-Day Maturity Date or the 5-Year Maturity Date, as applicable. In addition, Borrower may convert any Base Rate Loan to a LIBO Rate Loan, or continue a LIBO Rate Loan, by making a written request therefore ("LIBO REQUEST") to the Administrative Agent by facsimile, specifying (y) the principal amount that is to bear interest at the LIBO Rate, which must be a minimum of $10,000,000.00 and in incremental multiples of $1,000,000.00 and (z) the LIBO Rate Period selected by Borrower during which the LIBO Rate is to be applied. The Administrative Agent shall incur no liability in acting upon a request which it believed in good faith had been made by a properly authorized employee of Borrower. Following the expiration of the LIBO Rate Period for any LIBO Rate Loan, interest shall automatically accrue at the Base Rate unless Borrower requests and receives another LIBO Rate Loan as provided in this Subsection.

         6.2 ADDITIONAL PROVISIONS FOR LIBO RATE LOANS.

               6.2.1 INAPPLICABILITY OR UNAVAILABILITY OF LIBO RATE. If the Administrative Agent at any time shall determine that for any reason adequate and reasonable means do not exist for ascertaining the LIBO Rate, then the Administrative Agent shall promptly give notice thereof to Borrower. If such notice is given and until such notice has been withdrawn by the Administrative Agent, then any portion of the outstanding principal balance hereof which bears interest determined in relation to the LIBO Rate shall, subsequent to the end of the LIBO Rate Period applicable thereto, bear interest at the Base Rate.

               6.2.2 CHANGE IN LAW; LIBO RATE LOAN UNLAWFUL. If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "CHANGE IN LAW") shall make it unlawful for any of the Syndication Parties to (a) advance its Funding Share of any LIBO Rate Loan or (b) maintain its share of all or any portion of the LIBO Rate Loans, each such Syndication Party shall promptly, by telephone or facsimile, notify the Administrative Agent thereof, and of the reasons therefor and the Administrative Agent shall promptly notify Borrower thereof and if the notice from such

Syndication Party is in writing, the Administrative Agent shall provide a copy of such notice to Borrower. In the former event, any obligation of any such Syndication Party to make available its Funding Share of any future LIBO Rate Loan shall immediately be canceled (and, in lieu thereof shall be made as a Base Rate Loan), and in the latter event, any such unlawful LIBO Rate Loans or portions thereof then outstanding shall be converted, at the option of such Syndication Party, to a Base Rate Loan; provided, however, that if any such Change in Law shall permit the LIBO Rate to remain in effect until the expiration of the LIBO Rate Period applicable to any such unlawful LIBO Rate Loan, then such LIBO Rate Loan shall continue in effect until the expiration of such LIBO Rate Period. Upon the occurrence of any of the foregoing events on account of any change in any law, treaty, rule, regulation or determination of a court or governmental authority or in the interpretation or application thereof, Borrower shall pay to the Administrative Agent immediately upon demand such amounts as may be necessary to compensate any such Syndication Party for any fees, charges, or other costs incurred or payable by such Syndication Party as a result thereof and which are attributable to any LIBO Rate Loan made available to Borrower hereunder, and any reasonable allocation made by any such Syndication Party among its operations shall be conclusive and binding upon Borrower absent manifest error.

         6.3 DEFAULT INTEREST RATE. All past due payments on the Notes or of any other Bank Debt (whether as a result of nonpayment by Borrower when due, at maturity, or upon acceleration) shall bear interest at the Default Interest Rate from and after the due date for the payment, or on the date of maturity or acceleration, as the case may be.

         6.4 INTEREST CALCULATION. Interest on (a) LIBO Rate Loans, (b) 364-Day Bid Loans, and (c) 5-Year Bid Loans shall be calculated on the actual number of days the principal owing thereunder is outstanding with the daily rate calculated on the basis of a year consisting of 360 days. Interest on Base Rate Loans shall be calculated on the actual number of days each Advance is outstanding on the basis of a year consisting of 365 days. In calculating interest, the Advance Date shall be included and the date each payment is received shall be excluded.

         6.5 FEES. Borrower shall pay or cause to be paid the following fees:

               6.5.1 364-DAY FACILITY FEE. A non-refundable fee ("364-DAY FACILITY FEE") calculated on the Closing Date and on each annual anniversary thereof until the Loan is paid in full, all Letters of Credit are canceled or have expired, and the Syndication Parties have no further obligation to make Advances or issue Letters of Credit hereunder. The 364-Day Facility Fee for each year shall be equal to 0.10% of the Aggregate 364-Day Commitment in effect on the date of such calculation, and shall be payable quarterly to the Administrative Agent in arrears on the Banking Day coinciding with, or immediately preceding the three (3) month anniversary of the Closing Date and every third month thereafter for distribution to each Syndication Party in the ratio that its Individual 364-Day Commitment bears to the Aggregate 364-Day Commitment as calculated by the Administrative Agent on such date, until the Loan is paid in full, all

Letters of Credit are canceled or have expired, and the Syndication Parties have no further obligation to make Advances or issue Letters of Credit hereunder.

               6.5.2 5-YEAR FACILITY FEE. A non-refundable fee ("5-YEAR FACILITY FEE") calculated on the Closing Date and on each annual anniversary thereof until the Loan is paid in full, all Letters of Credit are canceled or have expired, and the Syndication Parties have no further obligation to make Advances or issue Letters of Credit hereunder. The 5-Year Facility Fee for each year shall be equal to 0.125% of the Aggregate 5-Year Commitment in effect on the date of such calculation, and shall be payable quarterly to the Administrative Agent in arrears on the Banking Day coinciding with, or immediately preceding the three (3) month anniversary of the Closing Date and every third month thereafter for distribution to each Syndication Party in the ratio that its Individual 5-Year Commitment bears to the Aggregate 5-Year Commitment as calculated by the Administrative Agent on such date, until the Loan is paid in full, all Letters of Credit are canceled or have expired, and the Syndication Parties have no further obligation to make Advances or issue Letters of Credit hereunder.

         6.6 364-DAY MARGIN; 5-YEAR MARGIN. If the Compliance Certificate with respect to any Fiscal Quarter is not received by the Administrative Agent by the date required as provided in Subsections 12.2.1 and 12.2.2 hereof, the 364-Day Margin and the 5-Year Margin for the period commencing on the first day of the Fiscal Quarter commencing immediately after the Fiscal Quarter for which such Compliance Report was required, shall be 52.5 basis points and 50.0 basis points, respectively.

ARTICLE 7.PAYMENTS; FUNDING LOSSES

         7.1 PRINCIPAL PAYMENTS. Principal shall be payable under the 364-Day Facility on the 364-Day Maturity Date, and under the 5-Year Facility on the 5-Year Maturity Date; provided that (a) principal owing on all Bid Advances shall be payable on the Bid Maturity Date as provided in the Bid under which such Bid Advance was made, (b) principal owing on all Overnight Advances shall be payable on the applicable Overnight Maturity Date, and (c) prepayments may be made only as provided in Section 7.5 hereof.

         7.2 INTEREST PAYMENTS. Interest shall be payable as follows: (a) interest on Base Rate Loans shall be payable monthly in arrears on the fifth Banking Day of the next month, (b) interest on LIBO Rate Loans shall be payable on the last day of the LIBO Rate Period therefor unless the LIBO Rate Period is longer than three (3) months, in which case interest shall also be payable every ninety (90) days from the date of the relevant Advance, (c) interest on each Bid Rate Loan shall be payable on the Bid Maturity Date therefor unless the Bid Maturity Date is more than three (3) months from the date of the Advance under such Bid Rate Loan, in which case interest shall also be payable every ninety
(90) days from the date of the relevant Advance, (d) interest on Overnight Advances shall be payable on the Overnight Maturity Date, and (e) interest on all Loans then accrued and unpaid shall be payable on the 364-Day Maturity Date or 5-Year Maturity Date, as applicable.

         7.3 APPLICATION OF PRINCIPAL PAYMENTS. Principal payments and prepayments shall be applied (a) to principal amounts owing under the 364-Day Facility or the 5-Year Facility, or to Overnight Advances as Borrower directs in writing (provided that Bid Rate Loans under each Facility may not be prepaid), or (b) if Borrower provides no specific direction, then to principal amounts owing under the 364-Day Facility, the 5-Year Facility (other than Bid Rate Loans under the two Facilities), and the Overnight Advances in the ratio of the amount of the outstanding principal balance owed under each, divided by the principal balance owed under all three (excluding Bid Rate Loan balances in both cases). In the case of (a) and (b) and subject to the provisions of such clauses, payments shall be applied first to Base Rate Loans and then to LIBO Rate Loans unless Borrower directs otherwise in writing. However, upon the occurrence and during the continuance of an Event of Default or Potential Default, all principal payments shall be applied, as the Administrative Agent in its sole discretion shall determine, to fees, interest or principal indebtedness under the Notes, or to any other Bank Debt.

         7.4 MANNER OF PAYMENT. All payments, including prepayments, that Borrower is required or permitted to make under the terms of this Credit Agreement shall be made to the Administrative Agent (a) in immediately available federal funds, to be received no later than 2:00 P.M. Central time of the Banking Day on which such payment is due by wire transfer through Federal Reserve Bank, Kansas City, Routing Number: 307088754, COBANK ENGWD (or to such other account as the Administrative Agent may designate by notice); and (b) without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, impost, duties, charges, fees, deductions, withholding, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Borrower is required by law to make such deduction or withholding.

         7.5 VOLUNTARY PREPAYMENTS. Borrower shall have the right to prepay all or any part of the outstanding principal balance under the Loans at any time in integral multiples of $1,000,000.00 (or the entire outstanding balance, if less) and subject to a $5,000,000.00 minimum prepayment on LIBO Rate Loans, on any Banking Day; provided that (a) in the event of prepayment of any LIBO Rate Loan, whether voluntary or on account of acceleration (i) Borrower must provide three
(3) Banking Days notice to the Administrative Agent prior to making such prepayment, and (ii) Borrower must, at the time of making such prepayment, pay all Funding Losses applicable to such prepayment, and (b) Borrower shall not have the right to prepay any Bid Loan before the applicable Bid Loan Maturity Date, but if a Bid Loan is deemed prepaid on account of acceleration, Borrower must pay all Funding Losses applicable to such prepayment. Principal amounts prepaid may be reborrowed under the terms and conditions of this Credit Agreement. "FUNDING LOSSES" shall be determined on an individual Syndication Party basis as the amount which would result in such Syndication Party being made whole (on a present value basis) for the actual or imputed funding losses (including, without limitation, any loss, cost or expense incurred by reason of obtaining, liquidating or employing deposits or other funds acquired by such Syndication Party to fund or maintain such LIBO Rate Loan or Bid Loan) incurred by such Syndication Party as a result of such prepayment. In the event of any such prepayment, each Syndication Party which had funded the Loan being prepaid shall, promptly after being notified of such prepayment, send written notice ("FUNDING LOSS NOTICE") to the Administrative Agent by facsimile setting forth the amount of attributable Funding Losses and the method of calculating the same. The Administrative Agent shall notify Borrower orally or in writing of the amount of such Funding Losses. A determination by a Syndication Party as to the amounts payable pursuant to this Section shall be conclusive absent manifest error.

         7.6 DISTRIBUTION OF PRINCIPAL AND INTEREST PAYMENTS. The Administrative Agent shall distribute payments of principal and interest among the Syndication Parties as follows:

               7.6.1 PRINCIPAL AND INTEREST PAYMENTS ON 364-DAY PRO RATA ADVANCES. Principal and interest payments on 364-Day Pro Rata Advances shall be remitted to the Syndication Parties which made the 364-Day Pro Rata Advance to which such payments are applied in the ratio in which they funded such Advance.

               7.6.2 PRINCIPAL AND INTEREST PAYMENTS ON 5-YEAR PRO RATA RATE ADVANCES. Principal and interest payments on 5-Year Pro Rata Advances shall be remitted to the Syndication Parties which made the 5-Year Pro Rata Advance to which such payments are applied in the ratio in which they funded such Advance.

               7.6.3 PRINCIPAL AND INTEREST PAYMENTS ON BID RATE ADVANCES. Principal and interest payments on Bid Rate Advances shall be remitted to the Syndication Party which made the Bid Rate Advance to which such payments are applied.

               7.6.4 PRINCIPAL AND INTEREST PAYMENTS ON OVERNIGHT ADVANCES. Principal and interest payments on Overnight Advances shall be remitted to the Overnight Lenders which made the Overnight Advance to which such payments are applied in the ratio in which they funded such Advance.

ARTICLE 8.  BANK EQUITY INTERESTS

         Borrower agrees to purchase such equity interests in CoBank and St. Paul Bank ("BANK EQUITY INTERESTS") as CoBank and St. Paul Bank may from time to time require in accordance with their bylaws and capital plans as applicable to cooperative borrowers generally. In connection with the foregoing, Borrower hereby acknowledges receipt, prior to the execution of this Credit Agreement, of the following with respect to CoBank and St. Paul Bank (a) the bylaws, (b) a written description of the terms and conditions under which the Bank Equity Interests are issued, (c) the most recent annual report, and if more recent than the latest annual report, the latest quarterly report. CoBank and St.

Paul Bank reserve the right to sell participations under the provisions of
Section 16.27 on a non-patronage basis.

ARTICLE 9.  SECURITY

         The obligations of Borrower under this Credit Agreement shall be unsecured.

ARTICLE 10.  REPRESENTATIONS AND WARRANTIES

         To induce the Syndication Parties to make the Loans, and the Letter of Credit Bank to issue Committed Letters of Credit, and recognizing that the Syndication Parties, the Administrative Agent, the Letter of Credit Bank, and the Bid Agent are relying thereon, Borrower represents and warrants as follows:

         10.1 ORGANIZATION, GOOD STANDING, ETC. Borrower: (a) is duly organized, validly existing, and in good standing under the laws of its state of incorporation; (b) qualifies as a cooperative association under the laws of its state of incorporation; (c) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except to the extent that the failure to so qualify has not resulted in, and could not reasonably be expected to cause, a Material Adverse Effect; and (d) has all requisite corporate and legal power to own and operate its assets and to carry on its business, and to enter into and perform the Loan Documents to which it is a party. Each Subsidiary: (a) is duly organized, validly existing, and in good standing under the laws of its state of incorporation; (b) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except to the extent that the failure to so qualify has not resulted in, and could not reasonably be expected to cause, a Material Adverse Effect; and (c) has all requisite corporate and legal power to own and operate its assets and to carry on its business.

         10.2 CORPORATE AUTHORITY, DUE AUTHORIZATION; CONSENTS. Borrower has full power and authority to conduct its business, and has taken, or on or before June 4, 1998 will take, all corporate action necessary to execute, deliver and perform its obligations under the Loan Documents to which it is a party. All consents or approvals of any Person which are necessary for, or are required as a condition of Borrower's execution, delivery and performance of and under the Loan Documents, have been obtained or will be obtained on or before June 4, 1998.

         10.3 LITIGATION. Except as described on Exhibit 10.3 hereto, there are no pending legal or governmental actions, proceedings or investigations to which Borrower or any Subsidiary is a party or to which any property of Borrower or any Subsidiary is subject which might reasonably be expected to result in any Material Adverse Effect and, to Borrower's knowledge, no such actions or proceedings are threatened or contemplated by any federal, state, county, or city (or similar unit) governmental agency or any other Person.

         10.4 NO VIOLATIONS. The execution, delivery and performance of the Loan Documents will not: (a) violate any provision of Borrower's articles of incorporation or bylaws, or any law, rule, regulation (including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System), or any judgment, order or ruling of any court or governmental agency; (b) violate, require consent under (except such consent as has been obtained), conflict with, result in a breach of, constitute a default under, or with the giving of notice or the expiration of time or both, constitute a default under, any existing real estate mortgage, indenture, lease, security agreement, contract, note, instrument or any other agreements or documents binding on Borrower or affecting its property; or (c) violate, conflict with, result in a breach of, constitute a default under, or result in the loss of, or restriction of rights under, any Required License or any order, law, rule, or regulation under or pursuant to which any Required License was issued or is maintained ("LICENSING LAWS").

         10.5 BINDING AGREEMENT. Each of the Loan Documents to which Borrower is a party is, or when executed and delivered, will be, the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

         10.6 COMPLIANCE WITH LAWS. Borrower and each Subsidiary are in compliance with all federal, state, and local laws, rules, regulations, ordinances, codes and orders, including without limitation all Environmental Laws and all Licensing Laws, with respect to which noncompliance would result in a Material Adverse Effect.

         10.7 PRINCIPAL PLACE OF BUSINESS. Borrower's place of business, or chief executive office if it has more than one place of business, and the place where the records required by Section 12.1 hereof are kept, is located at 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077.

         10.8 PAYMENT OF TAXES. Except as shown on Exhibit 10.8 hereto, Borrower and each Subsidiary have filed all required federal, state and local tax returns and have paid all taxes as shown on such returns as they have become due, and have paid when due all other taxes, assessments or impositions levied or assessed against Borrower or any Subsidiary, or their business or properties, except where the failure to make such filing or payment could not reasonably be expected to result in a Material Adverse Effect. Exhibit 10.8 specifically indicates all such taxes which are subject to a Good Faith Contest.

         10.9 LICENSES AND APPROVALS. Borrower and each Subsidiary have ownership of, or license to use, or have been issued, all trademarks, patents, copyrights, franchises, certificates, approvals, permits, authorities, agreements, and licenses which are used or necessary to permit it to own its properties and to conduct the business as presently being conducted as to which the termination or revocation thereof could reasonably be expected to have a Material Adverse Effect ("REQUIRED LICENSES"). Each Required

License is in full force and effect, and there is no outstanding notice of cancellation or termination or, to Borrower's knowledge, any threatened cancellation or termination in connection therewith, nor has an event occurred with respect to any Required License which, with the giving of notice or passage of time or both, could result in the revocation or termination thereof or otherwise in any impairment of Borrower's rights with respect thereto, which impairment could reasonably be expected to have a Material Adverse Effect. No consent, permission, authorization, order, or license of any governmental authority, is necessary in connection with the execution, delivery, performance, or enforcement of and under the Loan Documents to which Borrower is a party except such as have been obtained and are in full force and effect.

         10.10 EMPLOYEE BENEFIT PLANS. Borrower and its Subsidiaries are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder ("ERISA"), to the extent applicable to them, and have not received any notice to the contrary from the Pension Benefit Guaranty Corporation ("PBGC").

         10.11 EQUITY INVESTMENTS. Borrower does not now own any stock or other voting or equity interest, directly or indirectly, in any Person valued at the greater of book value or market value at $5,000,000 or more, other than: (a) the Bank Equity Interests, and (b) as set forth on Exhibit 10.11.

         10.12 TITLE TO REAL AND PERSONAL PROPERTY. Borrower and each Subsidiary have good and marketable title to, or valid leasehold interests in, all of their material properties and assets, real and personal, including the properties and assets and leasehold interests reflected in the financial statements of the Borrower and its Subsidiaries referred to in Section 10.13 hereof, except (a) any properties or assets disposed of in the ordinary course of business, and (b) for defects in title and encumbrances which could not reasonably be expected to result in a Material Adverse Effect; and none of the properties of Borrower or any Restricted Subsidiary are subject to any Lien, except as permitted by
Section 13.3 hereof ("PERMITTED ENCUMBRANCES"). All such property is in good operating condition and repair, reasonable wear and tear excepted, and suitable in all material respects for the purposes for which it is being utilized except where their failure to be in good operating condition could not reasonably be expected to result in a Material Adverse Effect. All of the leases of Borrower and each Subsidiary which constitute Material Agreements are in full force and effect and afford Borrower or such Subsidiary peaceful and undisturbed possession of the subject matter thereof.

         10.13 FINANCIAL STATEMENTS. The consolidated balance sheets of the Predecessor Companies and their Subsidiaries as of May 31, 1997 and September 30, 1997 (respectively for Harvest States Cooperatives and Cenex, Inc.), and the related consolidated statements of operations, cash flows and consolidated statements of capital shares and equities for the Fiscal Year then ended, and the accompanying footnotes, together with the unqualified opinion thereon, dated August 15, 1997 and October 27, 1997 (respectively for Harvest States Cooperatives and Cenex, Inc.) of Deloitte &

Touche LLP, independent certified public accountants, copies of which have been furnished to the Syndication Parties, fairly present in all material respects the consolidated financial condition of the Predecessor Companies and their Subsidiaries as at such dates and the results of the consolidated operations of the Predecessor Companies and their Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied. Since May 31, 1997 and September 30, 1997 (respectively for Harvest States Cooperatives and Cenex, Inc.), there has been no material adverse change in the financial condition, results of operations, business or prospects of the Predecessor Companies or any of their Subsidiaries. As of the Closing Date, there are no liabilities of the Predecessor Companies or any of their Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements of the Predecessor Companies and their Subsidiaries referred to above or referred to in the notes thereto, other than liabilities arising in the ordinary course of business since May 31, 1997 and September 30, 1997 (respectively for Harvest States Cooperatives and Cenex, Inc.). No information, exhibit, or report furnished by Borrower or any of its Subsidiaries to the Syndication Parties in connection with the negotiation of this Credit Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which they were made and taken together with the other information, exhibits and reports furnished to the Syndication Parties.

         10.14 ENVIRONMENTAL COMPLIANCE. Except as set forth on Exhibit 10.14 hereto, Borrower and each Subsidiary have obtained all permits, licenses and other authorizations which are required under all applicable Environmental Laws, except to the extent failure to have any such permit, license or authorization could not reasonably be expected to result in a Material Adverse Effect. Except as set forth on Exhibit 10.14 hereto, Borrower and each Subsidiary are in compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent, in each case, failure to comply has not resulted in, and could not reasonably be expected to result in, a Material Adverse Effect.

         10.15 FISCAL YEAR. Each fiscal year of Borrower begins on September 1 of each calendar year and ends on August 31 of each calendar year.

         10.16 MATERIAL AGREEMENTS. Neither Borrower nor, to Borrower's knowledge, any other party to any Material Agreement, is in default thereunder, and no facts exist which with the giving of notice or the passage of time, or both, would constitute such a default.

         10.17 REGULATIONS U AND X. No portion of any Advance will be used for the purpose of purchasing, carrying, or making loans to finance the purchase of, any "margin security" or "margin stock" as such terms are used in Regulations U or X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         10.18 TRADEMARKS, TRADENAMES, ETC. Borrower has ownership or the lawful right to use all tradenames, trademarks, and other intellectual property which it utilizes in its business as presently being conducted and as anticipated to be conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         10.19 NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. Borrower and each Subsidiary have satisfied all judgments and Borrower and each Subsidiary are not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign, except to the extent such failure to satisfy any or all such judgments or to be in such a default has not resulted in, and could not reasonably be expected to result in, a Material Adverse Effect.

         10.20 NO DEFAULT IN OTHER AGREEMENTS. Neither Borrower nor any Subsidiary is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or corporate restriction which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. Neither Borrower nor any Subsidiary is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument where such failure to perform, observe or fulfill has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

         10.21 LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of Borrower or any Subsidiary are currently affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

         10.22 GOVERNMENTAL REGULATION. Neither Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation, in each case, limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

         10.23 DISCLOSURE. The representations and warranties contained in this
Article 10 and in the other Loan Documents or in any financial statements provided to the Administrative Agent do not contain any untrue statement of a material fact or omit to state a material fact necessary to make such representations or warranties not misleading; and all projections provided to the Administrative Agent were prepared in good faith based on reasonable assumptions.

ARTICLE 11.  CONDITIONS TO ADVANCES

         11.1 CONDITIONS TO CLOSING. The obligation of the Syndication Parties to make any Advances or the obligation of the Letter of Credit Bank to issue any Committed Letters of Credit hereunder is subject to satisfaction, in the sole discretion of the Administrative Agent and the Syndication Parties (except that satisfaction of Subsection 11.1.6 shall be determined in the reasonable discretion of the Administrative Agent and the Syndication Parties), of each of the following conditions precedent:

               11.1.1 LOAN DOCUMENTS. The Administrative Agent shall have received duly executed originals of the Loan Documents.

               11.1.2 APPROVALS. The Administrative Agent shall have received evidence satisfactory to it that all consents and approvals of governmental authorities and third parties which are with respect to Borrower, necessary for, or required as a condition of: (a) the validity and enforceability of the Loan Documents to which it is a party; and (b) the Merger.

               11.1.3 ORGANIZATIONAL DOCUMENTS. The Administrative Agent shall have received: (a) good standing certificate, dated no more than thirty (30) days prior to the Closing Date, for Borrower for its state of incorporation; (b) a copy of the articles of incorporation of Borrower certified by the Secretary of State of its state of organization; and (c) a copy of the bylaws of Borrower, certified as true and complete by the Secretary or Assistant Secretary of Borrower.

               11.1.4 EVIDENCE OF INSURANCE. Borrower shall have provided the Administrative Agent with insurance certificates and such other evidence, in form and substance satisfactory to the Administrative Agent, of all insurance required to be maintained by it under the Loan Documents.

               11.1.5 APPOINTMENT OF AGENT FOR SERVICE. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that Borrower has appointed The Corporation Company to serve as its agent for service of process at their Denver, Colorado office (presently at 1675 Broadway), and that The Corporation Company has accepted such appointment by Borrower.

               11.1.6 NO MATERIAL CHANGE. No change shall have occurred in the condition or operations of the Predecessor Companies since May 31, 1997 and September 30, 1997 (respectively for Harvest States Cooperatives and Cenex, Inc.) which could reasonably be expected to result in a Material Adverse Effect.

               11.1.7 FEES AND EXPENSES. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds all fees set forth in Section 6.5 hereof and any other fees owing to the Administrative Agent which are due on the Closing Date, and all expenses owing pursuant to Section 17.1 hereof.

               11.1.8 BANK EQUITY INTEREST PURCHASE OBLIGATION. Borrower shall have purchased such Bank Equity Interests as CoBank and/or St. Paul Bank may require pursuant to Article 8 hereof.

               11.1.9 OPINION OF COUNSEL. Borrower shall have provided a favorable opinion of its counsel addressed to the Administrative Agent and each of the present and future Syndication Parties, covering such matters as the Administrative Agent may reasonably require.

               11.1.10 FURTHER ASSURANCES. Borrower shall have provided and/or executed and delivered to the Administrative Agent such further assignments, documents or financing statements, in form and substance satisfactory to the Administrative Agent, that Borrower is to execute and/or deliver pursuant to the terms of the Loan Documents or as the Administrative Agent may reasonably request.

         11.2 CONDITIONS TO ADVANCE. The Syndication Parties' obligation to fund each Advance and the obligation of the Letter of Credit Bank to issue Committed Letters of Credit is subject to the satisfaction, in the sole discretion of the Administrative Agent and the Syndication Parties, of each of the following conditions precedent, as well as those set forth in Section 11.1 hereof, and each request by Borrower for an Advance or Committed Letter of Credit shall constitute a representation by Borrower, upon which the Administrative Agent may rely, that the conditions set forth in Subsections 11.2.4 and 11.2.5 hereof have been satisfied:

               11.2.1 CONSUMMATION OF MERGER; AMENDMENT OF ARTICLES OF INCORPORATION. Borrower shall have provided proof satisfactory to the Administrative Agent that (a) the Plan of Combination has been executed by the Predecessor Companies and filed with the Minnesota Secretary of State, (b) the Merger has been consummated in accordance with the Plan of Combination effective as of 11:59 P.M. May 31, 1998, and (c) Borrower has properly amended its Articles of Incorporation (as in effect for Harvest States Cooperatives) and changed its name to "Cenex Harvest States Cooperatives" and filed such amendment with the Minnesota Secretary of State.

               11.2.2 EVIDENCE OF CORPORATE ACTION. The Administrative Agent shall have received in form and substance satisfactory to the Administrative
Agent: (a) documents evidencing all corporate action taken by Borrower to authorize (including the specific names and titles of the persons authorized to so act (each an "AUTHORIZED OFFICER")) the execution, delivery and performance of the Loan Documents to which it is a party, certified to be true and correct by the Secretary or Assistant Secretary of Borrower; (b) a certificate of the Secretary or Assistant Secretary of Borrower, dated the Closing Date, certifying the names and true signatures of the Authorized Officers; and (c) documents evidencing all corporate action taken by the Predecessor Companies to effect the Merger.

               11.2.3 CANCELLATION OF EXISTING CREDIT AGREEMENTS. All amounts owing under the Existing Credit Agreements shall be paid in full and the Existing Credit

Agreements canceled and terminated by all parties thereto and all liens in connection therewith released or terminated.

               11.2.4 DEFAULT. As of the Advance Date no Event of Default or Potential Default shall have occurred and be continuing, and the disbursing of the amount of the Advance requested shall not result in an Event of Default or Potential Default.

               11.2.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower herein shall be true and correct in all material respects on and as of the date on which the Advance is to be made as though made on such date. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available U.S. funds all fees set forth in Section 6.5 hereof which are then due and payable, including all expenses owing pursuant to Section 17.1 hereof.

         11.3 LIMITATION ON LIBO RATE LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the LIBO Rate for any LIBO Rate Period:

           (a) The Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates in the definition of LIBO Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBO Rate Loans as provided in this Credit Agreement; or

           (b) any Syndication Party determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBO Rate upon the basis of which the rate of interest for LIBO Rate Loans for such LIBO Rate Period is to be determined do not adequately cover the cost to the Syndication Parties of making or maintaining such LIBO Rate Loans for such LIBO Rate Period;

           (c) then the Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, in the case of clause
(a) above, the Syndication Parties, and in the case of clause (b) above, the Syndication Party that makes the determination, shall be under no obligation to make LIBO Rate Loans, convert Base Rate Loans into LIBO Rate Loans, or continue LIBO Rate Loans, and Borrower shall, on the last day(s) of the then current applicable LIBO Rate Period(s) for the outstanding LIBO Rate Loans, either prepay such LIBO Rate Loans or convert such LIBO Rate Loans into a Base Rate Loan in accordance with Section 6.1 hereof.

         11.4 ILLEGALITY OF LOAN. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Syndication Party or its Applicable Lending Office to honor its obligation to make or maintain LIBO Rate Loans hereunder or convert Base Rate Loans into LIBO Rate Loans, then such Syndication Party shall promptly notify the Administrative Agent and Borrower thereof and such Syndication Party's obligation to make or continue, or to convert Base Rate Loans into,

LIBO Rate Loans shall be suspended until such time as such Syndication Party may again make and maintain LIBO Rate Loans (in which case the provisions of Section
11.5 hereof shall be applicable).

         11.5 TREATMENT OF AFFECTED LOANS. If the obligations of any Syndication Party to make or continue LIBO Rate Loans, or to convert Base Rate Loans into LIBO Rate Loans, are suspended pursuant to Section 11.3 or 11.4 hereof (all LIBO Rate Loans so affected being herein called "AFFECTED LOANS"), such Syndication Party's Affected Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current LIBO Rate Period(s) for the Affected Loans (or, in the case of a conversion required by Section 11.3 or 11.4, on such earlier date as such Syndication Party may specify to Borrower). To the extent that such Syndication Party's Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Syndication Party's Affected Loans shall be applied instead to its Base Rate Loans. All Advances which would otherwise be made or continued by such Syndication Party as LIBO Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Syndication Party which would otherwise be converted into LIBO Rate Loans shall remain as Base Rate Loans.

ARTICLE 12.  AFFIRMATIVE COVENANTS

         From and after the date of this Credit Agreement and until the Bank Debt is indefeasibly paid in full, all Letters of Credit and Existing Letters of Credit have expired, and the Syndication Parties have no obligation to make any Advance, and the Letter of Credit Bank has no obligation to issue any Committed Letters of Credit hereunder, Borrower agrees that it will observe and comply with the following covenants for the benefit of the Administrative Agent, the Syndication Parties, and the Letter of Credit Bank:

         12.1 BOOKS AND RECORDS. Borrower shall at all times keep, and cause each Subsidiary to keep, proper books of record and account, in which correct and complete entries shall be made of all its dealings, in accordance with GAAP.

         12.2 REPORTS AND NOTICES. Borrower shall provide to the Administrative Agent the following reports, information and notices:

               12.2.1 ANNUAL FINANCIAL STATEMENTS. As soon as available, but in no event later than one hundred and twenty (120) days after the end of any Fiscal Year of Borrower occurring during the term hereof one copy of the audit report for such year and accompanying consolidated financial statements (including all footnotes thereto), including a consolidated balance sheet, a consolidated statement of earnings, a consolidated statement of capital, and a consolidated statement of cash flow for the Borrower and its Subsidiaries, showing in comparative form the figures for the previous Fiscal Year, all in reasonable detail, prepared in conformance with GAAP consistently applied and certified without qualification by Deloitte & Touche LLP, or other independent public accountants of nationally recognized standing selected by the

Borrower and satisfactory to the Administrative Agent, and to be accompanied by a copy of the management letter of such accountants addressed to the board of directors of Borrower related to such annual audit; and annual financial statements of Borrower. Such annual financial statements required pursuant to this Subsection shall be accompanied by a Compliance Certificate signed by Borrower's Vice President-Finance or other officer of Borrower acceptable to the Administrative Agent.

               12.2.2 QUARTERLY FINANCIAL STATEMENTS. As soon as available but in no event more than forty-five (45) days after the end of each Fiscal Quarter (except the last Fiscal Quarter of Borrower's Fiscal Year) the following financial statements or other information concerning the operations of Borrower and its Subsidiaries for such Fiscal Quarter, the Fiscal Year to date, and for the corresponding periods of the preceding Fiscal Year, all prepared in accordance with GAAP consistently applied: (a) a consolidated balance sheet, (b) a consolidated summary of earnings, (c) a consolidated statement of cash flows, and (d) such other statements as the Administrative Agent may reasonably request. Such quarterly financial statements required pursuant to this Subsection shall be accompanied by a Compliance Certificate signed by Borrower's Vice President-Finance or other officer of Borrower acceptable to the Administrative Agent (subject to normal year end adjustments).

               12.2.3 NOTICE OF DEFAULT. As soon as the existence of any Event of Default or Potential Default becomes known to any officer of Borrower, prompt written notice of such Event of Default or Potential Default, the nature and status thereof, and the action being taken or proposed to be taken with respect thereto.

               12.2.4 ERISA REPORTS. As soon as possible and in any event within twenty (20) days after Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, or that Borrower, any Subsidiary or any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan, or that a Plan which is a Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA) or is terminating, a certificate of the Group Vice President-Finance of Borrower or such Subsidiary setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination or withdrawal or reorganization or insolvency and the action Borrower or such Subsidiary proposes to take with respect thereto, provided, however, that notwithstanding the foregoing, no reporting is required under this subsection (6) unless the matter(s), individually or in the aggregate, result, or could be reasonably expected to result, in aggregate obligations or liabilities of Borrower and/or the Subsidiaries in excess of five million dollars ($5,000,000).

               12.2.5 NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, arbitration and any other proceedings before any Governmental Authority, affecting Borrower or any Subsidiary which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to require

Borrower or any Subsidiary to have to pay or deliver assets having a value of five million dollars ($5,000,000) or more (whether or not the claim is covered by insurance) or could reasonably be expected to result in a Material Adverse Effect.

               12.2.6 NOTICE OF MATERIAL ADVERSE EFFECT. Promptly after Borrower obtains knowledge thereof, notice of any matter which, alone or when considered together with other matters, has resulted or could reasonably be expected to result in, a Material Adverse Effect.

               12.2.7 NOTICE OF ENVIRONMENTAL PROCEEDINGS. Without limiting the provisions of Subsection 12.2.5 hereof, promptly after Borrower's receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or other communication alleging a condition that may require Borrower or any Subsidiary to undertake or to contribute to a cleanup or other response under Environmental Regulations, or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

               12.2.8 REGULATORY AND OTHER NOTICES. Promptly after Borrower's receipt thereof, copies of any notices or other communications received from any Governmental Authority with respect to any matter or proceeding the effect of which could reasonably be expected to have a Material Adverse Effect.

               12.2.9 ADVERSE ACTION REGARDING REQUIRED LICENSES. As soon as Borrower learns that any petition, action, investigation, notice of violation or apparent liability, notice of forfeiture, order to show cause, complaint or proceeding is pending, or, to the best of Borrower's knowledge, threatened, to seek to revoke, cancel, suspend, modify, or limit any of the Required Licenses, prompt written notice thereof and Borrower shall contest any such action in a Good Faith Contest.

               12.2.10 BUDGET. Promptly upon becoming available and in any event within thirty (30) days after the beginning of each Fiscal Year, a copy of the Annual Operating Budget for the next succeeding Fiscal Year and for each Fiscal Year through the 5-Year Maturity Date approved by Borrower's board of directors, together with the assumptions and projections on which such budget is based and a copy of forecasts of operations and capital expenditures (including investments) for each Fiscal Year; provided that the first such Annual Operating Budget shall not be required until September 30, 1998. In addition, if any material changes are made to such budget or projections or forecasts during the year, then Borrower will furnish copies to the Administrative Agent of any such changes promptly after such changes have been approved.

               12.2.11 ADDITIONAL INFORMATION. With reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of

Borrower or any Subsidiary as any Syndication Party may from time to time reasonably request.

         12.3 ELIGIBILITY. Borrower shall preserve and maintain its status as an entity eligible to borrow from CoBank and St. Paul Bank.

         12.4 MAINTENANCE OF EXISTENCE AND QUALIFICATION. Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence in good standing under the laws of its state of organization. Borrower shall, and shall cause each Subsidiary to, qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business, operations and properties except where the failure to so qualify has not and could not reasonably be expected to result in a Material Adverse Effect.

         12.5 COMPLIANCE WITH LEGAL REQUIREMENTS AND AGREEMENTS. Borrower shall, and shall cause each Subsidiary to: (a) comply with all laws, rules, regulations and orders applicable to Borrower (or such Subsidiary, as applicable) or its business unless such failure to comply is the subject of a Good Faith Contest; and (b) comply with all agreements, indentures, mortgages, and other instruments to which it (or any Subsidiary, as applicable) is a party or by which it or any of its (or any Subsidiary, or any of such Subsidiary's, as applicable) property is bound; provided, however, that the failure of Borrower to comply with this sentence in any instance not directly involving the Administrative Agent or a Syndication Party shall not constitute an Event of Default unless such failure would have a Material Adverse Effect.

         12.6 COMPLIANCE WITH ENVIRONMENTAL LAWS. Without limiting the provisions of Section 12.5 of this Credit Agreement, Borrower shall, and shall cause Subsidiary to, comply in all material respects with, and take all reasonable steps necessary to cause all persons occupying or present on any properties owned or leased by Borrower (or any Subsidiary, as applicable) to comply with, all Environmental Regulations, the failure to comply with which would have a Material Adverse Effect or unless such failure to comply is the subject of a Good Faith Contest.

         12.7 TAXES. Borrower shall cause to be paid, and shall cause each Subsidiary to pay, when due all taxes, assessments, and other governmental charges upon it, its income, its sales, its properties (or upon Subsidiary and its income, sales, and properties, as applicable), and federal and state taxes withheld from its (or Subsidiary's, as applicable) employees' earnings, unless
(a) the failure to pay such taxes, assessments, or other governmental charges could not reasonably be expected to result in a Material Adverse Effect, or (b) such taxes, assessments, or other governmental charges are the subject of a Good Faith Contest and Borrower has established adequate reserves therefor in accordance with GAAP.

         12.8 INSURANCE. Borrower shall maintain, and cause each Subsidiary to maintain, insurance with one or more financially sound and reputable insurance carrier or carriers reasonably acceptable to the Administrative Agent, in such amounts

(including deductibles) and covering such risks (including fidelity coverage) as are usually carried by companies engaged in the same or a similar business and similarly situated, provided, however, that Borrower may, to the extent permitted by Law, provide for appropriate self-insurance with respect to workers' compensation. At the request of Administrative Agent, copies of all policies (or such other proof of compliance with this Section as may be reasonably satisfactory) shall be delivered to the Administrative Agent. Borrower agrees to pay all premiums on such insurance as they become due (including grace periods).

         12.9 MAINTENANCE OF PROPERTIES. Borrower shall maintain, keep and preserve, and cause each Subsidiary to maintain, keep and preserve, all of its material properties (tangible and intangible) necessary or used in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and shall cause to be made all repairs, renewals, replacements, betterments and improvements thereof, all as in the sole judgment of Borrower may be reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         12.10 PAYMENT OF LIABILITIES. Borrower shall pay, and shall cause its Subsidiaries to pay, all liabilities (including, without limitation: (a) any indebtedness for borrowed money or for the deferred purchase price of property or services; (b) any obligations under leases which have or should have been characterized as Capitalized Leases; and (c) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or services or relating to obligations under leases which have or should have been characterized as Capitalized Leases) as they become due beyond any period of grace under the instrument creating such liabilities, unless (with the exception of the Bank
Debt) (a) the failure to pay such liabilities within such time period could not reasonably be expected to result in a Material Adverse Effect, or (b) they are contested in good faith by appropriate actions or legal proceedings, Borrower establishes adequate reserves therefor in accordance with GAAP, and such contesting will not result in a Material Adverse Effect.

         12.11 INSPECTION. Borrower shall permit, and cause its Subsidiaries to permit, the Administrative Agent or any Syndication Party or their agents, during normal business hours or at such other times as the parties may agree, to examine, and make copies of or abstracts from, Borrower's properties, books, and records, and to discuss Borrower's affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants; provided, that, in the case of each meeting with the independent accountants Borrower is given an opportunity to have a representative present at such meeting.

         12.12 REQUIRED LICENSES; PERMITS; ETC. Borrower shall duly and lawfully obtain and maintain in full force and effect, and shall cause its Subsidiaries to obtain and maintain in full force and effect, all Required Licenses as appropriate for the business being conducted and properties owned by Borrower or such Subsidiaries at any given time.

         12.13 ERISA. Borrower shall make or cause to be made, and cause each Subsidiary to make or cause to be made, all payments or contributions to all Plans covered by Title IV of ERISA, which are necessary to enable those Plans to continuously meet all minimum funding standards or requirements.

         12.14 MAINTENANCE OF COMMODITY POSITION. Borrower shall protect its commodity inventory holdings or commitments to buy or sell commodities against adverse price movements, including the taking of equal and opposite positions in the cash and futures markets, to minimize losses and protect margins in commodity production, storage, processing and marketing as is recognized as financially sound and reputable by prudent business persons in the commodity business.

         12.15 FINANCIAL COVENANTS. Borrower shall maintain the following financial covenants, measured as an aggregation of the results of the Predecessor Companies (to the extent Borrower has not been in operation for four
(4) full Fiscal Quarters) and current financial results of Borrower through the first four Fiscal Quarters, for example measurement at the end of the first Fiscal Quarter ending after the Closing Date will incorporate the financial results of the Borrower for such Fiscal Quarter(or portion thereof) and the financial results of the Predecessor Companies for the three previous Fiscal Quarters (and, if applicable, for a portion of the Fiscal Quarter during which the Closing Date occurred):

               12.15.1 WORKING CAPITAL. Borrower shall have at all times Consolidated Current Assets minus Consolidated Current Liabilities of not less than $150,000,000.

               12.15.2 CONSOLIDATED FUNDED DEBT TO CONSOLIDATED CASH FLOW. Borrower shall have at all times and measured as of the end of each Fiscal Quarter, a ratio of Consolidated Funded Debt divided by Consolidated Cash Flow of no greater than 3.00 to 1.00 as measured on the previous consecutive four Fiscal Quarters.

               12.15.3 ADJUSTED CONSOLIDATED FUNDED DEBT TO CONSOLIDATED MEMBERS' AND PATRONS' EQUITY. Borrower shall not permit the ratio of Adjusted Consolidated Funded Debt to Consolidated Members' and Patrons' Equity to exceed at any time .80 to 1.00.

ARTICLE 13.  NEGATIVE COVENANTS

         From and after the date of this Credit Agreement until the Bank Debt is indefeasibly paid in full, all Letters of Credit and Existing Letters of Credit have expired, the Syndication Parties have no obligation to make any Advance, and the Letter of Credit Bank has no obligation to issue any Committed Letters of Credit hereunder, Borrower agrees that it will observe and comply with the following covenants:

         13.1 BORROWING. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) create, incur, assume or permit to exist, directly or indirectly, any Debt, except for: (a) indebtedness of Borrower arising under this Credit Agreement and the other Loan Documents; (b) trade payables arising in the ordinary course of business; (c) Capital Leases in existence from time to time, (d) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; (e) unsecured indebtedness arising under uncommitted lines of credit; provided that the maximum principal amount that may be outstanding at any one time shall not exceed $15,000,000, (f) indebtedness on the date hereof as set forth in Exhibit 13.1 attached hereto; (g) unsecured long-term indebtedness, (h) Debt of Borrower incurred pursuant to the Term Loan Credit Agreement, (i) documentary and standby letters of credit issued at the request of Borrower or any Restricted Subsidiary by a financial institution other than the Letter of Credit Bank or a Syndication Party, provided the aggregate principal amount outstanding under such letters of credit together with the undrawn face amount under all of the Letters of Credit does not exceed $75,000,000 and provided further that the aggregate principal amount outstanding under such letters of credit together with all Advances, undrawn face amount of all the Letters of Credit and unreimbursed obligations with respect to payments made under all the Letters of Credit shall not exceed the Aggregate 364-Day Commitment, and (j) such other indebtedness agreed upon in writing between Borrower and the Syndication Parties.

         13.2 NO OTHER BUSINESSES. Borrower shall not engage in any material respects in any business activity or operations other than operations or activities (a) in the agriculture industry, (b) in the food industry, or (c) which are not substantially different from or are related to its present business activities or operations.

         13.3 LIENS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance on, or any security interest in, any of its real or personal properties (including, without limitation, leasehold interests, leasehold improvements and any other interest in real property or fixtures), now owned or hereafter acquired, except:

           (a) Liens for taxes or assessments or other charges or levies of any Governmental Authority, that are not delinquent or if delinquent (i) are the subject of a Good Faith Contest but in no event past the time when a penalty would be incurred, and (ii) the aggregate amount of liabilities so secured (including interest and penalties) does not exceed $10,000,000 at any one time outstanding;

           (b) Liens imposed by Law, such as mechanic's, worker's, repairman's, miner's, agister's, attorney's, materialmen's, landlord's, warehousemen's and carrier's Liens and other similar Liens which are securing obligations incurred in the ordinary course of business for sums not yet due and payable or if due and payable which are the subject of a Good Faith Contest;

           (c) Liens under workers' compensation, unemployment insurance, social security or similar legislation (other than ERISA), or to secure payments of premiums for insurance purchased in the ordinary course of business, or to secure the performance of tenders, statutory obligations, surety and appearance bonds and bids, bonds for release of an attachment, stay of execution or injunction, leases, government contracts, performance and return-of-money bonds and other similar obligations, all of which are incurred in the ordinary course of business and not in connection with the borrowing of money;

           (d) Any attachment or judgment Lien, the time for appeal or petition for rehearing of which shall not have expired or in respect of which Borrower or the Subsidiary is protected in all material respects by insurance or for the payment of which adequate reserves have been provided, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Good Faith Contest, and provided further that the aggregate amount of liabilities of Borrower and its Subsidiaries so secured (including interest and penalties) shall not be in excess of $5,000,000 at any one time outstanding;

           (e) Easements, rights-of-way, restrictions, encroachments, covenants, servitudes, zoning and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by Borrower or any Restricted Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

           (f) Liens arising in the ordinary course of business and created in connection with amounts on deposit in charge card and like accounts (such as Visa or MasterCard);

           (g) Liens on land, buildings and equipment existing at the time of their acquisition or Liens to secure the payment of all or any part of the purchase price of such land, buildings or equipment or to secure Funded Debt incurred prior to, at the time of, or within one-hundred eighty (180) days after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof, provided that any such Liens shall not encumber any other property of Borrower or its Restricted Subsidiaries;

           (h) Liens assumed in connection with permitted mergers and acquisitions, but only to the extent that such Liens shall secure only Funded Debt and shall not encumber any other property of Borrower or any Restricted Subsidiary;

           (i) Liens on financed property created or incurred in connection with leases, mortgages, conditional sales contracts, security interests or arrangements for the retention of title entered into by Borrower or any of its Restricted Subsidiaries to secure "industrial revenue bonds" as defined in
Section 103(b)(2) of the Code and treated as obligations described in legislation similar to the provisions of said Sections of the Code enacted in any State of the United States or Puerto Rico, which are issued to finance property useful and intended to be used in carrying on the business of Borrower or any of its Restricted Subsidiaries, provided that upon creation of any such Lien

Borrower or such Restricted Subsidiary shall incur Funded Debt secured thereby in conformity with the provisions of Section 13.1 hereof;

           (j) Liens on property or assets of a Restricted Subsidiary to secure Debt of such Restricted Subsidiary to Borrower;

           (k) Liens of CoBank, St. Paul Bank and other cooperatives, respectively, on Investments by Borrower in the stock, participation certificates, or allocated reserves of CoBank, St. Paul Bank or other cooperatives, respectively, owned by Borrower;

           (l) All precautionary filings of financing statements under the Uniform Commercial Code which cover property that is made available to or used by Borrower or any Restricted Subsidiary pursuant to the terms of an Operating Lease or Capital Lease; and

           (m) Liens securing its reimbursement obligations under any letter of credit issued in connection with the acquisition of an asset; provided that (i) the lien attaches only to such asset, and (ii) the lien is released upon satisfaction of such reimbursement obligation.

         13.4 SALE OF ASSETS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) sell, convey, assign, lease or otherwise transfer or dispose of, voluntarily, by operation of law or otherwise, any material part of its now owned or hereafter acquired assets during any twelve (12) month period commencing June 1, 1998 and each June 1 thereafter, except: (a) the sale of inventory, equipment and fixtures disposed of in the ordinary course of business, (b) the sale or other disposition of assets no longer necessary or useful for the conduct of its business, and (c) leases of assets to an entity in which Borrower has at least a fifty-percent (50%) interest in ownership, profits, and governance. For purposes of this Section, "material part" shall mean ten percent (10%) or more of the lesser of the book value or the market value of the assets of Borrower or such Restricted Subsidiary as shown on the balance sheets thereof as of the May 31 immediately preceding each such twelve
(12) month measurement period.

         13.5 LIABILITIES OF OTHERS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise be or become liable, directly or indirectly (including, but not limited to, by means of a maintenance agreement, an asset or stock purchase agreement, or any other agreement designed to ensure any creditor against loss), for or on account of the obligation of any Person, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Borrower's or any Restricted Subsidiary's business, and (b) guarantees made from time to time by Borrower and its Restricted Subsidiaries in the ordinary course of their respective businesses; provided, however, that the aggregate amount of all indebtedness guaranteed under clause (b) above shall not exceed $100,000,000 in the aggregate.

         13.6 LOANS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for (a) loans to Restricted Subsidiaries, (b) trade credit extended in the ordinary course of business, (c) loans made by Borrower to its members on open account maintained by such members with Borrower or made by Borrower to its members pursuant to its Affiliate Financing CoBank Participation Program; provided that the aggregate principal amount of all such loans outstanding at any time shall not exceed $150,000,000, and (d) loans made by Fin-Ag, Inc. to agricultural producers, provided that the aggregate principal amount of all such loans outstanding at any time shall not exceed $50,000,000.

         13.7 MERGER; ACQUISITIONS; BUSINESS FORM; ETC. Borrower shall not merge (nor shall it permit any of its Restricted Subsidiaries to) or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary (other than a Restricted Subsidiary formed by Borrower) or affiliate, change its business form from a cooperative corporation, or commence operations under any other name, organization, or entity, including any joint venture; provided, however, that the foregoing shall not prevent any consolidation or merger if after giving effect thereto:

           (a) The book value of Borrower and its Subsidiaries does not increase due to all such mergers, consolidations or acquisitions by an aggregate amount in excess of $50,000,000 in any fiscal year of Borrower;

           (b) Borrower is the surviving entity; and

           (c) No Event of Default or Potential Default shall have occurred and be continuing.

         13.8 INVESTMENTS. Except for the purchase of Bank Equity Interests, Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that Borrower and the Restricted Subsidiaries may own, purchase or acquire:

           (a) commercial paper maturing not in excess of one year from the date of acquisition and rated P1 by Moody's Investors Service, Inc. or A1 by Standard & Poor's Corporation on the date of acquisition;

           (b) certificates of deposit in North American commercial banks rated C or better by Keefe, Bruyette & Woods, Inc. or 3 or better by Cates Consulting Analysts, maturing not in excess of one year from the date of acquisition;

           (c) obligations of the United States government or any agency thereof, the obligations of which are guaranteed by the United States government, maturing, in each case, not in excess of one year from the date of acquisition;

           (d) repurchase agreements of any bank or trust company incorporated under the laws of the United States of America or any state thereof and fully secured by a pledge of obligations issued or fully and unconditionally guaranteed by the United States government;

           (e) Investments permitted under Sections 13.5, 13.6, and 13.9;

           (f) Investments made prior to the Closing Date in Persons, which are not Restricted Subsidiaries, identified on Exhibit 13.8 hereto as it may be supplemented (by adding or removing Persons) from time to time by Borrower;

           (g) Investments (by Borrower) in the Restricted Subsidiaries; and

           (h) Investments (by Borrower) in Subsidiaries, other than Restricted Subsidiaries, in an aggregate amount not exceeding $75,000,000.00;

           (i) Investments in the form of non-cash patronage dividends in any Person; and

           (j) Investments, in addition to those permitted by clauses (a) through (i) above, in an aggregate amount not exceeding $75,000,000.00.

         13.9 TRANSACTIONS WITH RELATED PARTIES. Borrower shall not purchase, acquire, provide, or sell any equipment, other personal property, real property or services from or to any Subsidiary (other than a Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable than would be obtained by Borrower in a comparable arm's-length transaction with an unrelated Person.

         13.10 PATRONAGE REFUNDS, ETC. Borrower shall not, directly or indirectly, in any Fiscal Year (a) declare or pay any cash patronage refunds to patrons or members which in the aggregate exceed 20% of Borrower's consolidated net patronage income for the Fiscal Year of Borrower preceding the Fiscal Year in which such patronage refunds are to be paid, (b) directly or indirectly redeem or otherwise retire its equity, or (c) make any cash distributions of any kind or character in respect of its equity, unless, in the case of (a), (b), or
(c), (i) at the time of taking such action no Event of Default or Potential Default exists hereunder and (ii) after giving effect thereto no Event of Default or Potential Default would exist hereunder.

         13.11 CHANGE IN FISCAL YEAR. Borrower shall not change its Fiscal Year from a year ending on August 31 unless required to do so by the Internal Revenue Service, in which case Borrower agrees to such amendment of the terms Fiscal Quarter and Fiscal Year, as used herein, as the Administrative Agent reasonably deems necessary.

ARTICLE 14.  INDEMNIFICATION

         14.1 GENERAL; STAMP TAXES; INTANGIBLES TAX. Borrower agrees to indemnify and hold the Administrative Agent and each Syndication Party and their directors, officers, employees, agents, professional advisers and representatives ("INDEMNIFIED PARTIES") harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Administrative Agent or any other Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including attorneys' fees incurred by any Indemnified Party, arising out of or resulting from: (a) the material inaccuracy of any representation or warranty of or with respect to Borrower in this Credit Agreement or the other Loan Documents; (b) the material failure of Borrower to perform or comply with any covenant or obligation of Borrower under this Credit Agreement or the other Loan Documents; or (c) the exercise by the Administrative Agent of any right or remedy set forth in this Credit Agreement or the other Loan Documents, provided that Borrower shall have no obligation to indemnify any Indemnified Party against claims, damages, losses, liabilities, costs or expenses to the extent that a court of competent jurisdiction renders a final non-appealable determination that the foregoing are solely the result of the willful misconduct or gross negligence of such Indemnified Party. In addition, Borrower agrees to indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Administrative Agent or any other Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including attorneys' fees incurred by any Indemnified Party, arising out of or resulting from the imposition or nonpayment by Borrower of any stamp tax, intangibles tax, or similar tax imposed by any state, including any amounts owing by virtue of the assertion that the property valuation used to calculate any such tax was understated. Borrower shall have the right to assume the defense of any claim as would give rise to Borrower's indemnification obligation under this Section with counsel of Borrower's choosing so long as such defense is being diligently and properly conducted and Borrower shall establish to the Indemnified Party's satisfaction that the amount of such claims are not, and will not be, material in comparison to the liquid and unrestricted assets of Borrower available to respond to any award which may be granted on account of such claim. So long as the conditions of the preceding sentence are met, Indemnified Party shall have no further right to reimbursement of attorneys' fees incurred thereafter. The obligation to indemnify set forth in this Section shall survive the termination of this Credit Agreement and other covenants.

         14.2 INDEMNIFICATION RELATING TO HAZARDOUS SUBSTANCES. Borrower shall not locate, produce, treat, transport, incorporate, discharge, emit, release, deposit or dispose of any Hazardous Substance in, upon, under, over or from any property owned or held by Borrower, except in accordance with all Environmental Regulations; Borrower shall not permit any Hazardous Substance to be located, produced, treated, transported, incorporated, discharged, emitted, released, deposited, disposed of or to escape in, upon, under, over or from any property owned or held by Borrower, except in accordance with

Environmental Regulations; and Borrower shall comply with all Environmental Regulations which are applicable to such property. Borrower shall indemnify the Indemnified Parties against, and shall reimburse the Indemnified Parties for, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses, including court costs and attorneys' fees incurred by the Indemnified Parties (prior to trial, at trial and on appeal) in any action against or involving the Indemnified Parties, resulting from any breach of the foregoing covenants in this Section or the covenants in Section 12.6 hereof, or from the discovery of any Hazardous Substance in, upon, under or over, or emanating from, such property, it being the intent of Borrower and the Indemnified Parties that the Indemnified Parties shall have no liability or responsibility for damage or injury to human health, the environmental or natural resources caused by, for abatement and/or clean-up of, or otherwise with respect to, Hazardous Substances as the result of the Administrative Agent or any Syndication Party exercising any of its rights or remedies with respect thereto, including but not limited to becoming the owner thereof by foreclosure or conveyance in lieu of foreclosure of a judgment lien; provided that such indemnification as it applies to the exercise by the Administrative Agent or any Syndication Party of its rights or remedies with respect to the Loan Documents shall not apply to claims arising solely with respect to Hazardous Substances brought onto such property by the Administrative Agent or such Syndication Party while engaged in activities other than operations substantially the same as the operations previously conducted on such property by Borrower. The foregoing covenants of this Section shall be deemed continuing covenants for the benefit of the Indemnified Parties, and any successors and assigns of the Indemnified Parties, including but not limited to, any transferee of the title of the Administrative Agent or any Syndication Party or any subsequent owner of the property, and shall survive the satisfaction or release of any lien, any foreclosure of any lien and/or any acquisition of title to the property or any part thereof by the Administrative Agent or any Syndication Party, or anyone claiming by, through or under the Administrative Agent or any Syndication Party or Borrower by deed in lieu of foreclosure or otherwise. Any amounts covered by the foregoing indemnification shall bear interest from the date incurred at the Default Interest Rate, shall be payable on demand, and shall be secured by the Security Documents. The indemnification and covenants of this Section shall survive the termination of this Credit Agreement and other covenants.

ARTICLE 15.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         15.1 EVENTS OF DEFAULT. The occurrence of any of the following events (each an "EVENT OF DEFAULT") shall, at the option of the Administrative Agent, make the entire Bank Debt immediately due and payable (provided, that in the case of an Event of Default under Subsection 15.1(f) all amounts owing under the Notes and the other Loan Documents shall automatically and immediately become due and payable without any action by or on behalf of the Administrative Agent), and the Administrative Agent may exercise all rights and remedies for the collection of any amounts outstanding hereunder and take whatever action it deems necessary to secure itself, all without notice of


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


default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

           (a) Failure of Borrower to pay (i) when due, whether by acceleration or otherwise, any principal in accordance with this Credit Agreement or the other Loan Documents, or (ii) within five (5) days of the date when due, whether by acceleration or otherwise, any interest or amounts other than principal in accordance with this Credit Agreement or the other Loan Documents.

           (b) Any representation or warranty set forth in any Loan Document, any Borrowing Notice, any financial statements or reports or projections or forecasts, or in connection with any transaction contemplated by any such document, shall prove in any material respect to have been false or misleading when made or furnished by Borrower.

           (c) Any default by Borrower in the performance or compliance with the covenants, promises, conditions or provisions of Sections 12.3, 12.8, 12.11, 12.15, 13.1, 13.3, 13.4, 13.5, 13.7, or 13.10 of this Credit Agreement; provided that a default under Subsection 12.15.1 hereof shall not constitute an Event of Default nor a Potential Default if Borrower is in compliance with such Subsection within five (5) Banking Days after the earlier of (i) the date on which Borrower discovers that it is not in compliance with such test, or (ii) the date by which Borrower is required by Subsections 12.2.1 or 12.2.2 hereof to provide quarterly or year-end financial statements and/or Compliance Certificates to the Administrative Agent.

           (d) Any default by Borrower in the performance or compliance with the covenants, promises, conditions or provisions of Sections 12.2, 12.5, 12.6, 12.7, 12.9, 12.10, (except as provided in Section 15.1(e)), 12.12, 12.13, 12.14,
13.6, 13.8, 13.9, or 13.11 of this Credit Agreement, and such failure continues for fifteen (15) days after Borrower learns of such failure to comply, whether by Borrower's own discovery or through notice from the Administrative Agent.

           (e) The failure of Borrower to pay when due, or failure to perform or observe any other obligation or condition with respect to any of the following obligations to any Person, beyond any period of grace under the instrument creating such obligation: (i) any indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) any obligations under leases which have or should have been characterized as Capitalized Leases, or
(iii) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or services or relating to obligations under leases which have or should have been characterized as Capitalized Leases; provided that no such failure will be deemed to be an Event of Default hereunder unless and until the aggregate amount owing under obligations with respect to which such failures have occurred and are continuing is at least $1,000,000.00.

           (f) Borrower applies for or consents to the appointment of a trustee or receiver for any part of its properties; any bankruptcy, reorganization, debt arrangement,


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


dissolution or liquidation proceeding is commenced or consented to by Borrower; or any application for appointment of a receiver or a trustee, or any proceeding for bankruptcy, reorganization, debt management or liquidation is filed for or commenced against Borrower, and is not withdrawn or dismissed within sixty (60) days thereafter.

           (g) Failure of Borrower to comply with any other provision of this Credit Agreement or the other Loan Documents not constituting an Event of Default under any of the preceding subparagraphs of this Section 15.1, and such failure continues for thirty (30) days after Borrower learns of such failure to comply, whether by Borrower's own discovery or through notice from the Administrative Agent.

           (h) The entry of one or more judgments in an aggregate amount in excess of $5,000,000.00 against Borrower not stayed, discharged or paid within thirty (30) days after entry.

           (i) The occurrence of an "Event of Default" under the Term Loan Credit Agreement.

         15.2 NO ADVANCE. The Syndication Parties shall have no obligation to make any Advance or issue any Letter of Credit if a Potential Default or an Event of Default shall occur and be continuing.

         15.3 RIGHTS AND REMEDIES. In addition to the remedies set forth in
Section 15.1 and 15.2 hereof, upon the occurrence of an Event of Default, the Administrative Agent shall be entitled to exercise all the rights and remedies provided in the Loan Documents and by any applicable law. Each and every right or remedy granted to the Administrative Agent pursuant to this Credit Agreement and the other Loan Documents, or allowed the Administrative Agent by law or equity, shall be cumulative. Failure or delay on the part of the Administrative Agent to exercise any such right or remedy shall not operate as a waiver thereof. Any single or partial exercise by the Administrative Agent of any such right or remedy shall not preclude any future exercise thereof or the exercise of any other right or remedy.

ARTICLE 16.  AGENCY AGREEMENT

         16.1 FUNDING OF SYNDICATION INTEREST. Each Syndication Party, severally but not jointly, hereby irrevocably agrees to fund its Funding Share of the Advances ("ADVANCE PAYMENT") as determined pursuant to the terms and conditions contained herein and in particular, Articles 2, 3, and 4 hereof. Each Syndication Party's interest ("SYNDICATION INTEREST") in each Advance hereunder shall be without recourse to the Administrative Agent or any other Syndication Party and shall not be construed as a loan from any Syndication Party to the Administrative Agent or any other Syndication Party.

         16.2 SYNDICATION PARTIES' OBLIGATIONS TO REMIT FUNDS. Each Syndication Party agrees to remit its Funding Share to the Administrative Agent as, and within the


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


time deadlines ("SYNDICATION PARTY ADVANCE DATE"), required in this Credit Agreement. Unless the Administrative Agent shall have received notice from a Syndication Party prior to the date on which such Syndication Party is to provide funds to the Administrative Agent for an Advance to be made by such Syndication Party that such Syndication Party will not make available to the Administrative Agent such funds, the Administrative Agent may assume that such Syndication Party has made such funds available to the Administrative Agent on the date of such Advance in accordance with the terms of this Credit Agreement and the Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent such Syndication Party shall not have made such funds available to the Administrative Agent by 2:00 P.M. (Central time) on the Banking Day due, such Syndication Party agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the Banking Day such amount is repaid to the Administrative Agent (assuming payment is received by the Administrative Agent at or prior to 2:00 P.M. (Central time), and until the next Banking Day if payment is not received until after 2:00 P.M.), at the customary rate set by the Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Base Rate. If such Syndication Party shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Syndication Party's Advance for purposes of this Credit Agreement. If such Syndication Party does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Administrative Agent with the interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to the Administrative Agent, at the rate of interest applicable at the time to such Advance.

         16.3 NOTICES TO ADMINISTRATIVE AGENT. On or prior to 3:00 P.M. (Central time) on each Banking Day, each Syndication Party will notify the Administrative Agent of each Negotiated Letter of Credit issued by such Syndication Party on such day, and all payments on, reimbursements made to such Syndication Party, or terminations of Negotiated Letters of Credit on such Day.

         16.4 SYNDICATION PARTY'S FAILURE TO REMIT FUNDS. If a Syndication Party ("DELINQUENT SYNDICATION PARTY") fails to remit (a) its Funding Share, (b) its 364-Day Bid Advance, or (c) its 5-Year Bid Advance, in full by the date and time required (the unpaid amount of any such payment being hereinafter referred to as the "DELINQUENT AMOUNT"), in addition to any other remedies available hereunder, any other Syndication Party or Syndication Parties may, but shall not be obligated to, advance the Delinquent Amount (the Syndication Party or Syndication Parties which advance such Delinquent Amount are referred to as the "CONTRIBUTING SYNDICATION PARTIES"), in which case (a) the Delinquent Amount which any Contributing Syndication Party advances shall be treated as a loan to the Delinquent Syndication Party and shall not be counted in


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


determining the Individual Outstanding 364-Day Obligations or Individual Outstanding 5-Year Obligations, as applicable, of any Contributing Syndication Party, and (b) the Delinquent Syndication Party shall be obligated to pay to the Administrative Agent, for the account of the Contributing Syndication Parties, interest on the Delinquent Amount at a rate of interest equal to the rate of interest which Borrower is obligated to pay on the Delinquent Amount plus 200 basis points ("DELINQUENCY INTEREST") until the Delinquent Syndication Party remits the full Delinquent Amount and remits all Delinquency Interest to the Administrative Agent, which will distribute such payments to the Contributing Syndication Parties (pro rata based on the amount of the Delinquent Amount which each of them (if more than one) advanced) on the same Banking Day as such payments are received by the Administrative Agent if received no later than 11:00 A.M. Central time or the next Banking Day if received by the Administrative Agent thereafter. In addition, the Contributing Syndication Parties shall be entitled to share, on the same pro rata basis, and the Administrative Agent shall pay over to them, for application against Delinquency Interest and the Delinquent Amount, the Delinquent Syndication Party's Payment Distribution and any fee distributions or distributions made under Section 16.11 hereof until the Delinquent Amount and all Delinquency Interest have been paid in full. For voting purposes the Administrative Agent shall readjust the Individual Commitments of such Delinquent Syndication Party and the Contributing Syndication Parties from time to time first to reflect the advance of the Delinquent Amount by the Contributing Syndication Parties, and then to reflect the full or partial reimbursement to the Contributing Syndication Parties of such Delinquent Amount. As between the Delinquent Syndication Party and the Contributing Syndication Parties, the Delinquent Syndication Party's interest in its Notes shall be deemed to have been partially assigned to the Contributing Syndication Parties in the amount of the Delinquent Amount and Delinquency Interest owing to the Contributing Syndication Parties from time to time. This Section shall also be applicable to Advances funded by the Administrative Agent
(y) under Section 4.8 hereof, in which case the Administrative Agent, in its capacity as such, shall be deemed to be the Contributing Syndication Party, and
(z) under Section 4.9 hereof, in which case the Administrative Agent, in its capacity as such, shall be deemed to be the Contributing Syndication Party and the Overnight Lender shall be deemed to be the Delinquent Syndication Party. For the purposes of calculating interest owed by a Delinquent Syndication Party, payments received on other than a Banking Day shall be deemed to have been received on the next Banking Day, and payments received after 2:00 P.M. (Central time) shall be deemed to have been received on the next Banking Day.

         16.5 AGENCY APPOINTMENT. Each of the Syndication Parties hereby designates and appoints the Administrative Agent to act as agent to service and collect the Loans and its respective Notes and to take such action on behalf of such Syndication Party with respect to the Loans and such Notes, and to execute such powers and to perform such duties, as specifically delegated or required herein, as well as to exercise such powers and to perform such duties as are reasonably incident thereto, and to receive and benefit from such fees and indemnifications as are provided for or set forth herein, until such time as a successor is appointed and qualified to act as the Administrative Agent.


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


         16.6 POWER AND AUTHORITY OF THE ADMINISTRATIVE AGENT. Without limiting the generality of the power and authority vested in the Administrative Agent pursuant to Section 16.5 hereof, the power and authority vested in the Administrative Agent includes, but is not limited to, the following:

               16.6.1 ADVICE. To solicit the advice and assistance of each of the Syndication Parties concerning the administration of the Loans and the exercise by the Administrative Agent of its various rights, remedies, powers, and discretions with respect thereto. As to any matters not expressly provided for by this Credit Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by all of the Syndication Parties, the Required Lenders, or Super Majority Lenders, as the case may be, and any action taken or failure to act pursuant thereto shall be binding on all of the Syndication Parties and the Administrative Agent.

               16.6.2 DOCUMENTS. To execute, seal, acknowledge, and deliver as the Administrative Agent, all such instruments as may be appropriate in connection with the administration of the Loans and the exercise by the Administrative Agent of its various rights with respect thereto.

               16.6.3 PROCEEDINGS. To initiate, prosecute, defend, and to participate in, actions and proceedings in its name as the Administrative Agent for the ratable benefit of the Syndication Parties.

               16.6.4 RETAIN PROFESSIONALS. To retain attorneys, accountants, and other professionals to provide advice and professional services to the Administrative Agent, with their fees and expenses reimbursable to the Administrative Agent by Syndication Parties pursuant to Section 16.18 hereof.

               16.6.5 INCIDENTAL POWERS. To exercise powers reasonably incident to the Administrative Agent's discharge of its duties enumerated in Section 16.7 hereof.

         16.7 DUTIES OF THE ADMINISTRATIVE AGENT. The duties of the Administrative Agent hereunder shall consist of the following:

               16.7.1 POSSESSION OF DOCUMENTS. To safekeep one original of each of the Loan Documents other than the Notes (which will be in the possession of the Syndication Party named as payee therein).

               16.7.2 DISTRIBUTE PAYMENTS. To receive and distribute to the Syndication Parties payments made by Borrower pursuant to the Loan Documents, as provided herein.

               16.7.3 LOAN ADMINISTRATION. Subject to the provisions of Section
16.9 hereof, to, on behalf of and for the ratable benefit of all Syndication Parties, in accordance with customary banking practices, exercise all rights, powers,


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


privileges, and discretion to which the Administrative Agent is entitled to administer the Loans, including, without limitation: (a) monitor all borrowing activity, issuances of Letters of Credit, Individual Commitment balances, and maturity dates of all LIBO Rate Loans; (b) prepare and provide to Borrower by 4:00 P.M. (Central time) of each Banking Day a report detailing all outstanding Advances and the Individual 364-Day Lending Capacity and Individual 5-Year Lending Capacity of each Syndication Party; (c) monitor and report Credit Agreement and covenant compliance, and coordinate required credit actions by the Syndication Parties; (d) manage the process for future waivers and amendments if modifications to the Credit Agreement are required; and (e) administer, record, and process all assignments to be made for the current and future Syndication Parties.

               16.7.4 DETERMINATION OF INDIVIDUAL LENDING CAPACITY AND INDIVIDUAL PRO RATA SHARES. The Administrative Agent shall (a) on or before 10:00 A.M. and again at 12:30 P.M. (Central time) on each Banking Day calculate the respective Individual 364-Day Lending Capacity and the respective Individual 5-Year Lending Capacity of each Syndication Party, which 10:00 A.M. calculation shall be in effect until 12:30 P.M. of the same Banking Day and which 12:30 P.M. calculation shall be in effect until 10:00 A.M. of the next succeeding Banking Day; and (b) on or before 12:00 noon (Central time) on each Banking Day calculate the respective Individual 364-Day Pro Rata Share and the respective Individual 5-Year Pro Rata Share of each Syndication Party, which calculation shall be in effect until 12:00 noon of the next succeeding Banking Day.

               16.7.5 ACTION UPON DEFAULT. Each Syndication Party agrees that upon its learning of any facts which would constitute a Potential Default or Event of Default, it shall promptly notify the Administrative Agent by a writing designated as a notice of default specifying in detail the nature of such facts and default, and the Administrative Agent shall promptly send a copy of such notice to all other Syndication Parties. The Administrative Agent shall be entitled to assume that no Event of Default or Potential Default has occurred or is continuing unless an officer thereof primarily responsible for the Administrative Agent's duties as such with respect to the Loans or primarily responsible for the credit relationship between the Administrative Agent and Borrower has actual knowledge of facts which would result in or constitute a Potential Default or Event of Default, or has received written notice from Borrower of such fact, or has received written notice of default from a Syndication Party. In the event the Administrative Agent has obtained actual knowledge (in the manner described above) or received written notice of the occurrence of a Potential Default or Event of Default as provided in the preceding sentences, the Administrative Agent may, but is not required to exercise or refrain from exercising any rights which may be available under the Loan Documents or at law on account of such occurrence and shall be entitled to use its discretion with respect to exercising or refraining from exercising any such rights, unless and until the Administrative Agent has received specific written instruction from the Required Lenders to refrain from exercising such rights or to take specific designated action, in which case it shall follow such instruction; provided that the


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


Administrative Agent shall not be required to take any action which will subject it to personal liability, or which is or may be contrary to any provision of the Loan Documents or applicable law. The Administrative Agent shall not be subject to any liability by reason of its acting or refraining from acting pursuant to any such instruction.

               16.7.6 INDEMNIFICATION AS CONDITION TO ACTION. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Syndication Parties under Section 16.19 hereof in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         16.8 BID AGENT'S APPOINTMENT, POWER, AUTHORITY, DUTIES AND RESIGNATION OR REMOVAL. Each of the Syndication Parties hereby designates and appoints the Bid Agent to act as such and to take such action on behalf of such Syndication Party with respect to the acceptance and processing of Bid Requests and Bids as provided herein, as well as to exercise such powers and to perform such duties as are reasonably incident thereto, and to receive and benefit from such fees and indemnifications as are provided for or set forth herein, until such time as a successor is appointed and qualified to act as the Bid Agent. The Bid Agent shall have such duties as specified in this Credit Agreement. The resignation, removal, and designation of a successor for, the Bid Agent shall be in accordance with the procedures set forth in Section 16.22 hereof with respect to the Administrative Agent.

         16.9 CONSENT REQUIRED FOR CERTAIN ACTIONS. Notwithstanding the fact that this Credit Agreement may otherwise provide that the Administrative Agent may act at its discretion, the Administrative Agent may not take any of the following actions (nor may the Syndication Parties take the action described in Subsection 16.9.1(c)) with respect to, or under, the Loan Documents without the prior written consent, given after notification by the Administrative Agent of its intention to take any such action (or notification by such Syndication Parties as are proposing the action described in Subsection 16.9.1(c) of their intention to do so), of:

               16.9.1 UNANIMOUS. Each of the Syndication Parties holding an Individual 364-Day Commitment or an Individual 5-Year Commitment, as applicable, before:

                        (a) Agreeing to an increase in the Aggregate 364-Day Commitment or the Aggregate 5-Year Commitment, as applicable, or an extension of the 364-Day Maturity Date or the 5-Year Maturity Date, as applicable;

                        (b) Agreeing to a reduction in the amount, or to a delay in the due date, of any payment by Borrower of interest, principal, or fees with respect to the 364-Day Facility or the 5-Year Facility, as applicable; provided, however, this


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restriction shall not apply to a delay in payment granted by the Administrative
Agent in the ordinary course of administration of the Loans and the exercise of reasonable judgment, so long as such payment delay does not exceed five (5) days;

                        (c) Reducing the voting rights percentage set forth in this Subsection 16.9.1; or

                        (d) Agreeing to waive any material provisions of this Credit Agreement relating to the 364-Day Facility or the 5-Year Facility, as applicable.

               16.9.2 REQUIRED LENDERS. The Required Lenders before:

                        (a) Consenting to any action, amendment, or granting any waiver with respect to either the 364-Day Facility or the 5-Year Facility, not covered in Subsection 16.9.1; or

                        (b) Agreeing to amend Article 16 of this Credit Agreement (other than Subsection 16.9.1(c)).

               16.9.3 ACTION WITHOUT VOTE. Notwithstanding any other provisions of this Section, the Administrative Agent may take the following actions without obtaining the consent of the Syndication Parties:

                        (a) Determining (i) whether the conditions to an Advance have been met, and (ii) the amount of such Advance;

                        (b) Determining whether the Bid Advance conditions and procedures as set forth in Article 4 hereof have been properly satisfied.

If no written consent or denial is received from a Syndication Party within five
(5) Banking Days after written notice of any proposed action as described in this Section is delivered to such Syndication Party by the Administrative Agent, such Syndication Party shall be conclusively deemed to have consented thereto for the purposes of this Section.

         16.10 DISTRIBUTION OF PRINCIPAL AND INTEREST. The Administrative Agent will receive and accept all payments (including prepayments) of principal and interest made by Borrower on the Loans and the Notes and will hold all such payments in trust for the benefit of all present and future Syndication Parties, and, if requested in writing by the Required Lenders, in an account segregated from the Administrative Agent's other funds and accounts ("PAYMENT ACCOUNT"). After the receipt by the Administrative Agent of any payment representing interest or principal on the Loans, the Administrative Agent shall remit to each Syndication Party its share of such payment as provided in Article 7 hereof, ("PAYMENT DISTRIBUTION") no later than 3:00 P.M. (Central time) on the same Banking Day as such payment is received by the Administrative Agent if received no later than 1:00 P.M. (Central time) or the next Banking Day if received by the


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Administrative Agent thereafter. Any Syndication Party's rights to its Payment
Distribution shall be subject to the rights of any Contributing Syndication Parties to such amounts as set forth in Section 16.4 hereof.

         16.11 DISTRIBUTION OF CERTAIN AMOUNTS. The Administrative Agent shall
(a) receive and hold in trust for the benefit of all present and future Syndication Parties, in the Payment Account and, if requested in writing by the Required Lenders, segregated from the Administrative Agent's other funds and accounts and (b) shall remit to the Syndication Parties, as indicated, the amounts described below:

               16.11.1 FUNDING LOSSES. To each Syndication Party the amount of any Funding Losses paid by Borrower to the Administrative Agent in connection with a prepayment of any portion of a LIBO Rate Loan or a Bid Loan, in accordance with the Funding Loss Notice such Syndication Party provided to the Administrative Agent, no later than 3:00 P.M. (Central time) on the same Banking Day that payment of such Funding Losses is received by the Administrative Agent, if received no later than 1:00 P.M. (Central time), or the next Banking Day if received by the Administrative Agent thereafter.

               16.11.2 FEES. To each Syndication Party its share of any 364-Day Facility Fees and 5-Year Facility Fees paid by Borrower to the Administrative Agent, no later than 3:00 P.M. (Central time) on the same Banking Day that payment of such fees is received by the Administrative Agent, if received no later than 1:00 P.M. (Central time), or the next Banking Day if received by the Administrative Agent thereafter.

         16.12 POSSESSION OF LOAN DOCUMENTS. The Loan Documents (other than the Notes) shall be held by the Administrative Agent in its name, for the ratable benefit of itself and the other Syndication Parties without preference or priority.

         16.13 COLLATERAL APPLICATION. The Syndication Parties shall have no interest in any other loans made to Borrower by any other Syndication Party other than the Loans, or in any property taken as security for any other loan or loans made to Borrower by any other Syndication Party, or in any property now or hereinafter in the possession or control of any other Syndication Party, which may be or become security for the Loans solely by reason of the provisions of a security instrument that would cause such security instrument and the property covered thereby to secure generally all indebtedness owing by Borrower to such other Syndication Party. Notwithstanding the foregoing, to the extent such other Syndication Party applies such funds or the proceeds of such property to reduction of the Loans, such other Syndication Party shall share such funds or proceeds with all Syndication Parties according to their respective Individual Commitments. In the event that any Syndication Party shall obtain payment, whether partial or full, from any source in respect of the Loans, including without limitation payment by reason of the exercise of a right of offset, banker's lien, general lien, or counterclaim, such Syndication Party shall promptly make such adjustments (which may include payment in cash or the purchase of further syndications or participations in the Loans) to the end that such excess payment shall be shared with all other Syndication


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Parties in accordance with their respective Individual Commitments.
Notwithstanding any of the foregoing provisions of this Section or Article 9 hereof: (a) no Syndication Party other than CoBank shall have any right to, or to the proceeds of, or any right to the application to any amount owing to such Syndication Party hereunder of any the proceeds of, any Bank Equity Interests issued to Borrower by CoBank or on account of any statutory lien held by CoBank on such Bank Equity Interests, and (b) no Syndication Party other than St. Paul Bank shall have any right to, or to the proceeds of, or any right to the application to any amount owing to such Syndication Party hereunder of any the proceeds of, any Bank Equity Interests issued to Borrower by St. Paul Bank or on account of any statutory lien held by St. Paul Bank on such Bank Equity Interests.

         16.14 AMOUNTS REQUIRED TO BE RETURNED. If the Administrative Agent makes any payment to a Syndication Party in anticipation of the receipt of final funds from Borrower, and such funds are not received from Borrower, or if excess funds are paid by the Administrative Agent to any Syndication Party as the result of a miscalculation by the Administrative Agent, then such Syndication Party shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent any such amounts, plus interest thereon (from the day such amounts were transferred by the Administrative Agent to the Syndication Party to, but not including, the day such amounts are returned by Syndication Party) at a rate per annum equal to the customary rate set by the Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Base Rate. If the Administrative Agent is required at any time to return to Borrower or a trustee, receiver, liquidator, custodian, or similar official any portion of the payments made by Borrower to the Administrative Agent, whether pursuant to any bankruptcy or insolvency law or otherwise, then each Syndication Party shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent any such payments transferred to such Syndication Party by the Administrative Agent but without interest or penalty (unless the Administrative Agent is required to pay interest or penalty on such amounts to the person recovering such payments).

         16.15 REPORTS AND INFORMATION TO SYNDICATION PARTIES. The Administrative Agent shall use reasonable efforts to provide to Syndication Parties, as soon as practicable after actual knowledge thereof is acquired by an officer thereof primarily responsible for the Administrative Agent's duties as such with respect to the Loans or primarily responsible for the credit relationship between the Administrative Agent and Borrower, any material factual information which has a material adverse effect on the creditworthiness of Borrower and Borrower hereby authorizes such disclosure by the Administrative Agent to the Syndication Parties (and by the Syndication Parties to any of their participants). Failure of the Administrative Agent to provide the information referred to in this Section or in Subsection 16.7.5 hereof shall not result in any liability upon, or right to make a claim against, the Administrative Agent except where a court of competent jurisdiction renders a final non-appealable determination that such failure is a result of the willful misconduct or gross negligence of the Administrative Agent. Syndication Parties acknowledge and agree that all information and reports received pursuant to this Credit Agreement will be received in confidence in connection with


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their Syndication Interest, and that such information and reports constitute confidential information and shall not, without the prior written consent of the Administrative Agent or Borrower, as applicable, be (x) disclosed to any third party (other than the Administrative Agent, another Syndication Party or potential Syndication Party, or a participant or potential participant in the interest of a Syndication Party, which disclosure is hereby approved by Borrower), except pursuant to appropriate legal or regulatory process, or (y) used by the Syndication Party except in connection with the Loans and its Syndication Interest.

         16.16 STANDARD OF CARE. the Administrative Agent shall not be liable to Syndication Parties for any error in judgment or for any action taken or not taken by the Administrative Agent or its agents, except for its gross negligence or willful misconduct. Subject to the preceding sentence, the Administrative Agent will exercise the same care in administering the Loans and the Loan Documents as it exercises for similar loans which it holds for its own account and risk, and the Administrative Agent shall not have any further responsibility to the Syndication Parties. Without limiting the foregoing, the Administrative Agent may rely on the advice of counsel concerning legal matters and on any written document it believes to be genuine and correct and to have been signed or sent by the proper Person or Persons.

         16.17 NO TRUST RELATIONSHIP. Neither the execution of this Credit Agreement, nor the sharing in the Loans, nor the holding of the Loan Documents in its name by the Administrative Agent, nor the management and administration of the Loans and Loan Documents by the Administrative Agent (including the obligation to hold certain payments and proceeds in the Payment Account in trust for the Syndication Parties), nor any other right, duty or obligation of the Administrative Agent under or pursuant to this Credit Agreement is intended to be or create, and none of the foregoing shall be construed to be or create, any express, implied or constructive trust relationship between the Administrative Agent and any Syndication Party. Each Syndication Party hereby agrees and stipulates that the Administrative Agent is not acting as trustee for such Syndication Party with respect to the Loans, this Credit Agreement, or any aspect of either, or in any other respect.

         16.18 SHARING OF COSTS AND EXPENSES. To the extent not paid by Borrower, each Syndication Party will promptly upon demand reimburse the Administrative Agent for its proportionate share (based on the ratio of the total of its Individual Commitments to the sum of the Aggregate 364-Day Commitment and the Aggregate 5-Year Commitment), for all reasonable costs, disbursements, and expenses incurred by the Administrative Agent on or after the date of this Credit Agreement for legal, accounting, consulting, and other services rendered to the Administrative Agent in its role as the Administrative Agent in the administration of the Loans, interpreting the Loan Documents, and protecting, enforcing, or otherwise exercising any rights, both before and after default by Borrower under the Loan Documents, and including, without limitation, all costs and expenses incurred in connection with any bankruptcy proceedings; provided, however, that the costs and expenses to be shared in accordance with this Section shall not include any costs or expenses incurred by the Administrative


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Agent solely as a Syndication Party in connection with the Loans, nor to the
Administrative Agent's internal costs and expenses.

         16.19 SYNDICATION PARTIES' INDEMNIFICATION OF THE ADMINISTRATIVE AGENT. Each of the Syndication Parties agree to indemnify the Administrative Agent, including any Successor Agent, and the Bid Agent, and their respective directors, officers, employees, agents, professional advisers and representatives ("INDEMNIFIED AGENCY PARTIES"), (to the extent not reimbursed by Borrower, and without in any way limiting the obligation of Borrower to do so), ratably (based on the ratio of the total of its Individual Commitments to the sum of the Aggregate 364-Day Commitment and the Aggregate 5-Year Commitment), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans and/or the expiration or termination of this Credit Agreement) be imposed on, incurred by or asserted against the Administrative Agent or the Bid Agent (or any of the Indemnified Agency Parties while acting for the Administrative Agent or for any Successor Agent) in any way relating to or arising out of this Credit Agreement or the Loan Documents, or the performance of the duties of the Administrative Agent or the Bid Agent hereunder or thereunder or any action taken or omitted while acting in the capacity of the Administrative Agent or the Bid Agent under or in connection with any of the foregoing; provided that the Syndication Parties shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Indemnified Agency Party to the extent that any of the forgoing result from the gross negligence or willful misconduct of that Indemnified Agency Party as determined by a court of competent jurisdiction. The agreements and obligations in this Section shall survive the payment of the Loans and the expiration or termination of this Credit Agreement.

         16.20 BOOKS AND RECORDS. The Administrative Agent shall maintain such books of account and records relating to the Loans as it maintains with respect to other loans of similar type and amount, and which shall clearly and accurately reflect the Syndication Interest of each Syndication Party. Syndication Parties, or their agents, may inspect such books of account and records at all reasonable times during the Administrative Agent's regular business hours.

         16.21 ADMINISTRATIVE AGENT FEE. CoBank and any Successor Agent shall be entitled to the Administrative Agent Fee for acting as the Administrative Agent. In the event the Successor Agent is contractually entitled to an additional fee, each Syndication Party will be responsible for its proportionate share (based on the ratio of the total of its Individual Commitments to the sum of the Aggregate 364-Day Commitment and the Aggregate 5-Year Commitment) thereof.

         16.22 THE ADMINISTRATIVE AGENT'S RESIGNATION OR REMOVAL. The Administrative Agent may resign at any time by giving at least sixty (60) days' prior written notice of its intention to do so to each of the Syndication Parties and Borrower.


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


After the receipt of such notice, the Syndication Parties holding Individual Commitments in the aggregate at least sixty-six and two-thirds percent (66 2/3%) of the sum of the Aggregate 364-Day Commitment and the Aggregate 5-Year Commitment ("SUPER MAJORITY LENDERS") shall appoint a successor ("SUCCESSOR AGENT"). If (a) no Successor Agent shall have been so appointed which is either
(i) a Syndication Party, or (ii) if not a Syndication Party, which is a Person approved by Borrower, or (b) if such Successor Agent has not accepted such appointment, in either case within forty-five (45) days after the retiring Administrative Agent's giving of such notice of resignation, then the retiring Administrative Agent may, after consulting with, but without requiring the approval of, Borrower, appoint a Successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $250,000,000. Any Administrative Agent may be removed upon the written demand of the Super Majority Lenders, which demand shall also appoint a Successor Agent. Upon the appointment of a Successor Agent hereunder, (a) the term "Administrative Agent" shall for all purposes of this Credit Agreement thereafter mean such Successor Agent, and (b) the Successor Agent shall notify Borrower of its identity and of the information called for in Subsection 17.4.2 hereof. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, or the removal hereunder of any Administrative Agent, the provisions of this Credit Agreement shall continue to inure to the benefit of such Administrative Agent as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Credit Agreement.

         16.23 REPRESENTATIONS AND WARRANTIES OF ALL PARTIES. The Administrative Agent, the Bid Agent, and each Syndication Party represents and warrants that:
(a) the execution and delivery of, and performance of its obligations under, this Credit Agreement is within its power and has been duly authorized by all necessary corporate and other action by it; (b) this Credit Agreement is in compliance with all applicable laws and regulations promulgated under such laws and does not conflict with nor constitute a breach of its charter or by-laws nor any agreements by which it is bound, and does not violate any judgment, decree or governmental or administrative order, rule or regulation applicable to it;
(c) no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by it in connection with the execution and delivery of, and performance of its obligations under, this Credit Agreement; and (d) this Credit Agreement has been duly executed by it, and constitutes the legal, valid, and binding obligation of such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity). Each Syndication Party that is a state or national bank represents and warrants that the act of entering into and performing its obligations under this Credit Agreement has been approved by its board of directors or its loan committee and such action was duly noted in the written minutes of the meeting


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of such board or committee, and that it will furnish the Administrative Agent with a certified copy of such minutes or an excerpt therefrom reflecting such approval.

         16.24 REPRESENTATIONS AND WARRANTIES OF COBANK. Except as expressly set forth in Section 16.23 hereof, CoBank, in its role as a Syndication Party and as the Administrative Agent, makes no express or implied representation or warranty and assumes no responsibilities with respect to the due authorization, execution, or delivery of the Loan Documents; the accuracy of any information, statements, or certificates provided by Borrower, the legality, validity, or enforceability of the Loan Documents; the filing or recording of any document; the collectibility of the Loans; the performance by Borrower of any of its obligations under the Loan Documents; or the financial condition or solvency of Borrower or any other party obligated with respect to the Loans or the Loan Documents.

         16.25 SYNDICATION PARTIES' INDEPENDENT CREDIT ANALYSIS. Each Syndication Party acknowledges receipt of true and correct copies of all Loan Documents (other than any Note payable to another Syndication Party) from the Administrative Agent. Each Syndication Party agrees and represents that it has relied upon its independent review (a) of the Loan Documents, and (b) any information independently acquired by such Syndication Party from Borrower or otherwise in making its decision to acquire an interest in the Loans independently and without reliance on the Administrative Agent. Each Syndication Party represents and warrants that it has obtained such information as it deems necessary (including any information such Syndication Party independently obtained from Borrower or others) prior to making its decision to acquire an interest in the Loans. Each Syndication Party further agrees and represents that it has made its own independent analysis and appraisal of and investigation into each Borrower's authority, business, operations, financial and other condition, creditworthiness, and ability to perform its obligations under the Loan Documents and has relied on such review in making its decision to acquire an interest in the Loans. Each Syndication Party agrees that it will continue to rely solely upon its independent review of the facts and circumstances related to Borrower, and without reliance upon the Administrative Agent, in making future decisions with respect to all matters under or in connection with the Loan Documents and the Loans. The Administrative Agent assumes no responsibility for the financial condition of Borrower or for the performance of Borrower's obligations under the Loan Documents. Except as otherwise expressly provided herein, no Syndication Party shall have any duty or responsibility to furnish to any other Syndication Parties any credit or other information concerning Borrower which may come into its possession.

         16.26 NO JOINT VENTURE OR PARTNERSHIP. Neither the execution of this Credit Agreement, the sharing in the Loans, nor any agreement to share in payments or losses arising as a result of this transaction is intended to be or to create, and the foregoing shall not be construed to be, any partnership, joint venture or other joint enterprise between the Administrative Agent and any Syndication Party, nor between or among any of the Syndication Parties.


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         16.27 PURCHASE FOR OWN ACCOUNT; RESTRICTIONS ON TRANSFER;
PARTICIPATIONS. Each Syndication Party represents that it has acquired and is retaining its interest in the Loans for its own account in the ordinary course of its banking or financing business and not with a view toward the sale, distribution, further participation, or transfer thereof. Each Syndication Party other than CoBank and St. Paul Bank agrees that it will not sell, assign, convey or otherwise dispose of ("TRANSFER"), or create or permit to exist any lien or security interest on all or any part of its interest in the Loans, without the prior written consent of the Administrative Agent and Borrower (which consent will not be unreasonably withheld); provided that: (a) any such Transfer (except a Transfer to another Syndication Party or a Transfer by CoBank or by St. Paul
Bank) must be in a minimum amount of $10,000,000.00; (b) each Syndication Party must maintain an Individual Commitment of no less than $15,000,000.00, unless it Transfers its entire interest in the Loans; (c) the transferee must execute an agreement substantially in the form of Exhibit 16.27 hereto ("SYNDICATION ACQUISITION AGREEMENT") and assume all of the transferor's obligations hereunder and execute such documents as the Administrative Agent may reasonably require; and (d) the Syndication Party making such Transfer must pay the Administrative Agent an assignment fee of $3,500.00. Any Syndication Party may participate any part of its interest in the Loans to any Person with the prior written consent of the Administrative Agent and Borrower (which consent will not be unreasonably withheld), and each Syndication Party understands and agrees that in the event of any such participation: (x) its obligations hereunder will not change on account of such participation; (y) except as provided in Section 16.28 hereof, the participant will have no rights under this Credit Agreement, including, without limitation, voting rights or the right to receive payments or distributions; and (z) the Administrative Agent shall continue to deal directly with the Syndication Party with respect to the Loans (including with respect to voting rights) as though no participation had been granted and will not be obligated to deal directly with any participant. Notwithstanding any provision contained herein to the contrary, any Syndication Party may at any time pledge or assign all or any portion of its interest in the Loans to any Federal Reserve Bank in accordance with applicable law. CoBank and St. Paul Bank reserve the right to sell participations on a non-patronage basis.

         16.28 CERTAIN PARTICIPANTS' VOTING RIGHTS. All Persons which purchase a participation interest in the interest of CoBank or St. Paul Bank as a Syndication Party hereunder may, in the sole discretion of CoBank or St. Paul Bank, respectively (or as required in any agreement under which such purchase is made and governed), be allowed by CoBank or St. Paul Bank to vote, on a dollar basis, as if such participant were a Syndication Party, on any matter requiring or allowing CoBank or St. Paul Bank, as applicable, in its capacity as a Syndication Party, to provide or withhold its consent, or to otherwise vote on any proposed action.

         16.29 METHOD OF MAKING PAYMENTS. Payment and transfer of all amounts owing or to be paid or remitted hereunder, including, without limitation, payment of the Advance Payment by Syndication Parties, and distribution of principal or interest payments or fees or other amounts by the Administrative Agent, shall be by wire


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transfer in accordance with the instructions contained on Exhibit 16.29 hereto
("WIRE INSTRUCTIONS").

         16.30 EVENTS OF SYNDICATION DEFAULT/REMEDIES.

               16.30.1 SYNDICATION PARTY DEFAULT. Any of the following occurrences, failures or acts, with respect to any of the Syndication Parties shall constitute an "EVENT OF SYNDICATION DEFAULT" hereunder by such party: (a) if any representation or warranty made by such party in this Credit Agreement shall be found to have been untrue in any material respect; (b) if such party fails to make any distributions or payments required under this Credit Agreement within five (5) days of the date required; (c) if such party breaches any other covenant, agreement, or provision of this Credit Agreement which breach shall have continued uncured for a period of thirty (30) consecutive days after such breach first occurs, unless a shorter period is required to avoid prejudicing the rights and position of the other Syndication Parties; (d) if any agency having supervisory authority over such party, or any creditors thereof, shall file a petition to reorganize or liquidate such party pursuant to any applicable federal or state law or regulation and such petition shall not be discharged or denied within fifteen (15) days after the date on which it is filed; (e) if by the order of a court of competent jurisdiction or by any appropriate supervisory agency, a receiver, trustee or liquidator shall be appointed for such party or for all or any material part of its property or if such party shall be declared insolvent; or (f) if such party shall be dissolved, or shall make an assignment for the benefit of its creditors, or shall file a petition seeking to take advantage of any debtors' act, including the bankruptcy act, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or liquidator of all or any material part of its property.

               16.30.2 REMEDIES. Upon the occurrence of an Event of Syndication Default, the non-defaulting parties, acting by, or through the direction of, a simple majority (determined based on the ratio of the total of their Individual Commitments to the sum of the Aggregate 364-Day Commitment and the Aggregate 5-Year Commitment) of the non-defaulting parties, may, in addition to any other remedy specifically set forth in this Credit Agreement, have and exercise any and all remedies available generally at law or equity, including the right to damages and to specific performance.

         16.31 WITHHOLDING TAXES. Each Syndication Party represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Administrative Agent and to Borrower such forms, certifications, statements and other documents as the Administrative Agent or Borrower may request from time to time to evidence such Syndication Party's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Administrative Agent or Borrower, as the case may be, to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Syndication Party is not created or organized under the laws of the United States of America or any state thereof, such Syndication Party will furnish to the Administrative Agent and Borrower


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


IRS Form 4224 or Form 1001, or such other forms, certifications, statements or documents, duly executed and completed by such Syndication Party, as evidence of such Syndication Party's exemption from the withholding of United States tax with respect thereto. Notwithstanding anything herein to the contrary, Borrower shall not be obligated to make any payments hereunder to such Syndication Party until such Syndication Party shall have furnished to the Administrative Agent and Borrower the requested form, certification, statement or document.

         16.32 AMENDMENTS CONCERNING AGENCY FUNCTION. Neither the Administrative Agent nor the Bid Agent shall be bound by any waiver, amendment, supplement or modification of this Credit Agreement or any other Loan Document which affects its duties hereunder or thereunder unless it shall have given its prior written consent thereto.

         16.33 FURTHER ASSURANCES. The Administrative Agent and each Syndication Party agree to take whatever steps and execute such documents as may be reasonable and necessary to implement this Article 16 and to carry out fully the intent thereof.

ARTICLE 17.  MISCELLANEOUS

         17.1 COSTS AND EXPENSES. To the extent permitted by law, Borrower agrees to pay to the Administrative Agent and the Syndication Parties, on demand, all out-of-pocket costs and expenses (a) incurred by the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, and including fees and expenses incurred for consulting, appraisal, engineering, inspection, and environmental assessment services) in connection with the preparation, negotiation, and execution of the Loan Documents and the transactions contemplated thereby, and processing the Borrowing Notices; and (b) incurred by the Administrative Agent or any Syndication Party (including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent and the Syndication Parties) in connection with the enforcement or protection of the Syndication Parties' rights under the Loan Documents upon the occurrence of an Event of Default or upon the commencement of an action by Borrower against the Administrative Agent or any Syndication Party, including without limitation collection of the Loan (regardless of whether such enforcement or collection is by court action or otherwise). Borrower shall not be obligated to pay the costs or expenses of any Person whose only interest in the Loan is as a holder of a participation interest.

         17.2 SERVICE OF PROCESS AND CONSENT TO JURISDICTION. Borrower hereby agrees that any litigation with respect to this Credit Agreement or to enforce any judgment obtained against Borrower for breach of this Credit Agreement or under the Notes or other Loan Documents may be brought in the courts of the State of Colorado and in the United States District Court for the District of Colorado (if applicable subject matter jurisdictional requirements are present), as the Administrative Agent may elect; and, by execution and delivery of this Credit Agreement, Borrower irrevocably submits to such jurisdiction. With respect to litigation concerning this Credit Agreement or under the


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Notes or other Loan Documents within the jurisdiction of the courts of the State of Colorado or the United States District Court for the District of Colorado, Borrower hereby irrevocably appoints, until January 15, 2004, The Corporation Company to serve as the agent of Borrower to receive for and on behalf of Borrower at such agent's Denver, Colorado office (presently at 1675 Broadway), service of process, which service may be made by mailing a copy of any summons or other legal process to Borrower in care of such agent. Borrower agrees that Borrower shall maintain a duly appointed agent in Colorado for service of summons and other legal process as long as Borrower remains obligated under this Credit Agreement and shall keep the Administrative Agent advised in writing of the identity and location of such agent. The receipt by such agent and/or by Borrower of such summons or other legal process in any such litigation shall be deemed personal service and acceptance by Borrower for all purposes of such litigation.

         17.3 JURY WAIVER. IT IS MUTUALLY AGREED BY AND BETWEEN THE ADMINISTRATIVE AGENT, EACH SYNDICATION PARTY, AND BORROWER THAT THEY EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS.

         17.4 NOTICES. All notices, requests and demands required or permitted under the terms of this Credit Agreement shall be in writing and (a) shall be addressed as set forth below or at such other address as either party shall designate in writing, (b) shall be deemed to have been given or made: (i) if delivered personally, immediately upon delivery, (ii) if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt, (iii) if by nationally recognized overnight courier service with instructions to deliver the next Banking Day, one (1) Banking Day after sending, and (iv) if by United States Mail, certified mail, return receipt requested, five (5) days after mailing.

               17.4.1 BORROWER:

               Cenex Harvest States Cooperatives
               5500 Cenex Drive
               Inver Grove Heights, Minnesota 55077
               FAX: (612) 451-4554
               Attention: Vice President Finance

               with a copy to:


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


               Cenex Harvest States Cooperatives
               5500 Cenex Drive
               Inver Grove Heights, Minnesota 55077
               FAX: (612) 451-4554
               Attention: General Counsel

               17.4.2 ADMINISTRATIVE AGENT:

               CoBank, ACB
               5500 South Quebec Street
               Englewood, Colorado 80111
               FAX: (303) 694-5830
               Attention: Administrative Agent

               17.4.3 BID AGENT:

               CoBank, ACB
               5500 South Quebec Street
               Englewood, Colorado 80111
               FAX: (303) 740-4021
               Attention: Bid Agent

               17.4.4 CO-SYNDICATION AGENT:

               St. Paul Bank for Cooperatives
               375 Jackson Street
               St. Paul, MN 55101-1849
               FAX: (612) 282-8201
               Attention: Jeff Swanhorst, Associate Vice President

               17.4.5 SYNDICATION PARTIES:

               See signature pages hereto.

         17.5 LIABILITY OF ADMINISTRATIVE AGENT AND BID AGENT. Neither the Administrative Agent nor the Bid Agent shall have any liabilities or responsibilities to Borrower or any Subsidiary on account of the failure of any Syndication Party to perform its obligations hereunder or to any Syndication Party on account of the failure of Borrower or any Subsidiary to perform their respective obligations hereunder or under any other Loan Document.

         17.6 SUCCESSORS AND ASSIGNS. This Credit Agreement shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Bid Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all of the Syndication Parties.


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


         17.7 SEVERABILITY. The invalidity or unenforceability of any provision of this Credit Agreement or the other Loan Documents shall not affect the remaining portions of such documents or instruments; in case of such invalidity or unenforceability, such documents or instruments shall be construed as if such invalid or unenforceable provisions had not been included therein.

         17.8 ENTIRE AGREEMENT. This Credit Agreement (together with all exhibits hereto, which are incorporated herein by this reference) and the other Loan Documents represent the entire understanding of the Administrative Agent, the Bid Agent, each Syndication Party, and Borrower with respect to the subject matter hereof and shall replace and supersede any previous agreements of the parties with respect to the subject matter hereof.

         17.9 APPLICABLE LAW. To the extent not governed by federal law, this Credit Agreement and the other Loan Documents, and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the internal laws of the State of Colorado, without giving effect to any otherwise applicable rules concerning conflicts of law.

         17.10 CAPTIONS. The captions or headings in this Credit Agreement and any table of contents hereof are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Credit Agreement.

         17.11 COMPLETE AGREEMENT; AMENDMENTS. THIS CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS ARE INTENDED BY THE PARTIES HERETO TO BE A COMPLETE AND FINAL EXPRESSION OF THEIR AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. BY INITIALING IN THE MARGIN, THE ADMINISTRATIVE AGENT, THE BID AGENT, EACH SYNDICATION PARTY, AND BORROWER ACKNOWLEDGE AND AGREE THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THEM WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT. This Credit Agreement may not be modified or amended unless such modification or amendment is in writing and is signed by Borrower, the Administrative Agent, the Bid Agent, and all Syndication Parties (and each Syndication Party hereby agrees to execute any such amendment approved pursuant to Section 16.9 hereof). Borrower agrees that it shall reimburse the Administrative Agent for all fees and expenses incurred by the Administrative Agent in retaining outside legal counsel in connection with any amendment or modification to this Credit Agreement requested by Borrower.

         17.12 ADDITIONAL COSTS OF MAINTAINING LOAN. Borrower shall pay to the Administrative Agent from time to time such amounts as the Administrative Agent may determine to be necessary to compensate any Syndication Party for any increase in costs to such Syndication Party which the Administrative Agent determines, based on information presented to it by such Syndication Party, are attributable to such Syndication Party's making or maintaining an Advance hereunder or its obligation to


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


make such Advance, or any reduction in any amount receivable by such Syndication Party under this Credit Agreement or the Notes payable to it in respect to such Advance or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any change after the date of this Credit Agreement in United States federal, state, municipal, or foreign laws or regulations (including Regulation D of the Federal Reserve Board), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including such Syndication Party of or under any United States federal, state, municipal, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("REGULATORY CHANGE"), which: (a) changes the basis of taxation of any amounts payable to such Syndication Party under this Credit Agreement or the Notes payable to such Syndication Party in respect of such Advance (other than taxes imposed on the overall net income of such Syndication Party); or (b) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Syndication Party; or (c) imposes any other condition affecting this Credit Agreement or the Notes payable to such Syndication Party (or any of such extensions of credit or liabilities). The Administrative Agent will notify Borrower of any event occurring after the date of this Credit Agreement which will entitle such Syndication Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. the Administrative Agent shall include with such notice, a certificate from such Syndication Party setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by the Administrative Agent for purposes of this Section of the effect of any Regulatory Change on the costs of such Syndication Party of making or maintaining an Advance or on amounts receivable by such Syndication Party in respect of Advances, and of the additional amounts required to compensate such Syndication Party in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

         17.13 CAPITAL REQUIREMENTS. In the event that the introduction of or any change in: (a) any law or regulation; or (b) the judicial, administrative, or other governmental interpretation of any law or regulation; or (c) compliance by any Syndication Party or any corporation controlling any such Syndication Party with any guideline or request from any governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected to be maintained by such Syndication Party or any corporation controlling such Syndication Party, and such Syndication Party certifies that such increase is based in any part upon such Syndication Party's obligations hereunder with respect to the 364-Day Facility and/or the 5-Year Facility, and other similar obligations, Borrower shall pay to such Syndication Party such additional amount as shall be certified by such Syndication Party to the Administrative Agent and to Borrower to be the net present value (discounted at the Base Rate) of (a) the amount by which such increase in capital reduces the rate of return on capital which such Syndication Party could have achieved over the period remaining until the 364-Day Maturity Date or the 5-Year Maturity Date, as applicable (depending upon which Facility or Facilities such claim to increase costs is based), but for such introduction or change, (b) multiplied by the product of such Syndication Party's Individual 364-Day Pro Rata Share times the Aggregate 364-Day Commitment or such Syndication Party's Individual 5-Year Pro Rata Share times the Aggregate 5-Year Commitment, as applicable. The Administrative Agent will notify Borrower of any event occurring after the date of this Credit Agreement that will entitle any such Syndication Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and of such Syndication Party's determination to request such compensation. The Administrative Agent shall include with such notice, a certificate from such Syndication Party setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by any Syndication Party for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by any such Syndication Party and of the amount of compensation owed to any such Syndication Party under this Section shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

         17.14 REPLACEMENT NOTES. Upon receipt by Borrower of evidence satisfactory to it of: (a) the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of the agreement of the Syndication Party to which the Note was payable to indemnify Borrower, and upon surrender and cancellation of such Note, if mutilated; or (b) the assignment by any Syndication Party of its interest hereunder and the Note relating thereto, or any portion thereof, pursuant to this Credit Agreement, then Borrower will pay any unpaid principal and interest (and Funding Losses, if applicable) then or previously due and payable on such Note and will (upon delivery of such Note for cancellation, unless covered by subparagraph (a) of this Section) deliver in lieu of such Note a new Note or, in the case of an assignment of a portion of any such Syndication Party's Interest, new Notes, for any remaining balance.

         17.15 PATRONAGE PAYMENTS. Borrower acknowledges and agrees that: (a) only that portion of the Loan represented by CoBank's Individual 364-Day Pro Rata Share and/or CoBank's Individual 5-Year Pro Rata Share which is retained by CoBank for its own account is entitled to patronage distributions in accordance with CoBank's bylaws and its practices and procedures related to patronage distribution; (b) any patronage, or similar, payments to which Borrower is entitled on account its ownership of Bank Equity Interests or otherwise will not be based on any portion of CoBank's interest in the Loans in which CoBank has at any time granted a participation interest; (c) only that portion of the Loan represented by St. Paul Bank's Individual 364-Day Pro Rata Share and/or St. Paul Bank's Individual 5-Year Pro Rata Share which is retained by St. Paul Bank for its own account is entitled to patronage distributions in accordance with St. Paul Bank's bylaws and its practices and procedures related to patronage distribution; and (d) any patronage, or similar, payments to which Borrower is entitled on account its ownership of Bank Equity Interests or otherwise will not be based on any portion of St.

Paul Bank's interest in the Loans in which St. Paul Bank has at any time granted a participation interest.

         17.16 MUTUAL RELEASE. Upon full indefeasible payment and satisfaction of the Bank Debt and Notes and the other obligations contained in this Credit Agreement, the parties, including Borrower, the Administrative Agent, the Bid Agent, and each Syndication Party shall, except as provided in Article 14 hereof, thereupon automatically each be fully, finally, and forever released and discharged from any further claim, liability, or obligation in connection with the Bank Debt.

         17.17 LIBERAL CONSTRUCTION. This Credit Agreement constitutes a fully negotiated agreement between commercially sophisticated parties, each assisted by legal counsel, and shall not be construed and interpreted for or against any party hereto.

         17.18 COUNTERPARTS. This Credit Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

         17.19 CONFIDENTIALITY. Each Syndication Party shall maintain the confidential nature of, and shall not use or disclose, any of Borrower's financial information, confidential information or trade secrets without first obtaining Borrower's written consent. Nothing in this Section shall require any Syndication Party to obtain such consent after there is an Event of Default. The obligations of the Syndication Parties shall in no event apply to: (a) providing information about Borrower to any financial institution contemplated in Sections 16.7, 16.15, and 16.27 hereof or to such Syndication Party's parent holding company or any of such Syndication Party's affiliates; (b) any situation in which any Syndication Party is required by Law or required by any Governmental Authority to disclose information; (c) providing information to counsel to any Syndication Party in connection with the transactions contemplated by the Loan Documents; (d) providing information to independent auditors retained by the such Syndication Party; (e) any information that is in or becomes part of the public domain otherwise than through a wrongful act of such Syndication Party or any of its employees or agents thereof; (f) any information that is in the possession of any Syndication Party prior to receipt thereof from Borrower or any other Person known to such Syndication Party to be acting on behalf of Borrower; (g) any information that is independently developed by any Syndication Party; and (h) any information that is disclosed to any Syndication Party by a third party that has no obligation of confidentiality with respect to the information disclosed. A Syndication Party's confidentiality requirements continue after it is no longer a Syndication Party under this Credit Agreement.

         [signature pages commence with page 69]

         IN WITNESS WHEREOF, the parties have executed this Credit Agreement as of the date first above written.

                               BORROWER:

                               CENEX HARVEST STATES
                               COOPERATIVES, a cooperative corporation
                               formed under the laws of the State of
                               Minnesota


                               By: /s/ T. F. Baker
                                   ---------------------------------------
                               Name: T. F. Baker
                               Title: Executive Vice President Finance and
                               Administration

                               ADMINISTRATIVE AGENT:

                               COBANK, ACB


                               By: /s/ Greg E. Somerhalder
                                   ---------------------------------------
                               Name: Greg E. Somerhalder
                               Title: Vice President

                               BID AGENT:

                               CoBANK, ACB


                               By: /s/ Greg E. Somerhalder
                                   ---------------------------------------
                               Name: Greg E. Somerhalder
                               Title: Vice President

                               CO-SYNDICATION AGENT:

                               ST. PAUL BANK FOR COOPERATIVES


                               By: /s/ Jeff Swanhorst
                                   ---------------------------------------
                               Name: Jeff Swanhorst
                               Title: Associate Vice President

                               SYNDICATION PARTIES:

                               COBANK, ACB



                               By: /s/ Greg Somerhalder
                                   ---------------------------------------
                               Name: Greg Somerhalder
                               Title: Vice President

                               Contact Name: Greg Somerhalder
                               Title: Vice President
                               Address: 245 North Waco
                                        Wichita, KS 67202
                               Phone No.: 316/290-2052
                               Fax No.: 316/290-2006
                               Individual 364-Day Commitment: $96,666,666.64 Individual 5-Year Commitment: $48,333,333.36 Payment Instructions:
                                   CoBank, ACB
                                   ABA No.: 307088754
                                   Acct. Name: CoBank, ACB
                                   Account No.: 22274433
                                   Attn: Marshall Allen
                                   Reference: Cenex Harvest States

                               SYNDICATION PARTIES:

                               ST. PAUL BANK FOR COOPERATIVES



                               By: /s/ Jeff Swanhorst
                                   ---------------------------------------
                               Name: Jeff Swanhorst
                               Title: Associate Vice President

                               Contact Name: Jeff Swanhorst
                               Title: Associate Vice President
                               Address: 375 Jackson Street
                                        St. Paul, MN 55101-1849
                               Phone No.: 612/282-8205
                               Fax No.: 612/282-8249
                               Individual 364-Day Commitment: $43,333,333.33 Individual 5-Year Commitment: $21,666,666.67 Payment Instructions:
                                     St. Paul Bank for Cooperatives
                                     ABA No.: 296090471
                                     Acct. Name: Cenex Harvest States
                                     Account No.: 271998
                                     Reference: Scott Malm

                               SYNDICATION PARTIES:

                               CARIPLO-CASSA DI RISPARMIO DELLE PROVINCIE
                               LOMBARDE SPA



                               By: /s/ Maria Elena Greene
                                   ---------------------------------------
                               Name: Maria Elena Greene
                               Title: Asst. Treasurer


                               By: /s/ Charles W. Kennedy
                                   ---------------------------------------
                               Name: Charles W. Kennedy
                               Title: First Vice President


                               Contact Name: Anthony Giobbi
                               Title: First Vice President
                               Address: 10 East 53rd Street, 36th Floor
                                        New York, NY 10022
                               Phone No.: 212/527-8737
                               Fax No.: 212/527-8777
                               Individual 364-Day Commitment: $16,666,666.67 Individual 5-Year Commitment: $8,333,333.33 Payment Instructions:
                                   Citibank - New York
                                   ABA - 021000089
                                   For account of Cariplo - New York
                                   Account No.: 36022295
                                   Attn: M. Greene
                                   Ref: Cenex Harvest States Cooperatives

                               SYNDICATION PARTIES:

                               CREDIT AGRICOLE INDOSUEZ



                               By: /s/ K. L. Abbott
                                   ---------------------------------------
                               Name: Katherine L. Abbott
                               Title: First Vice President


                               By: /s/ Dean Balice
                                   ---------------------------------------
                               Name: Dean Balice
                               Title: Branch Manager


                               Contact Name: Theodore D. Tice
                               Title: Vice President
                               Address: 55 E. Monroe Street
                                        Chicago, IL 60603-5702
                               Phone No.: 312/917-7463
                               Fax No.: 312/372-3455
                               Individual 364-Day Commitment: $33,333,333.33 Individual 5-Year Commitment: $16,666,666.67 Payment Instructions:
                                    Citibank - New York, New York
                                    ABA - 021-000-089
                                    Acct. Name: Credit Agricole Indoseuz
                                      Chgo Branch
                                    Account No.: 36023853
                                    Swift Code: CITIUS33
                                    Ref: Cenex Harvest States

                               SYNDICATION PARTIES:

                               SUNTRUST BANK, ATLANTA



                               By: /s/ Brian M. Davis
                                   ---------------------------------------
                               Name: Brian M. Davis
                               Title: Assistant Vice President



                               By: /s/ Robert V. Honeycutt
                                   ---------------------------------------
                               Name: Robert V. Honeycutt
                               Title: Vice President


                               Contact Name: Brian M. Davis
                               Title: Assistant Vice President
                               Address: 25 Park Place
                                        Atlanta, GA 30303
                               Phone No.: 404/581-1792
                               Fax No.: 404/230-5305
                               Individual 364-Day Commitment: $16,666,666.67 Individual 5-Year Commitment: $8,333,333.33 Payment Instructions:
                                        SunTrust Bank, Atlanta
                                        ABA - 061000104
                                        Acct. Name: Corporate Banking
                                          Operations General Ledger Account
                                        Account No.: 9088000112
                                        Ref: Cenex Harvest States Cooperatives

                               SYNDICATION PARTIES:

                               BANQUE NATIONALE DE PARIS



                               By: /s/ Arnaud Collin du Bocage
                                   ---------------------------------------
                               Name: Arnaud Collin du Bocage
                               Title: Executive Vice President and General
                                 Manager


                               Contact Name: Cathleen F. Schaede
                               Title: Assistant Vice President
                               Address: 209 South LaSalle Street
                                        Chicago, IL 60604
                               Phone No.: 312/977-1383
                               Fax No.: 312/977-1380
                               Individual 364-Day Commitment: $26,666,666.67 Individual 5-Year Commitment: $13,333,333.33 Payment Instructions:
                                   Banque Nationale de Paris - New York
                                   ABA - 0260-0768-9
                                   Acct. Name: Banque Nationale de Paris
                                           - Chicago
                                   Account No.: 14119400189

                               SYNDICATION PARTIES:

                               COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEENBANK B.A. "RABOBANK NEDERLAND",
                               NEW YORK BRANCH



                               By: /s/ Hans F. Breukhoven
                                   ---------------------------------------
                               Name: Hans F. Breukhoven
                               Title: Vice President


                               By: /s/ W. Jeffrey Vollack
                                   ---------------------------------------
                               Name: W. Jeffrey Vollack
                               Title: Senior Vice President


                               Contact Name: David Nelson
                               Title: Vice President
                               Address: 300 South Wacker Drive
                                        Suite 3500
                                        Chicago, IL 60606
                               Phone No.: 312/408-8207
                               Fax No.: 312/408-8240
                               Individual 364-Day Commitment: $26,666,666.67 Individual 5-Year Commitment: $13,333,333.33 Payment Instructions:
                                    The Bank of New York
                                      (New York, NY  10167)
                                    ABA - 021 000 018
                                    Acct. Name: Rabobank Nederland
                                    Account No.: 802 6002 533
                                    Attn: Debra Rivers
                                    Ref: Cenex Harvest States

                               SYNDICATION PARTIES:

                               NATIONSBANK, N.A.



                               By: /s/ Steven O. Stoecker
                                   ---------------------------------------
                               Name: Steven O. Stoecker
                               Title:  Senior Vice President


                               Contact Name: Steven O. Stoecker
                               Title: Senior Vice President
                               Address: 14 W. 10th Street
                                        P.O. Box 419038
                                        Kansas City, MO 64105
                                         (box 464183)
                               Phone No.: 816/979-7149
                               Fax No.: 816/979-7426
                               Individual 364-Day Commitment: $36,666,666.67 Individual 5-Year Commitment: $18,333,333.33 Payment Instructions:
                                    NationsBank, N.A.
                                    ABA - 111000012
                                    Acct. Name: Corporate Funds Transfer
                                    Account No.: 1292000883
                                    Attn: Jane Mitchell
                                    Ref: Cenex Harvest States Cooperatives

                               SYNDICATION PARTIES:

                               THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO
                               BRANCH



                               By: /s/ Jeffrey R. Arnold
                                   ---------------------------------------
                               Name: Jeffrey R. Arnold
                               Title: Vice President and Manager


                               Contact Name: Peter Kline
                               Title: Assistant Vice President
                               Address: 90 South Seventh Street
                                        5100 Norwest Center
                                        Minneapolis, MN 55402
                               Phone No.: 612/333-0505
                               Fax No.: 612/333-3735

                               Loan Administration Contact Name:
                               Janice Hennig
                               Address: 227 West Monroe Street
                                        Suite 2300
                                        Chicago, Illinois 60606
                               Phone No.: 312/696-4710
                               Fax No.: 312/696-4532

                               Individual 364-Day Commitment: $16,666,666.67 Individual 5-Year Commitment: $8,333,333.33 Payment Instructions:
                                   The Federal Reserve Bank of Chicago
                                   ABA - 071002341
                                   Acct. Name: The Bank of Tokyo-
                                     Mitsubishi, Ltd.
                                   Attention: Loan Administration
                                   Ref: Cenex Harvest States Cooperatives

                               SYNDICATION PARTIES:

                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION



                               By: /s/ John W. Wenbbe
                                   ---------------------------------------
                               Name: John W. Wenbbe
                               Title: Vice President


                               Contact Name: Edward L. Cooper, III
                               Title: Vice President
                               Address: 231 South La Salle Street
                                        Chicago, IL  60697
                               Phone No.: 312/828-1273
                               Fax No.: 312/828-1974
                               Individual 364-Day Commitment: $26,666,666.67 Individual 5-Year Commitment: $13,333,333.33 Payment Instructions:
                                     Bank of America National Trust and
                                       Savings Association
                                     ABA - 071000039
                                     Acct. Name: Attention: Cash Book 418
                                       Loan Department
                                       Attention: Laura A. Ikens
                                     Ref: Cenex Harvest States Cooperatives

                               SYNDICATION PARTIES:

                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                               By: /s/ Douglas A. Lindstrom
                                   ---------------------------------------
                               Name: Douglas A. Lindstrom
                               Title: Assistant Vice President


                               Contact Name: Douglas A. Lindstrom
                               Title: Assistant Vice President
                               Address: Sixth and Marquette
                                        Minneapolis, MN  55479-0085
                               Phone No.: 612/667-5542
                               Fax No.: 612/667-4145
                               Individual 364-Day Commitment: $16,666,666.67 Individual 5-Year Commitment: $8,333,333.33 Payment Instructions:
                                        Norwest Bank Minnesota
                                        ABA - 091000019
                                        Acct. Name: Commercial Loan Clearing
                                           Account
                                        Account No.: 840165
                                        Ref: Cenex Harvest States

                               SYNDICATION PARTIES:

                               DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                               CAYMAN ISLAND BRANCH



                               By: /s/ Lynne McCarthy
                                   ---------------------------------------
                               Name: Lynne McCarthy
                               Title: Asst. Vice President


                               By: /s/ W. D. Casey
                                   ---------------------------------------
                               Name: William D. Casey
                               Title: Vice President


                               Contact Name: Mark Connelly
                               Title: Vice President
                               Address: 609 Fifth Avenue
                                        New York, NY  10017
                               Phone No.: 212/745-1560
                               Fax No.: 212/745-1556
                               Individual 364-Day Commitment: $26,666,666.67 Individual 5-Year Commitment: $13,333,333.33 Payment Instructions:
                                        (1) DG Bank
                                            via Chips System
                                            DG Bank ABA #845

                                        (2) Federal Reserve Bank of New York
                                            Routing/Account # 026008455

                               SYNDICATION PARTIES:

                               U.S. BANK NATIONAL ASSOCIATION



                               By: /s/ Thomas W. Cherry
                                   ---------------------------------------
                               Name: Thomas W. Cherry
                               Title: Vice President


                               Contact Name: Thomas W. Cherry
                               Title: Vice President
                               Address: 601 Second Avenue South
                                        Minneapolis, MN 55402-4302
                               Phone No.: 612/973-0555
                               Fax No.: 612/973-0825
                               Individual 364-Day Commitment: $16,666,666.67 Individual 5-Year Commitment: $8,333,333.33 Payment Instructions:
                                   U.S. Bank National Association
                                   ABA - 091000022
                                   Acct. Name: Commercial Loans
                                   Account No.: 30000472160600
                                   Attn:  Karen Johnson
                                   Ref: Cenex Harvest States Cooperatives

                                   EXHIBIT 2.4
                               to Credit Agreement

                              364-DAY FACILITY NOTE

$__________.00                                    Effective Date: _____ __, 199_

         FOR VALUE RECEIVED, CENEX HARVEST STATES COOPERATIVES, a Minnesota cooperative corporation ("Maker"), promises to pay to the order of _______________ ("Payee") at the office of the Administrative Agent (as defined in the Credit Agreement), %CoBank, ACB at 5500 South Quebec Street, Englewood, Colorado 80111, or such other place as the Administrative Agent shall direct in writing, the principal sum of ______________ Dollars ($__________.00) or, if less, the amount outstanding under this Note for (a) 364-Day Pro Rata Advances, [and] (b) 364-Day Bid Advances[, and (c) Overnight Advances] made pursuant to the Credit Agreement dated as of June 1, 1998, by and between CoBank (for its own benefit as a Syndication Party, and as the Administrative Agent for the benefit of the present and future Syndication Parties as named or defined therein, and as the Bid Agent) and Maker (as it may be amended from time to time in the future, the "Credit Agreement") and any Bank Debt related thereto. This
Note is issued and delivered to Payee pursuant to the Credit Agreement. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

         The unpaid balance of this Note from time to time outstanding shall bear interest as set forth in the Credit Agreement. Interest shall be payable as provided in the Credit Agreement. Principal shall be payable on the 364-Day Maturity Date and as otherwise provided in the Credit Agreement. This Note has been issued by Maker to Payee pursuant to the Credit Agreement and reference is made thereto for specific terms and conditions under which this Note is made and to which this Note is subject.

         This Note is subject to voluntary and mandatory prepayments as set forth in the Credit Agreement. Amounts repaid may be reborrowed during the 364-Day Availability Period. Upon the occurrence of an Event of Default, Maker agrees that the Administrative Agent and the Payee shall have all rights and remedies set forth in the Credit Agreement, including without limitation the rights of acceleration set forth in the Credit Agreement. In addition, the Administrative Agent and the Payee shall have the right to recover all costs of collection and enforcement of this Note as provided in the Credit Agreement.

         Maker and any endorser, guarantor, surety or assignor hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, impairment of collateral, or of extension of time at or after maturity for the payment of this Note.

         This Note shall be governed in all respects by the law of the State of Colorado.

                                            Maker:

                                            CENEX HARVEST STATES COOPERATIVES
                                            a Minnesota corporation

                                            By:  _____________________________
                                            Name:_____________________________
                                            Title:____________________________

                                   EXHIBIT 3.4
                               to Credit Agreement

                              5-YEAR FACILITY NOTE

$____________.00                                  Effective Date: _____ __, 199_

         FOR VALUE RECEIVED, CENEX HARVEST STATES COOPERATIVES, a Minnesota cooperative corporation ("Maker"), promises to pay to the order of _______________ ("Payee") at the office of the Administrative Agent (as defined in the Credit Agreement), %CoBank, ACB at 5500 South Quebec Street, Englewood, Colorado 80111, or such other place as the Administrative Agent shall direct in writing, the principal sum of ______________ Dollars ($__________.00) or, if less, the amount outstanding under this Note for (a) 5-Year Pro Rata Advances, and (b) 5-Year Bid Advances made pursuant to the Credit Agreement dated as of June 1, 1998, by and between CoBank (for its own benefit as a Syndication Party, and as the Administrative Agent for the benefit of the present and future Syndication Parties as named or defined therein, and as the Bid Agent) and Maker (as it may be amended from time to time in the future, the "Credit Agreement") and any Bank Debt related thereto. This Note is issued and delivered to Payee pursuant to the Credit Agreement. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

         The unpaid balance of this Note from time to time outstanding shall bear interest as set forth in the Credit Agreement. Interest shall be payable as provided in the Credit Agreement. Principal shall be payable on the 5-Year Maturity Date and as otherwise provided in the Credit Agreement. This Note has been issued by Maker to Payee pursuant to the Credit Agreement and reference is made thereto for specific terms and conditions under which this Note is made and to which this Note is subject.

         This Note is subject to voluntary and mandatory prepayments as set forth in the Credit Agreement. Amounts repaid may be reborrowed during the 5-Year Availability Period. Upon the occurrence of an Event of Default, Maker agrees that the Administrative Agent and the Payee shall have all rights and remedies set forth in the Credit Agreement, including without limitation the rights of acceleration set forth in the Credit Agreement. In addition, the Administrative Agent and the Payee shall have the right to recover all costs of collection and enforcement of this Note as provided in the Credit Agreement.

         Maker and any endorser, guarantor, surety or assignor hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, impairment of collateral, or of extension of time at or after maturity for the payment of this Note.

         This Note shall be governed in all respects by the law of the State of Colorado.

                                            Maker:

                                            CENEX HARVEST STATES COOPERATIVES
                                            a Minnesota corporation

                                            By:  _____________________________
                                            Name:_____________________________
                                            Title:____________________________